FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-02

May 3, 2019

Free Writing Prospectus

Structural and Collateral Term Sheet

$802,541,712

(Approximate Mortgage Pool Balance)

$692,012,000

(Offered Certificates)

GS Mortgage Securities Trust 2019-GC39

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2019-GC39

Goldman Sachs Mortgage Company

Citi Real Estate Funding Inc.

As Sponsors and Mortgage Loan Sellers

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman Sachs & Co. LLC	Citigroup
Co-Lead Managers and Joint Bookrunners

AmeriVet Securities	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-226082) (the “Preliminary Prospectus”) anticipated to be dated May 3, 2019. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Fitch / KBRA / Moody’s)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	AAAsf / AAA(sf) / Aaa(sf)	$13,478,000		30.000%	[ ]%	(5)	2.53	06/19 – 12/23
Class A-2	AAAsf / AAA(sf) / Aaa(sf)	$122,528,000		30.000%	[ ]%	(5)	4.78	12/23 – 05/24
Class A-3	AAAsf / AAA(sf) / Aaa(sf)	$175,000,000		30.000%	[ ]%	(5)	9.71	11/28 – 03/29
Class A-4	AAAsf / AAA(sf) / Aaa(sf)	$209,062,000		30.000%	[ ]%	(5)	9.84	03/29 – 04/29
Class A-AB	AAAsf / AAA(sf) / Aaa(sf)	$21,171,000		30.000%	[ ]%	(5)	7.30	05/24 – 11/28
Class X-A	AAAsf / AAA(sf) / Aa1(sf)	$622,424,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class X-B	A-sf / AAA(sf) / NR	$69,588,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class A-S	AAAsf / AAA(sf) / Aa3(sf)	$81,185,000		19.500%	[ ]%	(5)	9.93	04/29 – 05/29
Class B	AA-sf / AA-(sf) / NR	$35,761,000		14.875%	[ ]%	(5)	9.96	05/29 – 05/29
Class C	A-sf / A-(sf) / NR	$33,827,000		10.500%	[ ]%	(5)	9.96	05/29 – 05/29

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Fitch / KBRA / Moody’s)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class D	BBBsf / BBB+(sf) / NR	$18,364,000		8.125%	[ ]%	(5)	9.96	05/29 – 05/29
Class X-D	BBB-sf / BBB-(sf) / NR	$32,861,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class E	BBB-sf / BBB-(sf) / NR	$14,497,000		6.250%	[ ]%	(5)	9.96	05/29 – 05/29
Class F(8)	BB-sf / BB-(sf) / NR	$15,464,000		4.250%	[ ]%	(5)	9.96	05/29 – 05/29
Class G-RR(8)	B-sf / B-(sf) / NR	$7,732,000		3.250%	[ ]%	(5)	9.96	05/29 – 05/29
Class H-RR(8)	NR / NR / NR	$25,129,711		0.000%	[ ]%	(5)	9.96	05/29 – 05/29
Class S(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(10)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”) and Moody’s Investor Service, Inc (“Moody’s” and together with Fitch and KBRA, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of the Class X-A, Class X-B and Class X-D certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR and Class H-RR certificates (collectively, the “principal balance certificates” and, together with the Class X certificates and the Class S certificates, the “Non-VRR certificates”), as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the WAC Rate (defined below), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is equal to less than the WAC Rate, such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, are represented in the aggregate.

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of principal balance certificates are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(5)	For each distribution date, the pass-through rates on each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

(6)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates
Class X-B	Class B and Class C certificates Class X-D Class D and Class E certificates

(7)	The pass-through rate of each of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates as applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.

(8)	The initial certificate balance of each of the Class F, Class G-RR and Class H-RR certificates are subject to change based on final pricing of all certificates and the final determination of the Class G-RR and Class H-RR certificates (collectively, the “HRR Certificates”) that will be retained by the retaining third-party purchaser and the final determination of the VRR Interest (as defined below) that will be retained as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor.

(9)	The Class S certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates and the VRR Interest, as described under “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class S certificates will not be entitled to distributions in respect of principal or interest other than excess interest. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.

(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

VRR INTEREST SUMMARY

Non-Offered Eligible Vertical Interest(1)	Approximate Initial VRR Interest Balance(2)	Approximate Initial VRR Interest Rate	VRR Interest Rate Description	Wtd. Avg. Life (Yrs)(3)	Principal Window(3)
RR Interest	$16,247,420	[__]%	(4)	8.85	06/19 – 05/29
Class RR Certificates	$13,095,580	[__]%	(4)	8.85	06/19 – 05/29

(1)	The Class RR certificates and the RR Interest, which are not offered pursuant to this Term Sheet, collectively comprise the “VRR Interest”. Any information in this Term Sheet concerning the VRR Interest is presented solely to enhance your understanding of the offered certificates. The VRR Interest will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) and is expected to be acquired and retained by the sponsors as described under “Credit Risk Retention” in the Preliminary Prospectus. The VRR Interest represents the right to receive a specified percentage (to be determined as described in footnote (2) below) of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the Non-VRR certificates and the VRR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus. The owner of the RR Interest is referred to in this Term Sheet as the “RR Interest Owner” and the owners of the Class RR certificates and the RR Interest are referred to in this Term Sheet as the “VRR Interest Owners”.

(2)	The initial aggregate VRR Interest balance is subject to change based on final pricing of all certificates and the final determination of the HRR Certificates that will be retained by the retaining third-party purchaser and the final determination of the VRR Interest that will be retained as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor. If the initial VRR Interest balance is reduced, the initial certificate balance of each class of principal balance certificates (and correspondingly, the initial notional amount of each class of Class X certificates) will be increased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such reduction in the initial VRR Interest balance. If the initial VRR interest balance is increased, the initial certificate balance of each class of principal balance certificates (and correspondingly, the initial notional amount of each class of Class X certificates) will be decreased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such increase in the initial VRR Interest balance. For a further description, see “Credit Risk Retention” in the Preliminary Prospectus.

(3)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the VRR Interest are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

(4)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Class RR Certificates and the RR Interest will be a per annum rate equal to the WAC Rate.

The Class D, Class X-D, Class E, Class F, Class G-RR, Class H-RR, Class S and Class R certificates and the VRR Interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates and the VRR Interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$802,541,712
Number of Mortgage Loans	36
Number of Mortgaged Properties	64
Average Cut-off Date Mortgage Loan Balance	$22,292,825
Weighted Average Mortgage Interest Rate	4.64848%
Weighted Average Remaining Term to Maturity Date/ARD (months)(3)	109
Weighted Average Remaining Amortization Term (months)	353
Weighted Average Cut-off Date LTV Ratio(4)	55.5%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	52.1%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	2.16x
Weighted Average Debt Yield on Underwritten NOI(7)	11.2%
% of Mortgage Loans with Mezzanine Debt(8)	7.5%
% of Mortgage Loans with Subordinate Debt(9)	17.8%
% of Mortgage Loans with Preferred Equity	7.7%
% of Mortgage Loans with Single Tenants(10)	29.9%

(1)	With respect to 11 mortgage loans, representing approximately 64.1% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, unit or room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to two mortgage loans, representing approximately 17.8% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, pads or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	One mortgage loan, representing approximately 8.1% of the initial pool balance has an anticipated repayment date and unless otherwise indicated is presented as if it matured on its anticipated repayment date.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to nine mortgage loans (25.8% of the initial pool balance) the Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 56.9%.

(5)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to nine mortgage loans (25.8% of the initial pool balance) the respective Maturity Date/ARD LTV Ratios were calculated using an “as stabilized” or “prospective as stabilized” appraised value assuming certain reserves were pre-funded instead of the related “as-is” appraised value. The weighted average Maturity Date/ARD LTV Ratio for the mortgage pool without making such adjustments is 53.5%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

(8)	The 365 Bond and Soho Beach House mortgage loans have additional existing subordinate mezzanine loans held by certain limited liability companies owned by certain individuals who also own an indirect interest in the borrowers. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

(9)	Each of the 101 California Street and Moffett Towers II Building V mortgage loans have multiple subordinate companion loans that are generally subordinate in right of payment to the respective related mortgage loans (the “101 California Street Subordinate Companion Loans” and the “Moffett Towers II Building V Subordinate Companion Loans”). The 101 California Street Subordinate Companion Loans have an aggregate outstanding principal balance of $228,000,000 as of the Cut-off Date, and are currently held in the CALI 2019-101C securitization transaction. The Moffett Towers II Building V Subordinate Companion Loans have an aggregate outstanding principal balance of $125,000,000 as of the Cut-off Date, and are currently held by an unrelated third party investor. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

(10)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc.
Co-Managers:	AmeriVet Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$802,541,712
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	KeyBank National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Wells Fargo Bank, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of May 6, 2019
Closing Date:	May 23, 2019
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in May 2019 (or, in the case of any mortgage loan that has its first due date in June 2019, the date that would have been its due date in May 2019 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 6th day of each month or next business day, commencing in June 2019
Distribution Date:	The 4th business day after the Determination Date, commencing in June 2019
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	May 2052
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to each class of Class X certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

■	$773,198,711 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 36 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $802,541,712 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $22,292,825 and are secured by 64 mortgaged properties located throughout 22 states

—	LTV: 55.5% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.16x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 11.2% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 31.6% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:

–	11.0% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

–	20.6% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity or the anticipated repayment date, as applicable

—	Hard Lockboxes: 78.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.10x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 27 mortgage loans representing 72.6% of the Initial Pool Balance

–	Insurance: 15 mortgage loans representing 25.3% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 25 mortgage loans representing 50.6% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 16 mortgage loans representing 48.0% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

—	Predominantly Defeasance: 64.7% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 38.8% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 23.0% of the mortgaged properties by allocated Initial Pool Balance are retail properties (15.9% are anchored retail properties)

—	Industrial: 10.9% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

—	Multifamily: 10.0% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 8.4% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Mixed Use: 7.3% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■	Geographic Diversity: The 64 mortgaged properties are located throughout 22 states with three states having greater than 10.0% of the allocated Initial Pool Balance: California (25.2%), New York (23.6%) and Florida (12.1%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	16	27	$444,372,853	55.4%
Citi Real Estate Funding Inc.	20	37	358,168,858	44.6
Total	36	64	$802,541,712	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Room	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
101 California Street	$77,500,000	9.7%	Office	1,251,483	Refinance	3.22x	12.8%	35.9%
59 Maiden Lane	75,000,000	9.3	Office	1,017,913	Refinance	2.69x	11.9%	41.7%
Moffett Towers II Building V	65,000,000	8.1	Office	350,633	Refinance	3.32x	13.6%	42.5%
Albertsons Industrial - PA	61,732,500	7.7	Industrial	1,539,407	Acquisition	1.67x	9.0%	65.6%
Waterford Lakes Town Center	55,000,000	6.9	Retail	691,265	Recapitalization	1.43x	9.3%	67.0%
Arbor Hotel Portfolio	50,000,000	6.2	Hospitality	815	Acquisition	2.08x	12.0%	60.7%
365 Bond	45,000,000	5.6	Multifamily	430	Refinance	2.79x	11.5%	37.9%
Lakeside Apartments	35,000,000	4.4	Multifamily	568	Acquisition	1.63x	8.3%	69.0%
RR America Portfolio	24,660,348	3.1	Office	157,415	Refinance	1.36x	10.1%	63.0%
The Garfield Apartments	24,145,000	3.0	Mixed Use	123	Refinance	1.20x	8.2%	68.4%
Top 10 Total / Wtd. Avg.	$513,037,848	63.9%				2.34x	11.1%	52.2%
Remaining Total / Wtd. Avg.	289,503,864	36.1				1.86x	11.4%	61.4%
Total / Wtd. Avg.	$802,541,712	100.0%				2.16x	11.2%	55.5%

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
101 California Street	$77,500,000	9.7%	8	$449,500,000	$228,000,000	$755,000,000	CALI 2019-101C	Midland	Midland
59 Maiden Lane	75,000,000	9.3%	2	$125,000,000	-	$200,000,000	GSMS 2019-GC39	Midland	KeyBank
Moffett Towers II Building V(2)	65,000,000	8.1%	3	$105,000,000	$125,000,000	$295,000,000	GSMS 2019-GC39	Midland	KeyBank
Albertsons Industrial - PA	61,732,500	7.7%	1	$15,000,000	-	$76,732,500	GSMS 2019-GC39	Midland	KeyBank
Waterford Lakes Town Center	55,000,000	6.9%	3	$125,000,000	-	$180,000,000	GSMS 2019-GC39	Midland	KeyBank
Arbor Hotel Portfolio	50,000,000	6.2%	1	$50,000,000	-	$100,000,000	GSMS 2019-GC39	Midland	KeyBank
365 Bond	45,000,000	5.6%	1	$65,000,000	-	$110,000,000	GSMS 2019-GC38	Wells	Midland
Lakeside Apartments	35,000,000	4.4%	1	$35,000,000	-	$70,000,000	GSMS 2019-GC39	Midland	KeyBank
Tulsa Office Portfolio	19,956,948	2.5%	1	$28,613,274	-	$48,570,221	BMARK 2019-B10	KeyBank	LNR
Soho Beach House	15,000,000	1.9%	1	$40,000,000	-	$55,000,000	BMARK 2019-B10	KeyBank	LNR
57 East 11th Street	15,000,000	1.9%	2	$40,000,000	-	$55,000,000	(3)	(3)	(3)

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.

(2)	The initial directing holder for the Moffett Towers II Building V mortgage loan is Hanwha Debt Strategy Private Real Estate fund 21-2, the holder of the junior subordinate loans.

(3)	The 57 East 11th Street whole loan has two pari passu companion loans with an aggregate outstanding principal balance of $40,000,000 held by CREFI and are expected to be contributed to one or more future securitization trusts. The 57 East 11th Street whole loan will initially be master serviced and, if necessary, specially serviced, by the master servicer and special servicer for this securitization. Upon the securitization of the note A-2, the 57 East 11th Street companion loan held by CREFI, the 57 East 11th Street whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer, under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the 57 East 11th Street whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR(1)
365 Bond	$45,000,000	$100,000,000	$210,000,000	5.1500%	37.9%	72.4%	2.79x	1.14x
Soho Beach House	$15,000,000	$62,000,000	$117,000,000	6.3521%	25.7%	54.7%	4.75x	1.88x

(1)	Calculated including the mezzanine debt. The Total Debt Interest Rates to full precision for the 365 Bond and Soho Beach House Loans are 5.15002333428571% and 6.35213675213675%, respectively. All “Total Debt”, “LTV Ratio” and “UW NCF DSCR” calculations also include any related pari passu companion loan(s).

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Lakeside Apartments	Lisle	Illinois	Multifamily	$35,000,000	4.4%	FREMF 2018-KP05
Soho Beach House	Miami Beach	Florida	Mixed Use	$15,000,000	1.9%	WFCM 2014-LC16
Hampton Inn Santa Barbara	Goleta	California	Hospitality	$10,600,000	1.3%	CFCRE 2011-C2
Canal Place	Akron	Ohio	Office	$10,229,388	1.3%	Hunt CRE 2017-FL1
Hampton Inn Bloomington	Bloomington	Minnesota	Hospitality	$8,350,000	1.0%	GSMS 2012-GC6
Gilbert Crossing	Gilbert	Arizona	Retail	$8,050,000	1.0%	WFCM 2015-C29
Springhill Suites Bloomington	Bloomington	Minnesota	Hospitality	$6,650,000	0.8%	GSMS 2012-GC6
Hyatt Place Arlington	Arlington	Texas	Hospitality	$5,250,000	0.7%	UBSBB 2013-C5

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	28	$311,624,147	38.8%	2.62x	47.6%	12.3%
CBD	3	155,759,532	19.4	2.93x	39.5%	12.4%
General Suburban	13	129,241,672	16.1	2.50x	54.0%	12.7%
Medical	12	26,622,943	3.3	1.36x	63.5%	10.0%
Retail	16	$184,649,430	23.0%	1.58x	64.4%	9.6%
Anchored	7	127,559,983	15.9	1.54x	65.3%	9.8%
Single Tenant Retail	5	28,200,000	3.5	1.75x	60.5%	9.4%
Unanchored	3	24,100,000	3.0	1.68x	62.3%	8.4%
Shadow Anchored	1	4,789,447	0.6	1.24x	74.3%	8.6%
Industrial	4	$87,782,500	10.9%	1.76x	64.8%	9.4%
Warehouse/Distribution	1	61,732,500	7.7	1.67x	65.6%	9.0%
Manufacturing	3	26,050,000	3.2	1.97x	62.8%	10.5%
Multifamily	2	$80,000,000	10.0%	2.28x	51.5%	10.1%
High-Rise	1	45,000,000	5.6	2.79x	37.9%	11.5%
Garden	1	35,000,000	4.4	1.63x	69.0%	8.3%
Hospitality	8	$67,690,635	8.4%	2.13x	59.2%	12.7%
Limited Service	5	43,350,000	5.4	2.08x	60.7%	12.0%
Full Service	1	13,000,000	1.6	2.41x	54.2%	14.8%
Select Service	1	6,650,000	0.8	2.08x	60.7%	12.0%
Extended Stay	1	4,690,635	0.6	1.82x	56.5%	13.9%
Mixed Use	4	$58,445,000	7.3%	2.22x	54.1%	13.3%
Multifamily / Retail	1	24,145,000	3.0	1.20x	68.4%	8.2%
Hospitality / Other	1	15,000,000	1.9	4.75x	25.7%	28.0%
Office / Retail	1	15,000,000	1.9	1.55x	59.8%	8.0%
Retail / Multifamily	1	4,300,000	0.5	1.43x	53.3%	9.1%
Self Storage	2	12,350,000	1.5%	1.44x	69.3%	9.0%
Self Storage	2	12,350,000	1.5	1.44x	69.3%	9.0%
Total/Avg. /Wtd. Avg.	64	$802,541,712	100.0%	2.16x	55.5%	11.2%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	7	$202,569,888	25.2%	$1,949,300,000	48.2%	$97,895,394	43.7%
New York	10	189,310,000	23.6	933,520,000	23.1	45,508,563	20.3
Florida	5	96,803,260	12.1	522,670,000	12.9	34,925,857	15.6
Pennsylvania	3	71,907,500	9.0	132,490,000	3.3	7,987,920	3.6
Ohio	3	44,638,032	5.6	66,140,000	1.6	4,208,351	1.9
Illinois	2	36,962,595	4.6	103,850,000	2.6	6,018,522	2.7
Texas	7	24,715,937	3.1	44,100,000	1.1	3,306,794	1.5
Oklahoma	9	19,956,948	2.5	67,400,000	1.7	6,334,882	2.8
Minnesota	3	18,870,000	2.4	47,240,000	1.2	4,047,997	1.8
Kentucky	1	18,071,339	2.3	25,500,000	0.6	1,923,226	0.9
Washington	1	14,400,000	1.8	22,500,000	0.6	1,429,629	0.6
New Mexico	1	13,000,000	1.6	24,000,000	0.6	1,917,991	0.9
Utah	1	11,200,000	1.4	32,500,000	0.8	2,687,179	1.2
Tennessee	2	8,958,280	1.1	16,500,000	0.4	1,260,949	0.6
Arizona	1	8,050,000	1.0	11,300,000	0.3	918,090	0.4
Massachusetts	1	7,950,000	1.0	22,000,000	0.5	1,901,518	0.8
Michigan	2	5,218,567	0.7	8,480,000	0.2	521,571	0.2
Arkansas	1	2,340,000	0.3	3,900,000	0.1	264,868	0.1
North Carolina	1	2,278,028	0.3	3,470,000	0.1	262,356	0.1
Louisiana	1	1,959,035	0.2	2,940,000	0.1	222,086	0.1
Indiana	1	1,864,470	0.2	3,010,000	0.1	199,924	0.1
Iowa	1	1,517,834	0.2	2,320,000	0.1	134,739	0.1
Total	64	$802,541,712	100.0%	$4,045,130,000	100.0%	$223,878,407	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1,962,595 - 10,000,000	10	$60,382,545	7.5%
10,000,001 - 20,000,000	15	208,771,319	26.0
20,000,001 - 30,000,000	3	69,155,348	8.6
30,000,001 - 40,000,000	1	35,000,000	4.4
40,000,001 - 50,000,000	2	95,000,000	11.8
50,000,001 - 60,000,000	1	55,000,000	6.9
60,000,001 - 70,000,000	2	126,732,500	15.8
70,000,001 - 77,500,000	2	152,500,000	19.0
Total	36	$802,541,712	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.30	3	$39,198,091	4.9%
1.31 - 1.40	3	33,422,943	4.2
1.41 - 1.50	6	123,979,388	15.4
1.51 - 1.60	2	33,071,339	4.1
1.61 - 1.70	7	153,839,448	19.2
1.71 - 2.00	2	19,690,635	2.5
2.01 - 3.00	10	241,839,868	30.1
3.01 - 4.75	3	157,500,000	19.6
Total	36	$802,541,712	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	18	$483,957,500	60.3%
Amortizing (30 Years)	10	140,328,864	17.5
Interest Only, Then Amortizing(2)	6	88,595,000	11.0
Interest Only - ARD	1	65,000,000	8.1
Amortizing (25 Years)	1	24,660,348	3.1
Total	36	$802,541,712	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date, as applicable.
(2) Original partial interest only periods range from 24 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	21	$583,069,819	72.7%
Springing	13	150,326,893	18.7
Hard (Tenants) / Soft (Parking
Garage)	1	45,000,000	5.6
Soft	1	24,145,000	3.0
Total	36	$802,541,712	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
25.7 - 30.0	1	$15,000,000	1.9%
30.1 - 40.0	2	122,500,000	15.3
40.1 - 50.0	3	155,000,000	19.3
50.1 - 60.0	7	62,005,503	7.7
60.1 - 70.0	16	364,942,236	45.5
70.1 - 74.3	7	83,093,972	10.4
Total	36	$802,541,712	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
25.7 - 30.0	1	$15,000,000	1.9%
30.1 - 40.0	2	122,500,000	15.3
40.1 - 50.0	7	203,665,851	25.4
50.1 - 60.0	12	175,933,914	21.9
60.1 - 69.0	14	285,441,947	35.6
Total	36	$802,541,712	100.0%
(1) See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	18	$439,441,057	54.8%
Acquisition	16	287,750,655	35.9
Recapitalization	2	75,350,000	9.4
Total	36	$802,541,712	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.850 - 4.000	2	$152,500,000	19.0%
4.001 - 4.250	2	110,000,000	13.7
4.251 - 4.750	10	120,850,000	15.1
4.751 - 5.000	9	162,077,463	20.2
5.001 - 5.250	8	192,270,234	24.0
5.251 - 5.500	3	49,923,992	6.2
5.501 - 5.610	2	14,920,023	1.9
Total	36	$802,541,712	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.4 - 8.0	2	$21,800,000	2.7%
8.1 - 10.0	15	300,143,186	37.4
10.1 - 12.0	11	267,906,687	33.4
12.1- 14.0	5	177,376,971	22.1
14.1 - 28.0	3	35,314,868	4.4
Total	36	$802,541,712	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.2 - 8.0	4	$58,945,000	7.3%
8.1 - 10.0	18	342,009,261	42.6
10.1 - 12.0	9	232,081,948	28.9
12.1 - 14.0	4	154,505,503	19.3
14.1 - 25.7	1	15,000,000	1.9
Total	36	$802,541,712	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	1	$12,000,000	1.5%
36	4	70,895,000	8.8
60	1	5,700,000	0.7

Distribution of Original Terms to Maturity Date/ARD
Original Term to Maturity Date/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59-60	4	$125,000,000	15.6%
120	32	677,541,712	84.4
Total	36	$802,541,712	100.0%

Distribution of Remaining Terms to Maturity Date/ARD
Range of Remaining Terms to Maturity Date/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
55 - 60	4	$125,000,000	15.6%
114 - 120	32	677,541,712	84.4
Total	36	$802,541,712	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	19	$548,957,500	68.4%
300	1	24,660,348	3.1
360(2)	16	228,923,864	28.5
Total	36	$802,541,712	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.
(2) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	19	$548,957,500	68.4%
299	1	24,660,348	3.1
354 - 360(2)	16	228,923,864	28.5
Total	36	$802,541,712	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.
(2) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	27	$519,574,229	64.7%
Yield Maintenance	6	187,967,483	23.4
Yield Maintenance or Defeasance	3	95,000,000	11.8
Total	36	$802,541,712	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	27	$582,821,400	72.6%
Replacement Reserves(1)	25	406,373,004	50.6
TI/LC(2)	16	308,641,114	48.0
Insurance	15	203,196,421	25.3
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of total retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Arbor Hotel Portfolio	Hospitality	$50,000,000	6.2%	60	2.08x	12.0%	60.7%
365 Bond	Multifamily	$45,000,000	5.6%	55	2.79x	11.5%	37.9%
Soho Beach House	Mixed Use	$15,000,000	1.9%	57	4.75x	28.0%	25.7%
Borel Square Shopping Center	Retail	$15,000,000	1.9%	60	1.89x	9.5%	46.4%

(1)	With respect to the mortgage loans listed in the table above, the Non-VRR Percentage of the balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or anticipated repayment date, as applicable. Each class of certificates, including the Class A-2 certificates, and the RR interest evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that currently exists or is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Allocations Between the Non-VRR Certificates and the VRR Interest
On each Distribution Date, the aggregate amount available for distributions to the holders of the Non-VRR certificates and the VRR Interest Owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (i) the VRR Interest, in an amount equal to the product of such amount multiplied by approximately 3.65626% (the “VRR Percentage”), and (b) the Non-VRR certificates, in an amount equal to the product of such amount multiplied by approximately 96.34374% (the “Non-VRR Percentage”).

Distributions	On each Distribution Date, funds available for distribution to the Non-VRR certificates (net of any Excess Interest, yield maintenance charges and prepayment premiums) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the Non-VRR certificates):

1.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.

2.	Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:

(i) to the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-AB in clause (i) above, then (iii) to the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-2 in clause (iii) above, then (v) to the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the principal balance certificates remaining after the distributions to Class A-4 in clause (v) above.

However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-AB scheduled principal balance).

3.	Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)

6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution to the principal balance certificates will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F, Class G-RR and Class H-RR certificates, sequentially, in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

Realized Losses	The certificate balances of the principal balance certificates and the VRR Interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the VRR Interest, or as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H-RR certificates, then to the Class G-RR certificates; then, to the Class F certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance
Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the VRR Interest Owners. On each Distribution Date, the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class A-S certificates, and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”) of the Class X-B, Class B, Class C, Class D and Class E certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates in such YM Group in the following manner: (A) each class of certificates (other than the Class X certificates) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class F, Class G-RR, Class H-RR, Class S or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges allocated to the Non-VRR certificates will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans	The 101 California Street, 365 Bond, Tulsa Office Portfolio and Soho Beach House mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The 57 East 11th Street mortgage loan will become a “non-serviced loan” upon the securitization of the 57 East 11th Street controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction Amounts
An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan that would otherwise be allocable to the Non-VRR certificates will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of Non-VRR certificates then outstanding (i.e., first, to the Class H-RR certificates, then to the Class G-RR certificates, then to the Class F certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Cleanup Call

On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (solely for the purposes of this calculation, if such right is being exercised after April 2029 and the Moffett Towers II Building V mortgage loan is still an asset of the issuing entity, then such mortgage loan will be excluded from the then-aggregate principal balance of the pool of mortgage loans and from the aggregate principal balance of the mortgage loans as of the Cut-off Date), certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates and the RR Interest, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) and the RR Interest for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder / Controlling Class
Representative	The “Directing Holder” will be

(a) with respect to any serviced mortgage loan (other than the 57 East 11th Street and Moffett Towers II Building V mortgage loans) and any related serviced companion loan, the Controlling Class Representative;

(b) with respect to the 57 East 11th Street whole loan, (i) until the securitization of the 57 East 11th Street controlling companion loan, the holder of the 57 East 11th Street controlling companion loan, and (ii) upon the securitization of the 57 East 11th Street controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization;

(c) with respect to the Moffett Towers II Building V whole loan, (i) until the aggregate outstanding principal balance of the subordinate companion loans evidenced by note C-1 and note C-2 (taking into account any appraisal reduction amounts or realized losses allocated to such subordinate companion loans) is less than 25% of the aggregate initial principal balance of such subordinate companion loans (a “Moffett Towers II Building V junior subordinate companion loan control appraisal period”), the holder of the majority (by principal balance) of such subordinate companion loans, (ii) during the continuance of a Moffett Towers II Building V junior subordinate companion loan control appraisal period, and until the outstanding principal balance of the subordinate companion loans evidenced by note B-1 and note B-2 (taking into account any appraisal reduction amounts or realized losses allocated to such subordinate companion loans) is less than 25% of the aggregate initial principal balance of such subordinate companion loans (a “Moffett Towers II Building V senior subordinate companion loan control appraisal period”), the holder of the majority (by principal balance) of such subordinate companion loans, and (iii) during the continuance of a Moffett Towers II Building V senior subordinate companion loan control appraisal period, the Controlling Class Representative.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the controlling class certificateholders (by certificate principal balance). The controlling class is the most subordinate class of the Class F, Class G-RR and Class H-RR certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class F is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that LD II Holdco VII, LLC, or its affiliate, is expected to purchase the Class F, Class G-RR, Class H-RR and Class S certificates, and, on the Closing Date, is expected to appoint itself (or its affiliate) to be the initial Controlling Class Representative. LD II Holdco VII, LLC is directly or indirectly wholly owned by Prime Finance Long Duration (B-Piece) II, L.P. and by Prime Finance Long Duration (B-Piece) II (Parallel Entity), L.P., each a Delaware limited partnership.

The initial Directing Holder for the Moffett Towers II Building V whole loan is anticipated to be Hanwha Debt Strategy Private Real Estate Fund 21-2, which is anticipated to be the holder of the related subordinate companion loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation
Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

A “Control Termination Event” will occur (a) with respect to any serviced mortgage loan (other than the 57 East 11th Street mortgage loan and the Moffett Towers II Building V mortgage loan) and any related serviced companion loan, when the Class F certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates, and (b) with respect to the Moffett Towers II Building V whole loan, during the continuance of both the event described in clause (a) above and a Moffett Towers II Building V senior subordinate companion loan control appraisal period.

No Control Termination Event may occur with respect to the controlling holder related to the 57 East 11th Street whole loan and the term Control Termination Event will not be applicable to the controlling holder related to the 57 East 11th Street whole loan.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan (other than the 57 East 11th Street mortgage loan and the Moffett Towers II Building V mortgage loan) and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan (other than the 57 East 11th Street mortgage loan and the Moffett Towers II Building V mortgage loan) and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

A “Consultation Termination Event” will occur (a) with respect to any serviced mortgage loan (other than the 57 East 11th Street mortgage loan and the Moffett Towers II Building V mortgage loan) and any related serviced companion loan, when the Class F certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates, and (b) with respect to the Moffett Towers II Building V whole loan, during the continuance of both the event described in clause (a) above and a Moffett Towers II Building V senior subordinate companion loan control appraisal period.

No Consultation Termination Event may occur with respect to the controlling holder related to the 57 East 11th Street whole loan and the term Consultation Termination Event will not be applicable to the controlling holder related to the 57 East 11th Street whole loan.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention
Consultation Parties	Each VRR Interest Owner will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, each risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the GSMS 2019-GC39 pooling and servicing agreement (referred to as the “GSMS 2019-GC39 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the GSMS 2019-GC39 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

101 California Street	Note	Control	Original Balance	Note Holder
	A-1	Yes	$245,250,000	CALI 2019-101C
	A-2	No	41,750,000	CALI 2019-101C
	A-3	No	77,500,000	GSMS 2019-GC39
	A-4	No	50,000,000	GSMC(1)
	A-5	No	22,500,000	GSMC(1)
	A-6	No	25,000,000	JPMCB(2)
	A-7	No	25,000,000	JPMCB(2)
	A-8	No	20,000,000	BMARK 2019-B10
	A-9	No	20,000,000	BMARK 2019-B10
	B-1	No	171,000,000	CALI 2019-101C
	B-2	No	57,000,000	CALI 2019-101C
Total			$755,000,000

(1)	Held by GSMC and anticipated to be contributed to one or more future securitization trusts.

(2)	Held by JPMCB and anticipated to be contributed to one or more future securitization trusts.

59 Maiden Lane	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,000,000	GSMS 2019-GC39
	A-2	No	75,000,000	CREFI(1)
	A-3	No	50,000,000	CREFI(1)
Total			$200,000,000

(1)	Held by CREFI and anticipated to be contributed to one or more future securitization trusts.

Moffett Towers II Building V	Note	Control	Original Balance	Note Holder
	A-1	No	$42,500,000	DBNY(1)
	A-2	No	65,000,000	GSMS 2019-GC39
	A-3	No	50,000,000	GSBI(2)
	A-4	No	12,500,000	GSBI(2)
	B-1	No	63,750,000	(3)
	B-2	No	21,250,000	(3)
	C-1	Yes(4)	30,000,000	(3)
	C-2	Yes(4)	10,000,000	(3)
Total			$295,000,000

(1)	Held by DBNY and anticipated to be contributed to one or more future securitization trusts.

(2)	Held by GSBI and anticipated to be contributed to one or more future securitization trusts.

(3)	The Moffett Towers II Building V Senior Subordinate Loans and the Moffett Towers II Building V Junior Subordinate Loans were sold to an unrelated third party.

(4)	The initial controlling noteholder is the holder or holders of a majority of the Moffett Towers II Building V Junior Subordinate Loans (by principal balance).

Albertsons Industrial – PA	Note	Control	Original Balance	Note Holder
	A-1	Yes	$61,732,500	GSMS 2019-GC39
	A-2	No	15,000,000	GSMS 2019-GC38
Total			$76,732,500

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

Waterford Lakes Town Center	Note	Control	Original Balance	Note Holder
	A-1-A	Yes	$55,000,000	GSMS 2019-GC39
	A-1-B	No	35,000,000	GSBI(1)
	A-2-A	No	45,000,000	BANA(2)
	A-2-B	No	45,000,000	BANA(2)
Total			$180,000,000

(1)	Held by GSBI and anticipated to be contributed to one or more future securitization trusts.

(2)	Held by BANA and anticipated to be contributed to one or more future securitization trusts.

Arbor Hotel Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	GSMS 2019-GC39
	A-2	No	$50,000,000	CREFI(1)
Total			$100,000,000

(1)	Held by CREFI and anticipated to be contributed to one or more future securitization trusts.

365 Bond	Note	Control	Original Balance	Note Holder
	A-1	Yes	$65,000,000	GSMS 2019-GC38
	A-2	No	45,000,000	GSMS 2019-GC39
Total			$110,000,000

Lakeside Apartments	Note	Control	Original Balance	Note Holder
	A-1	Yes	$35,000,000	GSMS 2019-GC39
	A-2	No	35,000,000	CREFI(1)
Total			$70,000,000

(1)	Held by CREFI and anticipated to be contributed to one or more future securitization trusts.

Tulsa Office Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	28,675,000	BMARK 2019-B10
	A-2	No	20,000,000	GSMS 2019-GC39
Total			$48,675,000

Soho Beach House	Note	Control	Original Balance	Note Holder
	A-1	Yes	40,000,000	BMARK 2019-B10
	A-2	No	15,000,000	GSMS 2019-GC39
Total			$55,000,000

57 East 11th Street	Note	Control	Original Balance	Note Holder
	A-1	No	15,000,000	GSMS 2019-GC39
	A-2	Yes	20,000,000	CREFI(1)
	A-3	No	20,000,000	CREFI(1)
Total			$55,000,000

(1)	Held by CREFI and anticipated to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the GSMS 2019-GC39 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a) for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the applicable special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b) for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of
Special Servicer

Except as limited by certain conditions described in the Preliminary Prospectus, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the special servicer (other than with respect to the non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Quorum, or (b) more than 50% of the voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer. A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer as described above or the asset representations reviewer as described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates).

If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the RR Interest Owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that (i) evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all certificates (other than the Class X, Class S and Class R certificates) on an aggregate basis, and (ii) consist of at least 3 certificateholders or certificate owners that are not affiliated with each other).

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced whole loans certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor

The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the RR Interest Owner and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the RR Interest Owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) a control termination event has occurred and is continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Asset Representations
Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution
Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“CBD”: Central business district.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Interests”: Each class of certificates (other than Class S, Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 13 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

48 Paul Hastings
47 Paul Hastings
Audax
46 Balyasny
45 Deutsche Bank
Khazanah
Kinetica
44 Vacant
43 Costar Group
42 Russell Reynolds
Russell Reynolds
Algert Global
41 Navigant
40 Prudential
39 Venable
Vacant
Lincoln
YouAppi
38 Venable
37 Temasek
Jackson Square
Jackson Square
36 Baker Botts
Baker Botts
Vacant
Vacant
35 Winston & Strawn
34 Winston & Strawn
33 Cambridge
32 Park Hill Group
Susquehanna
Vacant
31 Jefferies
Numeral
Citibank
Paul Hastings
30 Kasowitz LLP
Level Equity
Teachers Insurance
Desmarais LLP
29 Cooley LLP
Build America
Siegfried
Eastdil Secured
28 Jefferies
Angelo Gordon
USAA
Everest
Merrill Lynch
Yiheng Capital
27 Grant Thornton
Grant Thornton
Servcorp
26 Deutsche Bank
25 Bessemer Trust
Merrill Lynch
Vacant
24 Deutsche Bank
23 Vacant
22 Vacant
21 Merrill Lynch
20 Business Wire
19 Business Wire
Hiscox
Performance Horizon
Paul Hastings
18 Invesco
Beazley
Beazley
Vacant
17 Tree Line Capital
Sutton Place Mgt
Merrill Lynch
Cypress Wealth
16 Sitecore
15 GE Capital
Ascend
Trinity Partners
14 Merrill Lynch
13 Merrill Lynch
12 Presidio Financial
11 Merrill Lynch
XL America
XL America
10 Hines
Cypress Wealth
Hines
Slater Hersey
9 Nationwide
MSCI
Merrill Lynch
Walnut Hil
Burns Wilcox
KHP Capital
8 Steel Wave
Argo Group
Kimo
Biggs Cardosa
7 Morgan Stanley
6 Cooley LLP
5 Cooley LLP
4 Cooley LLP
3 Morgan Stanley
2 Morgan Stanley
1 Vacant
Retail-7 Lettus
Vacant
Mina Group
Vacant
Vacant
2019
2020
2021
2022
2023+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance(3)	$77,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$421.10
Size (SF)	1,251,483	Percentage of Initial Pool Balance	9.7%
Total Occupancy as of 12/31/2018(1)	92.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/31/2018(1)	92.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1983 / 2004	Mortgage Rate	3.85000000%
Appraised Value	$1,466,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$98,039,071
Underwritten Expenses	$30,562,252	Escrows(4)
Underwritten Net Operating Income (NOI)	$67,476,820	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$66,241,788	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	35.9%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	35.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	3.28x / 3.22x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	12.8% / 12.6%	Other	$20,474,821	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$755,000,000	100.0%	Refinance Existing Debt Principal Balance	$496,367,751	65.7%
Borrower Principals Equity Distribution	221,554,352	29.3
Prepayment Penalty	13,621,233	1.8
Unfunded Obligations Reserve	10,474,821	1.4
Cooley Reserve	10,000,000	1.3
Origination Closing Costs	2,192,584	0.3
Prepaid Stub Interest	789,258	0.1

Total Sources	$755,000,000	100.0%	Total Uses	$755,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy of 92.1% assumes one tenant, Kasowitz LLP, is in occupancy of Suite 3000 (8,375 SF, $68.00 per SF). Kasowitz LLP is currently in occupancy of Suite 2300 (25,663 SF, $43.71 per SF) (excluded from underwriting) and is anticipated to move to Suite 3000. Kasowitz LLP has a lease out for signature for Suite 3000 but has not yet taken occupancy or begun paying rent. Kasowitz LLP is anticipated to take occupancy and begin paying rent in July 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.

(2)	Calculated based on the aggregate outstanding principal balance of the 101 California Street Senior Loans and excludes the 101 California Street Subordinate Loans unless otherwise specified. See “—The Mortgage Loan” below.

(3)	The 101 California Street Loan consists of the non-controlling Note A-3 and is part of the 101 California Street Whole Loan evidenced by nine senior pari passu notes and two subordinate notes, with an aggregate outstanding principal balance as of the Cut-off Date of $755.0 million. For additional information, see “—The Mortgage Loan” below.

(4)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “101 California Street Loan”) is part of a whole loan (the “101 California Street Whole Loan”) consisting of nine senior pari passu promissory notes (note A-1, note A-2, note A-3, note A-4, note A-5, note A-6, note A-7, note A-8 and note A-9) with an aggregate original principal balance of $527,000,000 (the “101 California Street Senior Loans”) and two subordinate pari passu promissory notes (note B-1 and note B-2) with an aggregate original principal balance of $228,000,000 (the “101 California Street Subordinate Loans”). The 101 California Street Whole Loan has an aggregate original principal balance of $755,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property with retail components in San Francisco, California (the “101 California Street Property”). The 101 California Street Loan, which will be included in the GSMS 2019-GC39 securitization transaction, is evidenced by the non-controlling note A-3, has an outstanding principal balance as of the Cut-off Date of $77,500,000 and represents approximately 9.7% of the Initial Pool Balance.

The 101 California Street Whole Loan was co-originated by Goldman Sachs Mortgage Company (“GSMC”) and JPMorgan Chase Bank, National Association (“JPMCB”) on February 25, 2019. The controlling note A-1, as well as note A-2 and the 101 California Street Subordinate Loans, are included in the CALI 2019-101C securitization transaction. The other note holders are set forth below.

The 101 California Street Senior Loans (including the 101 California Street Loan) have an interest rate of 3.85000000% per annum and the 101 California Street Subordinate Loans have an interest rate of 4.94773026% per annum, resulting in a weighted average interest rate of approximately 4.181499999% per annum on the 101 California Street Whole Loan. The borrower utilized the proceeds of the 101 California Street Whole Loan to refinance existing debt on the 101 California Street Property, pay the prepayment penalty on existing debt, pay origination costs, fund reserves and return equity to the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The 101 California Street Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The 101 California Street Whole Loan requires interest only payments during its term. The scheduled maturity date of the 101 California Street Whole Loan is the due date in March 2029. The 101 California Street Whole Loan may be voluntarily prepaid in whole (but not in part) beginning on the earlier of (i) the due date in March 2022 and (ii) the first due date following the second anniversary of the last securitization of a note comprising part of the 101 California Street Whole Loan. Any voluntary prepayments prior to September 6, 2028 require a yield maintenance premium.

The table below summarizes the promissory notes that comprise the 101 California Street Whole Loan. The relationship between the holders of the 101 California Street Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The 101 California Street Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

Note A-1	$245,250,000	$245,250,000	CALI 2019-101C	Yes
Note A-2	41,750,000	41,750,000	CALI 2019-101C	No
Note A-3	77,500,000	77,500,000	GSMS 2019-GC39	No
Note A-4	50,000,000	50,000,000	GSMC(1)	No
Note A-5	22,500,000	22,500,000	GSMC(1)	No
Note A-6	25,000,000	25,000,000	JPMCB(1)	No
Note A-7	25,000,000	25,000,000	JPMCB(1)	No
Note A-8	20,000,000	20,000,000	BMARK 2019-B10	No
Note A-9	20,000,000	20,000,000	BMARK 2019-B10	No
Note B-1	171,000,000	171,000,000	CALI 2019-101C	No
Note B-2	57,000,000	57,000,000	CALI 2019-101C	No
Total	$755,000,000	$755,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The 101 California Street total debt capital structure is shown below:

101 California Street Total Debt Capital Structure

(1)	The initial weighted average interest rate of the notes comprising the 101 California Street Whole Loan is approximately 4.181499999%. The interest rate on the 101 California Street Whole Loan as of any date of determination will be the weighted average interest rate of the notes comprising the 101 California Street Whole Loan.

(2)	Based on the appraised value of $1,466,000,000 as of November 13, 2018.

(3)	Based on the UW NOI of $67,476,820 and the UW NCF of $66,241,788.

(4)	Note A-4 and Note A-5 are currently held by GSMC and expected to be contributed to one or more future securitization transactions.

(5)	Notes A-6 and A-7 are currently held by JPMCB and expected to be contributed to one or more future securitization transactions.

(6)	Based on the appraised value of $1,466,000,000, the Implied Borrower Sponsor Equity is $711,000,000.

■	The Mortgaged Property. The 101 California Street Property consists of a 48-story high-rise office tower, a seven-story annex building of approximately 200,000 SF, a two-story subterranean parking garage and approximately 23,000 SF of retail space. The 101 California Street Property was originally constructed in 1983 and was renovated in 2004. The 101 California Street Property features views of the San Francisco Bay, Golden Gate and Bay Bridges, Financial District and Marin Headlands, as well as on-site amenities, which include an atrium lobby, Michael Mina’s PABU Izakaya (Japanese restaurant), an outdoor plaza, on-site parking, locker and shower facilities, bike storage, complimentary bike rental, on-site dry cleaners and various restaurant options. The top five tenants by NRA at the 101 California Street Property are: Merrill Lynch (S&P: A-; Fitch: A+; MIS: A3), Cooley LLP (Am Law 200) (who is anticipated to vacate at lease expiry in December 2020), Morgan Stanley (S&P: BBB+; Fitch: A; MIS: A3), Deutsche Bank (S&P: BBB+; MIS: A3), and Winston & Strawn (Am Law 200), which in aggregate account for approximately 35.0% of NRA and approximately 33.9% of underwritten total rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The 101 California Street Property is located in the financial district of San Francisco, at the intersection of California Street and the Market Street Corridor. The 101 California Street Property is positioned near major transportation arteries and public transportation options including Bay Area Rapid Transit, light rail and the Transbay Terminal. As of December 31, 2018, the 101 California Street Property has an underwritten occupancy of 92.1%. The 101 California Street Property has averaged 91.8% occupancy since 1985.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 101 California Street Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Merrill Lynch(3)	A+/A3/A-	121,986	9.7%	$5,176,598	8.5%	$42.44	10/31/2022	2, 5-year options
Cooley LLP(4)	NR/NR/NR	112,305	9.0	4,935,315	8.1	43.95	12/31/2020	1, 5-year option
Morgan Stanley(5)	A/A3/BBB+	91,068	7.3	3,526,153	5.8	38.72	1/31/2028	2, 5-year options
Paul Hastings(6)	NR / NR / NR	41,508	3.3	3,190,887	5.2	76.87	8/19/2027	2, 5-year options
Deutsche Bank(7)	NR / A3 / BBB+	60,311	4.8	3,124,148	5.1	51.80	12/31/2024	2, 5-year options
Winston & Strawn	NR / NR / NR	52,235	4.2	2,611,750	4.3	50.00	10/31/2024	1, 5-year option
Venable	NR / NR / NR	38,317	3.1	2,337,404	3.8	61.00	11/14/2027	2, 5-year options
Costar Group	NR / NR / NR	24,582	2.0	1,936,708	3.2	78.79	5/17/2025	2, 5-year options
Jefferies	BBB / Ba1 / BBB-	29,469	2.4	1,890,554	3.1	64.15	7/19/2022	2, 5-year options
Balyasny	NR / NR / NR	23,309	1.9	1,655,574	2.7	71.03	7/31/2026	1, 5-year option
Largest Tenants		595,090	47.6%	$30,385,091	50.0%	$51.06
Remaining Owned Tenants		558,089	44.6	30,437,721	50.0	54.54
Vacant Spaces (Owned Space)		98,304	7.9	0	0.0	0.00
Totals / Wtd. Avg. Tenants		1,251,483	100.0%	$60,822,812	100.0%	$52.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	UW Base Rent includes rent steps through March 31, 2020.

(3)	Merrill Lynch has a one-time right to terminate the lease effective as of October 31, 2021, by giving written notice on or before October 31, 2020.

(4)	Cooley LLP is anticipated to vacate at lease expiry in December 2020.

(5)	Morgan Stanley has a one-time right to terminate the lease effective as of January 31, 2023, by giving written notice on or before February 1, 2022.

(6)	Includes storage space (619 SF / $18,570 UW Base Rent).

(7)	Deutsche Bank subleases approximately 8,989 SF to Raymond James at a base rent of approximately $65.56 PSF, expiring in December 2024.

The following table presents certain information relating to the lease rollover schedule at the 101 California Street Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA(2)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(4)	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	10,019	0.8	0.8%	396,290	0.7	39.55	3
2020	217,760	17.4	18.2%	10,844,618	17.8	49.80	18
2021	116,890	9.3	27.5%	6,627,854	10.9	56.70	17
2022	219,980	17.6	45.1%	9,957,210	16.4	45.26	16
2023	31,944	2.6	47.7%	1,856,575	3.1	58.12	6
2024	193,557	15.5	63.1%	9,389,093	15.4	48.51	8
2025	64,742	5.2	68.3%	4,553,973	7.5	70.34	4
2026	61,748	4.9	73.2%	4,283,872	7.0	69.38	5
2027	105,458	8.4	81.7%	7,051,157	11.6	66.86	5
2028	116,701	9.3	91.0%	5,044,267	8.3	43.22	2
2029	12,392	1.0	92.0%	712,540	1.2	57.50	1
2030 & Thereafter	1,988	0.2	92.1%	105,364	0.2	53.00	1
Vacant	98,304	7.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,251,483	100.0%		$60,822,812	100.0%	$52.74	86

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Includes 23,280 SF of retail space.

(3)	UW Base Rent includes rent steps through March 31, 2020.

(4)	Total UW Base Rent consists of UW Base Rent plus reimbursements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The following table presents certain information relating to historical occupancy at the 101 California Street Property:

Historical Leased %(1)

2015	2016	2017	2018
79.9%	82.8%	89.0%	92.1%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 101 California Street Property:

Cash Flow Analysis

	2015	2016	2017	2018	Underwritten(1)	Underwritten $ per SF
Base Rental Revenue(2)	$36,017,479	$41,015,186	$48,974,846	$53,202,219	$60,822,812	$48.60
Contractual Rent Steps	0	0	0	0	2,294,441	1.83
Overage / Percentage Rent	6,236	0	0	0	0	0.00
Total Reimbursement Revenue	24,881,134	25,424,877	28,186,007	30,068,778	32,642,890	26.08
Market Revenue from Vacant Units	0	0	0	0	8,109,093	6.48
Parking Revenue	1,998,158	2,036,959	1,921,040	1,972,754	1,972,754	1.58
Other Revenue	567,679	358,480	347,034	306,174	306,174	0.24
Gross Revenue	$63,470,686	$68,835,502	$79,428,927	$85,549,925	$106,148,164	$84.82
Vacancy Loss	0	0	0	0	(8,109,093)	(6.48)
Credit Loss	0	0	0	0	0	0.00
Effective Gross Revenue	$63,470,686	$68,835,502	$79,428,927	$85,549,925	$98,039,071	$78.34
Real Estate Taxes	11,039,852	10,594,840	11,468,841	11,648,498	14,689,773	11.74
Insurance	2,591,587	2,414,709	2,302,478	2,248,392	2,407,988	1.92
Utilities	1,766,229	1,797,635	1,822,823	1,856,803	1,856,803	1.48
Repairs & Maintenance	1,615,718	1,922,065	2,026,013	1,683,471	1,683,471	1.35
Janitorial	3,485,885	3,592,113	3,780,953	4,047,888	4,047,888	3.23
Management Fee	1,952,792	2,116,644	2,423,336	2,626,212	1,000,000	0.80
Payroll (Office, Security, Maintenance)	3,479,091	3,623,912	3,610,305	3,684,934	3,684,934	2.94
General and Administrative - Direct	529,580	520,230	466,838	280,600	280,600	0.22
Other Expenses	991,387	953,239	865,470	910,795	910,795	0.73
Total Operating Expenses	27,452,121	27,535,387	28,767,057	28,987,593	30,562,252	24.42
Net Operating Income(3)	$36,018,565	$41,300,115	$50,661,870	$56,562,332	$67,476,820	$53.92
Tenant Improvements	0	0	0	0	523,655	0.42
Leasing Commissions	0	0	0	0	523,655	0.42
Replacement Reserves	0	0	0	0	187,722	0.15
Net Cash Flow	$36,018,565	$41,300,115	$50,661,870	$56,562,332	$66,241,788	$52.93

(1)	Underwritten cash flow based on annualized in-place rents as of December 31, 2018, with rent steps through March 31, 2020. See “Underwritten Cash Flow Assumptions” for more detail.

(2)	Cooley LLP is anticipated to vacate at lease expiry in December 2020.

(3)	Increase in Underwritten Net Operating Income is due to recent new leasing.

■	Appraisal. According to the appraisal, the 101 California Street Property had an “as-is” appraised value of $1,466,000,000 as of November 13, 2018.

■	Environmental Matters. According to a Phase I environmental report, dated November 16, 2018, there are no recognized environmental conditions or recommendations for further action at the 101 California Street Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

■	Market Overview and Competition. According to the appraisal, in the first half of 2018, the San Francisco office market posted record high overall net absorption due to continued demand from tech companies of all sizes. In addition to strong leasing in the second quarter of 2018, sublease availabilities decreased from 1.4 million SF in 2017 to about 971,000 SF. With strong leasing activity and limited large blocks of available space, Class A asking rental rates increased over the prior year to record highs, while vacancy declined. The second quarter of 2018 brought delivery of 1.3 million SF of new office space, which was 100.0% preleased by tenants such as Facebook, Dropbox and Pinterest. The city-wide average asking rent rose to $72.30 per SF per year, up 3.1% ($2.14 per SF) year-over-year and also up 1.3% ($0.90 per SF), achieving a rental rate record high. Direct Class A average asking rent increased over the quarter (1.9%) and prior year (4.7%) to $77.36 per SF. All asking rents quoted are based on full-serviced gross leases.

The overall vacancy rate was 7.4%, down 1.0% from the prior year, and down 0.20% over the prior quarter. Vacancy in the San Francisco Central Business District was 8.7% while the non-Central Business District vacancy rate was 5.0%. Year-to-date leasing activity totaled more than 4.3 million SF in the second quarter of 2018, up 32.3% over the prior year’s mid-year leasing of nearly 3.3 million SF.

According to the appraisal, as of the first half of 2018, San Francisco had 3.4 million SF of office space under construction: 1.8 million SF in the South Financial District, one million SF in the Mission Bay submarket, and 583,000 SF in the Showplace Square/Potrero Hill submarket. As of November 2018, almost 3.1 million SF has been completed. In the second quarter of 2018, 1.3 million SF of new 100.0% leased office space was delivered, which included The Exchange at 16th Street (occupied by Dropbox), 181 Fremont Street (occupied by Facebook), 505 Brannan Street (occupied by Pinterest), and 100 Hooper (occupied by Adobe). New construction completions totaled 4.4 million SF in 2018, setting a single year record in San Francisco.

The following table presents certain information relating to the primary competition for the 101 California Street Property:

Comparable Office Set(1)

Property	Sale Date(2)	Year Built / Renovated	Total Area (SF)(3)	Sale Price / Valuation	Sale Price / Valuation PSF	Occupancy	NOI PSF
101 California Street	11/2018	1983 / 2004	1,251,483	$1,466,000,000	$1,171.41	92.1%(4)	$53.92(5)
301 Howard Street	08/2018	1987	310,418	292,500,000	942.28	98	45.23
235 Pine Street	06/2018	1990	153,871	129,000,000	838.36	89	44.01
270 Brannan Street	03/2018	2016	182,000	202,293,548	1,111.50	100	44.46
222 2nd Street	09/2017	2015	452,418	542,900,000	1,200.00	100	54.00
44 Montgomery Street	04/2017	1966 / 2015	635,567	475,400,000	747.99	78	29.17
505 Howard Street	12/2016	2013	291,032	350,000,000	1,202.62	100	52.92
1 Front Street	12/2016	1981	651,000	521,000,000	800.31	99	36.01
Total / Weighted Average(6)			2,676,306	$424,563,758	$939.02	94%	$41.37

(1)	Source: Appraisal.

(2)	The 101 California Street Property sale date represents the date of value per the appraisal.

(3)	The total area (SF) of 101 California Street Property is based on the underwritten rent roll.

(4)	Represents underwritten occupancy.

(5)	Represents UW NOI per SF.

(6)	Excludes the 101 California Street Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

■	The Borrower. The borrower is Elm Property Venture LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 101 California Street Whole Loan. The borrower is indirectly owned by Hines Interests Limited Partnership (“Hines”), GIC (Realty) Private Limited (“GIC”) and an Asian Governmental Investor (together with Hines and GIC, the “Borrower Principals”).

Hines, founded in 1957, is a privately owned global real estate investment, development, and management firm. Hines has a presence in 207 cities, in 24 countries, and approximately $116.4 billion of assets under management – including approximately $64 billion for which Hines provides fiduciary investment management services and approximately $52.4 billion for which Hines provides third-party property-level services. The 101 California Street Whole Loan is non-recourse to the borrower (except for customary recourse carve-outs) and there is no non-recourse carve-out guarantor.

■	Escrows. On the origination date, the borrower funded (i) an unfunded obligations reserve in the amount of $10,474,821 for unfunded tenant improvements and leasing commissions and free rent attributable to various tenants and (ii) a rollover reserve in the amount of $10,000,000 for tenant improvements, leasing commissions and other leasing costs to retenant the Cooley LLP space upon the expiration of the Cooley LLP lease.

On each due date during a 101 California Street Trigger Period, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless in the case of insurance premiums, the borrower is maintaining a blanket policy and no event of default is continuing; (ii) a capital expenditures reserve in the amount of $20,859 (subject to an aggregate cap of $500,606); and (iii) a tenant improvements and leasing commissions reserve in the amount of $104,293 (subject to an aggregate cap of $2,503,030, excluding any amounts attributable to termination proceeds deposited in the tenant improvements and leasing commissions reserve account).

A “101 California Street Trigger Period” means each period (i) commencing when the debt yield (as calculated under the loan documents and taking into account any mezzanine indebtedness described below and the 101 California Street Whole Loan), determined as of the end of the last day of each of two consecutive fiscal quarters, is less than 6.00%, and ending when the debt yield (as calculated under the loan documents and taking into account any mezzanine indebtedness described below and the 101 California Street Whole Loan), determined as of the end of the last day of each of two consecutive fiscal quarters, is at least 6.00%, and (ii) commencing upon the borrower’s failure, after applicable notice periods, to deliver required annual, quarterly or monthly financial reports and ending when such financial reports are delivered and no other 101 California Street Trigger Period is ongoing.

■	Lockbox and Cash Management. The 101 California Street Whole Loan is structured with a hard lockbox and springing cash management. The borrower was required to deliver tenant direction letters instructing all tenants to deposit rents into a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the 101 California Street Property and all other money received by the borrower or the property manager with respect to the 101 California Street Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within two business days of receipt thereof. On each business day that no 101 California Street Trigger Period or event of default under the 101 California Street Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during a 101 California Street Trigger Period or during the continuance of an event of default under the 101 California Street Whole Loan, all funds in the lockbox account are required to be swept into the cash management account.

During the continuance of a 101 California Street Trigger Period or, at the lender’s discretion, during the continuance of an event of default under the 101 California Street Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the 101 California Street Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

■	Property Management. The 101 California Street Property is currently managed by Hines, which is also the 101 California Street borrower sponsor, pursuant to a management agreement. Under the related loan documents, the 101 California Street Property is required to be managed by Hines, Hines GS Properties, Inc., any other property manager affiliated with Hines or any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower (or selected by the lender in the event of an event of default under the 101 California Street Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval (i) during the continuance of an event of default under the 101 California Street Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods) that would allow the borrower to terminate the management agreement, (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Subordinate Secured Indebtedness. The loan documents permit future mezzanine financing up to an amount of $130,000,000, subject to satisfaction of certain conditions, including, among others (i) execution of a customary-subordination and intercreditor agreement in form and substance reasonably acceptable to the lender, (ii) the mezzanine loan and the 101 California Street Whole Loan have a combined loan-to-value ratio (as calculated under the loan documents) of no greater than 51.5%, (iii) the debt yield (as calculated under the loan documents and taking into account the mezzanine loan and the 101 California Street Whole Loan) is at least 8.35% and (iv) receipt of a Rating Agency Confirmation. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the 101 California Street Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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59 MAIDEN LANE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

Floor	Tenant
43	AmTrust Financial Services 19,996 SF Exp. 05/2023
42	AmTrust Financial Services 19,996 SF Exp. 05/2023
41	London Fischer LLP 19,996 SF Exp. 07/2027
40	London Fischer LLP 19,996 SF Exp. 07/2027
39	London Fischer LLP 19,904 SF Exp. 07/2027
38	National General Insurance 19,996 SF Exp. 07/2022
37	NYDCAS 17,167 SF Exp. 08/2021
36	NYDCAS 16,767 SF Exp. 08/2021
35	NYDCAS 16,157 SF Exp. 08/2021
34	NYDCAS 16,197 SF Exp. 08/2021
33	NYDCAS 16,247 SF Exp. 08/2021
32	Vacant
31	People of the State of NY 17,625 SF Exp. 06/2025
30	People of the State of NY 17,625 SF Exp. 06/2025
29	People of the State of NY 26,557 SF Exp. 06/2025
28	NYDCAS 16,639 SF Exp. 08/2021
27	NY Marine & General Insurance 19,315 SF Exp. 06/2022
26	NYDCAS 16,639 SF Exp. 08/2021
25	NYDCAS 16,639 SF Exp. 08/2021
24	NYDCAS 15,295 SF Exp. 08/2021
23	People of the State of NY 8,310 SF Exp. 06/2025
22	NYDCAS 15,946 SF Exp. 08/2021
21	People of the State of NY 14,612 SF Exp. 06/2025
20	NYDCAS 15,950 SF Exp. 08/2021
19	NYDCAS 15,916 SF Exp. 08/2021
18	NYDCAS 15,901 SF Exp. 08/2021
17	Harvard Maintenance, Inc. 17,937 SF Exp. 08/2026
16	NYDCAS 11,160 SF Exp. 08/2021
15	NYDCAS 14,548 SF Exp. 08/2021
15	NYDCAS 17,423 SF Exp. 08/2021
14A	NYDCAS 11,500 SF Exp. 08/2021
14	NYDCAS 33,661 SF Exp. 08/2021
13	NYDCAS 34,973 SF Exp. 08/2021
12	NYDCAS 35,018 SF Exp. 08/2021
11	NYDCAS 35,126 SF Exp. 08/2021
10	NYDCAS 35,126 SF Exp. 08/2021
9	NYDCAS 35,126 SF Exp. 08/2021
8	NYDCAS 35,126 SF Exp. 08/2021
7	NYDCAS 35,126 SF Exp. 08/2021
6	NYDCAS 7,728 SF Exp. 08/2021 / The NY Presbyterian Hospital 15,462 SF Exp. 08/2021 / Douglas & London P.C. 14,807 SF Exp. 08/2021
5	NYDCAS 35,126 SF Exp. 08/2021
4	NYDCAS 34,928 SF Exp. 08/2021
3	NYDCAS 35,105 SF Exp. 08/2021
2	NYDCAS 35,197 SF Exp. 08/2021
	NYDCAS 439 SF Exp. 08/2021 / NYDCAS 8,387 SF Exp. 08/2021
	Maiden Farm, Inc. Exp. 07/2025
Lobby	Maiden Farm, Inc. 22,726 SF Exp. 07/2025
	Finest Federal Credit Union 930 SF Exp. 04/2019
	Office 400 SF

VACANT | MECHANICAL | 2018 – 2020 | 2021 – 2023 | 2024+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		CREFI
Location (City/State)	New York, New York		Cut-off Date Balance(2)		$75,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(1)		$196.48
Size (SF)	1,017,913		Percentage of Initial Pool Balance		9.3%
Total Occupancy as of 12/24/2018	98.1%		Number of Related Mortgage Loans		None
Owned Occupancy as of 12/24/2018	98.1%		Type of Security		Fee Simple
Year Built / Latest Renovation	1965 / 2011		Mortgage Rate		3.9900%
Appraised Value	$480,000,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)	120

Underwritten Revenues	$50,166,869
Underwritten Expenses	$26,380,972		Escrows(3)
Underwritten Net Operating Income (NOI)	$23,785,897			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$21,770,131		Taxes	$4,650,281	$930,056
Cut-off Date LTV Ratio(1)	41.7%		Insurance	$0	$0
Maturity Date LTV Ratio(1)	41.7%		Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.94x / 2.69x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.9% / 10.9%		Other(4)	$0	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$200,000,000	100.0%	Loan Payoff	$103,800,032	51.9%
			Principal Equity Distribution	86,874,826	43.4
			Closing Costs	4,674,861	2.3
			Reserves	4,650,281	2.3
Total Sources	$200,000,000	100.0%	Total Uses	$200,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 59 Maiden Lane Whole Loan. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Balance of $75,000,000 represents the controlling note A-1, which is part of a larger Whole Loan evidenced by three pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $200,000,000. The related companion loans, which are evidenced by the non-controlling notes A-2 ($75,000,000) and A-3 ($50,000,000), are currently held by CREFI and expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.

(3)	See “—Escrows” below.

(4)	The Other monthly reserve amount is initially $0. Commencing with the monthly payment date occurring in March 2020, the borrower is required to make monthly deposits of $1,000,000 into the Specified Tenant Renewal Reserve (as defined below) account until the balance of the Specified Tenant Renewal Reserve account reaches $18,000,000. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “59 Maiden Lane Loan”) is part of a whole loan (the “59 Maiden Lane Whole Loan”) evidenced by three pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in an approximately one million SF, Class A office building located in New York, New York (the “59 Maiden Lane Property”). The 59 Maiden Lane Loan, which is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $75,000,000 and represents approximately 9.3% of the Initial Pool Balance. The related companion loans are evidenced by the non-controlling notes A-2 ($75,000,000) and A-3 ($50,000,000), which are currently held by Citi Real Estate Funding Inc. (“CREFI”) and are expected to be contributed to one or more future commercial mortgage securitization transactions. The 59 Maiden Lane Whole Loan, which accrues interest at an interest rate of 3.9900% per annum, was originated by CREFI on April 11, 2019, had an original principal balance of $200,000,000 and has an outstanding principal balance as of the Cut-off Date of $200,000,000. The proceeds of the 59 Maiden Lane Whole Loan were primarily used to refinance prior debt secured by the 59 Maiden Lane Property, return equity to the borrower sponsor, pay origination costs and fund upfront reserves.

The table below summarizes the promissory notes that comprise the 59 Maiden Lane Whole Loan. The relationship between the holders of the 59 Maiden Lane Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

Note A-1	$75,000,000	$75,000,000	GSMS 2019-GC39	Yes
Note A-2	75,000,000	75,000,000	CREFI(1)	No
Note A-3	50,000,000	50,000,000	CREFI(1)	No
Total	$200,000,000	$200,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

The 59 Maiden Lane Whole Loan had an initial term of 120 months, has a remaining term of 120 months as of the Cut-off Date and requires monthly payments of interest only for the term of the 59 Maiden Lane Whole Loan. The scheduled maturity date of the 59 Maiden Lane Whole Loan is the due date in May 2029. Provided no event of default has occurred and is continuing, at any time after the earlier to occur of (i) April 11, 2022 and (ii) the second anniversary of the last securitization of a note comprising part of the 59 Maiden Lane Whole Loan, the 59 Maiden Lane Whole Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 59 Maiden Lane Whole Loan documents.

Voluntary prepayment of the 59 Maiden Lane Whole Loan is permitted on or after the due date in January 2029 without payment of any prepayment premium.

■	The Mortgaged Property. The 59 Maiden Lane Property is a Class A office building located at the northwest corner of Maiden Lane and William Street in downtown Manhattan within the Financial District of New York City. The 59 Maiden Lane Property, in its entirety, consists of a 43-story, 1,017,913 SF office building on a 59,391 SF parcel of land. The borrower sponsor for the 59 Maiden Lane Whole Loan has owned and operated the 59 Maiden Lane Property since its acquisition in 1999. The 59 Maiden Lane Property was originally constructed in 1965, redeveloped in 1987 by Kohn Pedersen Fox and renovated in 2011. As of December 24, 2018, the 59 Maiden Lane Property was 98.1% occupied by a total of 15 tenants that are comprised of 11 office tenants and four telecom tenants. The 59 Maiden Lane Property is anchored by the New York City Department of Citywide Administrative Services (“NYDCAS”) and the ground floor includes the lobby areas and retail space with office space located on floors two through 43. According to the appraisal, the office space varies in size with floor plates ranging from 11,160 SF to 45,161 SF. Other tenancy includes a credit union and four telecom tenants and comprises approximately 0.1% of NRA and approximately 0.2% of underwritten base rent. The top three office tenants at the 59 Maiden Lane Property based on underwritten base rent consist of NYDCAS, People of the State of NY and London Fischer LLP (collectively representing approximately 83.2% of NRA and approximately 85.1% of underwritten base rent (inclusive of rent steps)).

The largest tenant based on underwritten base rent, NYDCAS (69.0% of NRA; 71.8% of underwritten base rent; rated AA/Aa1/AA by Fitch, Moody’s and S&P), occupies 702,283 SF of office space under two separate leases. The current term of each lease expires in August 2021 and each lease has one, five-year renewal option and no termination options. In 2000, the borrower sponsor of the 59 Maiden Street Loan, transformed the building’s entrance on John Street into a private entrance for NYDCAS and created a building within a building structure specifically for NYDCAS. All of the individual NYDCAS departments occupying space within the 59 Maiden Lane Property use the separate entrance which was rebranded as 66 John Street. NYDCAS consists of three city departments: the Department of Finance (the “DOF”), the Department of Transportation (the “DOT”) and the NYC311 Call Center (“NYC311”), which occupy suites across floors one through 37.

—	The DOF collects approximately $39 billion in revenue for New York City and values over one million properties with a total market value that exceeds $1.3 trillion. Additionally, the DOF records and maintains public property records related to ownership, deeds and mortgages, administers exemption and abatement programs that provide $3.6 billion in tax relief to property owners and renters and adjudicates and collects parking tickets in addition to providing timesaving programs to eligible drivers and businesses. The DOF also manages New York City’s Treasury Department with operating cash balances of more than $9.8 billion and acts as the chief civil law enforcer through the Office of the Sheriff. In addition, the DOF advises the New York City government in relation to its $160 billion pension system and $16 billion deferred compensation plan.

—	The DOT’s mission is to provide for the safe, efficient, and environmentally responsible movement of people and goods in New York City and to maintain and enhance the transportation infrastructure that sustains the economic vitality and quality of life of New York City residents. Over 5,000 employees of the DOT oversee New York’s urban transportation network. The DOT’s staff manages an annual operating budget of $900 million and a five-year, approximately $10.1 billion capital program, along with 6,000 miles of streets and highways, 12,000 miles of sidewalk, and 794 bridges and tunnels, including the iconic East River bridges. The DOT’s staff also installs and maintains over one million street signs, 12,700 signalized intersections, over 315,000 street lights and over 200 million linear feet of markings.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

—	NYC311 opened at the 59 Maiden Lane Property in March 2003. Its purpose is to provide help, 24 hours a day, 7 days a week, 365 days a year, with regards to over 3,600 nonemergency government services via the call center, text service and mobile application. NYC311’s mission is to provide the public with quick and easy access to all New York City government services and information. NYC311 helps agencies improve service delivery by allowing them to focus on their core missions and manage their workload efficiently. NYC311 also provides insight to improve city government through accurate, consistent measurement and analysis of service delivery.

The second largest tenant based on underwritten base rent, People of the State of NY (8.3% of NRA; 7.5% of underwritten base rent), occupies 84,729 SF of office space through June 2025 with no renewal options and no termination options. People of the State of NY have been a tenant at the 59 Maiden Lane Property since August 2000. The People of the State of NY space consists of the entire 21st, 30th and 31st floors and a portion of the 23rd and 29th floors at the 59 Maiden Lane Property. The office space is occupied by the New York State Office of the Comptroller, which is New York State’s chief fiscal officer who ensures that state and local governments use taxpayer money effectively and efficiently to promote the common good.

The third largest tenant based on underwritten base rent, London Fischer LLP (5.9% of NRA; 5.9% of underwritten base rate), occupies 59,896 SF of office space on a portion of the 39th and 40th floors and all of the 41st floor on a lease expiring in July 2027 with no extension or termination options. London Fischer LLP, a litigation and business law firm, has been a tenant at the 59 Maiden Lane Property since 1999. London Fischer LLP has offices in New York City and California and the firm provides nationwide counsel, risk management, trial, appellate and advisory services for the construction, manufacturing and insurance industries.

The following table presents certain information relating to the major tenants at the 59 Maiden Lane Property:

Ten Largest Owned Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
NYDCAS(4)	AA / Aa1 / AA	702,283	69.0%	$27,850,860	71.8%	$39.66	8/31/2021	1, 5-year option
People of the State of NY	NR / NR / NR	84,729	8.3%	2,892,092	7.5%	$34.13	6/30/2025	NAP
London Fischer LLP	NR / NR / NR	59,896	5.9%	2,272,036	5.9%	$37.93	7/31/2027	NAP
AmTrust Financial Services(5)	NR / NR / NR	39,992	3.9%	1,639,672	4.2%	$41.00	5/31/2023	1, 5-year option
The NY Presbyterian Hospital	NR / NR / NR	15,462	1.5%	902,200	2.3%	$58.35	8/31/2021	NAP
National General Insurance	NR / NR / NR	19,996	2.0%	829,834	2.1%	$41.50	7/31/2022	1, 5-year option
Maiden Farm, Inc.	NR / NR / NR	22,726	2.2%	724,149	1.9%	$31.86	7/31/2025	NAP
NY Marine & General Insurance	NR / NR / NR	19,315	1.9%	676,025	1.7%	$35.00	6/30/2022	1, 5-year option
Harvard Maintenance, Inc.	NR / NR / NR	17,937	1.8%	547,079	1.4%	$30.50	8/31/2026	NAP
Douglas & London P.C.	NR / NR / NR	14,807	1.5%	414,596	1.1%	$28.00	8/31/2021	1, 32-month option & 1, 5-year option
Ten Largest Owned Tenants		997,143	98.0%	$38,748,542	99.8%	$38.86
Remaining Tenants(6)		1,349	0.1%	66,247	0.2%	$61.90
Vacant		19,421	1.9%	0	0.0%	$0.00
Total / Wtd. Avg.(7)		1,017,913	100.0%	$38,814,788	100.0%	$38.89

(1)	Based on the underwritten rent roll dated December 24, 2018.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $181,338 of contractual rent steps through May 2020. UW Base Rent $ per SF excludes 400 SF of building office space.

(4)	NYDCAS consists of three city departments: the DOF, the DOT and NYC311.

(5)	AmTrust Financial Services is an affiliate of the borrower.

(6)	Remaining Tenants at the 59 Maiden Lane Property include a credit union, four telecom tenants and 400 SF of building office space.

(7)	Total / Wtd. Avg. UW Base Rent $ per SF excludes 400 SF of building office space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

The following table presents certain information relating to the lease rollover schedule at the 59 Maiden Lane Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM(3)	400	0.0%	0.0%	$7,500	0.0%	NAP	1
2019	930	0.1	0.1%	37,200	0.1	$40.00	1
2020	0	0.0	0.1%	0	0.0	$0.00	0
2021	732,552	72.0	72.1%	29,167,656	75.1	$39.82	3
2022	39,312	3.9%	76.0%	1,511,859	3.9	$38.46	3
2023	39,992	3.9	79.9%	1,639,672	4.2	$41.00	1
2024(4)	9	0.0	79.9%	8,347	0.0	$927.43	1
2025	107,455	10.6	90.4%	3,616,241	9.3%	$33.65	2
2026	17,946	1.8	92.2%	554,279	1.4%	$30.89	2
2027	59,896	5.9	98.1%	2,272,036	5.9%	$37.93	1
2028	0	0.0	98.1%	0	0.0	$0.00	0
2029	0	0.0	98.1%	0	0.0	$0.00	0
2030 & Thereafter	0	0.0	98.1%	0	0.0%	$0.00	0
Vacant	19,421	1.9	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,017,913	100.0%		$38,814,788	100.0%	$38.89	15

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $181,338 of contractual rent steps through May 2020.

(3)	MTM includes 400 SF of building office space with no rent attributed to it and one telecom tenant accounting for $7,500 of UW Base Rent.

(4)	The sole tenant expiring in 2024 is a telecom tenant, which accounts for 9 SF at the 59 Maiden Lane Property and $8,347 of UW Base Rent.

The following table presents certain information relating to historical leasing at the 59 Maiden Lane Property:

Historical Leased%(1)

	2016	2017	As of 12/24/2018(2)
Owned Space	100.0%	100.0%	98.1%

(1)	As provided by the borrower and which represents average month-end occupancy for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated December 24, 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 59 Maiden Lane Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 2/28/2019	Underwritten	Underwritten $ per SF
Base Rent	$37,822,402	$38,668,343	$38,814,569	$38,840,316	$38,633,451	$37.95
Contractual Rent Steps(2)	0	0	0	0	181,338	0.18
Potential Income from Vacant Space	0	0	0	0	1,126,418	1.11
Reimbursements	7,384,612	9,033,321	9,094,817	9,307,958	10,024,654	9.85
Gross Potential Income	$45,207,014	$47,701,664	$47,909,386	$48,148,274	$49,965,861	$49.09
Other Income 1(3)	541,191	543,047	533,164	702,071	702,071	0.69
Other Income 2(4)	2,346,963	2,195,134	2,078,732	1,997,230	1,997,230	1.96
Vacancy & Credit Loss(5)	0	0	0	0	(2,498,293)	(2.45)
Effective Gross Income	$48,095,168	$50,439,845	$50,521,282	$50,847,575	$50,166,869	$49.28

Real Estate Taxes	$9,791,926	$9,905,624	$10,313,209	$10,287,329	$10,629,214	$10.44
Insurance	524,202	520,076	536,148	504,364	446,482	0.44
Management Fee	1,635,548	1,134,681	1,159,972	1,159,976	1,250,000	1.23
Other Operating Expenses	12,955,254	14,120,521	13,359,820	14,055,276	14,055,276	13.81
Total Operating Expenses	$24,906,930	$25,680,902	$25,369,149	$26,006,945	$26,380,972	$25.92

Net Operating Income	$23,188,238	$24,758,943	$25,152,133	$24,840,630	$23,785,897	$23.37
TI/LC	0	0		0	1,812,183	1.78
Capital Expenditures	0	0		0	203,583	0.20
Net Cash Flow	$23,188,238	$24,758,943	$25,152,133	$24,840,630	$21,770,131	$21.39

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Includes $181,338 of contractual rent steps through May 2020.

(3)	Other Income 1 consists of sub-metered electric income and electric inclusion in the rent.

(4)	Other Income 2 consists of cleaning service, elevator service, porter service, HVAC maintenance income and income from other miscellaneous sources.

(5)	Vacancy is underwritten to the current, economic vacancy of 5.0%.

(6)	Based on the underwritten rent roll dated December 24, 2018.

(7)	Metrics are calculated based on the 59 Maiden Lane Whole Loan.

■	Appraisal. According to the appraisal, the 59 Maiden Lane Property had an “as-is” appraised value of $480,000,000 as of April 1, 2019.

■	Environmental Matters. Based on a Phase I environmental report dated March 23, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the 59 Maiden Lane Property other than the continued implementation of the current Asbestos Operations and Maintenance program.

■	Market Overview and Competition. The 59 Maiden Lane Property is located in New York, New York, within the Downtown office submarket (specifically the Insurance office submarket). Located at the northwest corner of Maiden Lane and William Street, the 59 Maiden Lane Property is a short walk from many downtown buildings such as City Hall and the World Trade Center. According to the appraisal, due to downtown’s rising TAMI (Technology, Advertising, Media and Information) presence and diversity of companies, the submarket has become attractive to a wide range of employees who are looking for a diverse working environment, and leasing activity during the last quarter of 2018 outpaced the fourth quarter of 2017. As a result, overall vacancy in the Downtown office market has declined 1.2% to 10.8% in the fourth quarter of 2018, which, per the appraisal, is the largest quarterly drop since the second quarter of 2014. New leasing activity in the Downtown office submarket reached 1.8 million SF for the fourth quarter of 2018, which was nearly double the amount during the fourth quarter of 2017. Downtown remains competitive due to its pricing and growing attractiveness to both residents and employers.

According to the appraisal, the 59 Maiden Lane Property is part of the Insurance submarket, of the Downtown office market, which is located north of the Financial East submarket, south of the City Hall submarket and east of the World Trade Center submarket. Based on a third party report, the Insurance office submarket contains approximately 12.7 million SF of office inventory, with a current vacancy rate of 7.5% and an average gross

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

asking rent of $52.63 per SF. The submarket has experienced rent growth of 1.1% over the past 12 months despite the submarket experiencing negative net absorption.

The following table presents certain information relating to comparable buildings for the 59 Maiden Lane Property:

Office Building Comparables(1)

Property Name	NRA (SF)	Direct Available SF	Sublease Available SF	Direct Occupancy (%)	Total Occupancy (%)	Direct Asking Rent PSF (Low)		Direct Asking Rent PSF (High)
59 Maiden Lane Property(2)	1,017,913	19,421	NAP	98.1%	98.1%	$51.00	(3)	$61.00	(3)
100 William Street	355,364	70,892	9,792	80.1%	77.3%	$54.00		$56.00
110 William Street	848,592	24,264	0	97.1%	97.1%	$55.00		$55.00
One New York Plaza	2,103,750	120,173	35,382	94.3%	92.6%	$55.00		$60.00
100 Wall Street	457,622	29,118	17,100	93.6%	89.9%	$55.00		$59.00
60 Broad Street	1,014,041	12,861	7,102	98.7%	98.0%	$57.00		$57.00
One Battery Park Plaza	810,625	9,500	0	98.8%	98.8%	$50.00		$50.00
80 Pine Street	983,425	14,767	39,264	98.5%	94.5%	$55.00		$55.00
88 Pine Street	624,000	57,001	7,175	90.9%	89.7%	$55.00		$56.00
Total (excluding 59 Maiden Lane)	7,197,419	338,576	115,815
Average (excluding 59 Maiden Lane)	899,677	42,322	14,477	95.0%	93.7%	$50.00		$60.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated December 24, 2018.

(3)	Represents the range of market rents, determined by the appraisal, for vacant space at the 59 Maiden Lane Property.

■	The Borrower. The borrower, 59 Maiden Lane Associates, LLC, a recycled single purpose entity, is 100% owned by 59 Maiden Lane Member LLC (“Member”). Member is a Delaware limited liability company and single purpose entity with at least one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 59 Maiden Lane Whole Loan. The borrower sponsors and non-recourse carveout guarantors are George Karfunkel and Leah Karfunkel. AmTrust Realty Corp., the property manager, was founded by George Karfunkel and his brother, Michael Karfunkel, in 1993. The company owns and manages approximately 10 million SF of commercial real estate.

■	Escrows. On the origination date of the 59 Maiden Lane Whole Loan, the borrower funded a reserve of $4,650,281 for real estate taxes.

Additionally, on each monthly due date, the borrower is required to fund the following reserves with respect to the 59 Maiden Lane Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates (initially $930,056) will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period (such reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the 59 Maiden Lane Whole Loan documents), and (iii) beginning in March 2020, a specified tenant renewal reserve (“Specified Tenant Renewal Reserve”) in an amount equal to $1,000,000 until the balance in the Specified Tenant Renewal Reserve account equals or exceeds $18,000,000; provided, however, the Specified Tenant Renewal Reserve will no longer be required from and after either (A) the initial Specified Tenant (as defined below) extending the term of its lease for an additional term of not less than five years and all tenant improvement costs, leasing commissions, rent credits, and/or similar inducements in connection with the extension being paid or reserved with the lender or (B) the entire Specified Tenant space being re-tenanted pursuant to one or more replacement leases reasonably acceptable to lender.

■	Lockbox and Cash Management. The 59 Maiden Lane Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to deliver tenant direction letters to each existing tenant at the 59 Maiden Lane Property directing each of them to remit their rent checks directly to the lender-controlled lockbox. The borrower is required to cause revenue received by the borrower or the property manager from the 59 Maiden Lane Property to be deposited into such lockbox promptly upon receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a 59 Maiden Lane Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a 59 Maiden Lane Trigger Period, all funds in the lockbox account are required to be swept on each business day to a

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

cash management account under the control of the lender to be applied and disbursed in accordance with the 59 Maiden Lane Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 59 Maiden Lane Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 59 Maiden Lane Whole Loan. Provided no event of default exists, (i) to the extent insufficient funds are held in the Specified Tenant Renewal Reserve, upon request from the borrower, the lender will disburse excess cash flow for payment of tenant improvements and leasing commissions at the 59 Maiden Lane Property, provided all conditions to the disbursement of funds held in the Specified Tenant Renewal Reserve are otherwise met, and (ii) any excess cash flow funds are required to be disbursed to the borrower upon the expiration of any 59 Maiden Lane Trigger Period. Upon an event of default under the 59 Maiden Lane Whole Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “59 Maiden Lane Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the debt yield being less than 7.0%, and (iii) a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure of such event of default, (b) with respect to clause (ii) above, the date that the debt yield is equal to or greater than 7.0% for two consecutive calendar quarters, and (c) with respect to clause (iii) above, such Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means, as applicable, (i) NYDCAS, (ii) any other tenant leasing all or a portion of the applicable Specified Tenant space pursuant to any lease which, individually or when aggregated with all other leases at the 59 Maiden Lane Property with the same tenant or its affiliate, either (A) accounts for twenty percent (20%) or more of the total rental income for the 59 Maiden Lane Property, or (B) demises twenty percent (20%) or more of the 59 Maiden Lane Property’s gross leasable area and (iii) any guarantor of a Specified Tenant lease at the 59 Maiden Lane Property.

A “Specified Tenant Trigger Period” will (A) commence upon the first to occur of (i) a Specified Tenant being in a monetary or material non-monetary default under the applicable Specified Tenant lease beyond all applicable notice and cure periods set forth in the Specified Tenant lease, (ii) a Specified Tenant Dark Event, (iii) the Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant, and (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior to the applicable Specified Tenant extension deadline in accordance with the applicable terms and conditions of the applicable Specified Tenant lease and the 59 Maiden Lane Whole Loan documents for the applicable Specified Tenant renewal term, and (B) expire upon the first to occur of (i) the satisfaction of the Specified Tenant cure conditions under the 59 Maiden Lane Whole Loan documents, or (ii) the borrower leasing either the entire Specified Tenant space or a portion thereof sufficient to cause the 59 Maiden Lane Property to achieve a debt yield of 7.0%, the applicable tenant under the lease being in possession of the space demised under its lease and paying the full amount of the rent due under its lease, and none of the conditions set forth in clauses (A)(i) through (A)(v) above existing with respect to the new lease or series of leases. Notwithstanding the foregoing, a Specified Tenant Trigger Period will not be deemed to exist pursuant to clause (vi) above with respect to the initial 59 Maiden Lane Specified Tenant, NYDCAS, for so long as the Specified Tenant Renewal Reserve monthly deposit is being made.

A “Specified Tenant Dark Event” means any Specified Tenant other than NYDCAS failing to be in actual, physical possession of its Specified Tenant space (or applicable portion thereof), failing to occupy and/or be open in its premises for the conduct of its business during customary hours and/or “going dark” in the Specified Tenant space (or applicable portion thereof).

■	Property Management. The 59 Maiden Lane Property is managed by AmTrust Realty Corp., an affiliate of the borrower sponsor, pursuant to a management agreement. Provided that no event of default is occurring under the 59 Maiden Lane Whole Loan documents, the borrower may terminate the management agreement and replace the manager with a manager approved by the lender, which approval may be conditioned upon receipt of a rating agency confirmation. The lender may, or may require the borrower to, terminate the manager upon the occurrence of: (i) a 59 Maiden Lane Trigger Period, (ii) a default under the management agreement beyond all

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

applicable notice and cure periods, or (iii) the insolvency of or commencement of an involuntary insolvency or bankruptcy proceeding involving the manager that is not dismissed within 90 days of the filing thereof or any voluntary bankruptcy or insolvency proceeding involving the manager, and replace the manager with a manager approved by the lender (which may be conditioned upon the lender’s receipt of a rating agency confirmation).

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 59 Maiden Lane Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 59 Maiden Lane Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 59 Maiden Lane Property until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $100,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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moffett towers ii building v

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Sunnyvale, California	Cut-off Date Principal Balance(8)	$65,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(4)	$484.84
Size (SF)(1)	350,633	Percentage of Initial Pool Balance	8.1%
Total Occupancy as of 4/1/2019(2)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/1/2019(2)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2019 / NAP	Mortgage Rate	4.025882353%
Appraised Value(3)	$400,000,000	Original Term to Maturity (Months)(7)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$26,462,375
Underwritten Expenses	$3,386,315	Escrows
Underwritten Net Operating Income (NOI)	$23,076,059	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$23,003,547	Taxes	$0	$87,587
Cut-off Date LTV Ratio(4)(5)	42.5%	Insurance	$0	$0
LTV Ratio at ARD(4)(6)(7)	42.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(4)	3.33x / 3.32x	TI/LC	$29,997,618	$0
Debt Yield Based on Underwritten NOI / NCF(4)	13.6% / 13.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$170,000,000	57.6%	Loan Payoff	$237,781,592	80.6%
Subordinate Companion Loan Amount	125,000,000	42.4	Reserves	29,997,618	10.2
Principal Equity Distribution	14,691,116	5.0
Origination Costs	12,529,674	4.2

Total Sources	$295,000,000	100.0%	Total Uses	$295,000,000	100.0%

(1)	The Moffett Towers II Building V Property is part of the Moffett Towers II Campus. The campus shares 59,648 SF of common area amenities, of which 11,930 SF were allocated to the Moffett Towers II Building V Property. These 11,930 SF are not included in the collateral.

(2)	Facebook has taken possession of its space and is currently constructing its interior improvements. Facebook is currently in a free rent period through and including August 2019. Facebook is anticipated to take occupancy in August 2019 and begin paying rent in September 2019. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all. All contractual TI/LC obligations and free rent were reserved at the origination of the Moffett Towers II Building V Whole Loan. See “—Escrows” below.

(3)	See “—Appraisal” below.

(4)	Calculated based on the aggregate outstanding principal balance of the Moffett Towers II Building V Senior Loans and excludes the Moffett Towers II Building V Senior Subordinate Loans and the Moffett Towers II Building V Junior Subordinate Loans unless otherwise specified. See “—The Mortgage Loan” below.

(5)	The Cut-off Date LTV Ratio is calculated utilizing the “prospective stabilized” appraised value of $400,000,000. The Cut-off Date LTV Ratio calculated based on the “as-is” appraised value is 46.6%. See “—Appraisal” below.

(6)	The LTV Ratio at ARD is calculated utilizing the “prospective stabilized” appraised value of $400,000,000. The LTV Ratio calculated based on the “as-is” appraised value is 46.6%. See “—Appraisal” below.

(7)	The Moffett Towers II Building V Whole Loan has an anticipated repayment date (the “ARD”) of April 6, 2029 and a stated maturity date of June 6, 2034.

(8)	The Cut-off Date Principal Balance represents the non-controlling note A-2 of the $295,000,000 Moffett Towers II Building V Whole Loan. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “Moffett Towers II Building V Loan”) is part of a whole loan (the “Moffett Towers II Building V Whole Loan”) consisting of four senior pari passu promissory notes (note A-1, note A-2, note A-3 and note A-4) with an aggregate original principal balance of $170,000,000 (the “Moffett Towers II Building V Senior Loans”), two senior subordinate pari passu promissory notes (note B-1 and note B-2) with an aggregate original principal balance of $85,000,000 (the “Moffett Towers II Building V Senior Subordinate Loans”) and two junior subordinate pari passu promissory notes (note C-1 and note C-2) with an aggregate original principal balance of $40,000,000 (the “Moffett Towers II Building V Junior Subordinate Loans”). The initial controlling noteholder is the holder or holders of a majority of the Moffett Towers II Building V Junior Subordinate Loans (by principal balance). The Moffett Towers II Building V Whole Loan has an aggregate original principal balance of $295,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property in Sunnyvale, California (the “Moffett Towers II Building V Property”). The Moffett Towers II Building V Loan, which will be included in the GSMS 2019-GC39 securitization transaction, is evidenced by the non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $65,000,000 and represents approximately 8.1% of the Initial Pool Balance.

The Moffett Towers II Building V Whole Loan was co-originated by Goldman Sachs Bank USA (“GBSI”) and Deutsche Bank AG, New York Branch (“DBNY”) on March 8, 2019. The Moffett Towers II Building V Senior Loans (including the Moffett Towers II Building V Loan) have a per annum interest rate equal to (i) prior to the ARD, 4.025882353%, and (ii) following the ARD, the sum of (a) 4.025882353% plus (b) the positive difference between the Moffett Towers II Building V Adjusted Blended Interest Rate and 4.82%. The Moffett Towers II Building V Senior Subordinate Loans have a per annum interest rate equal to (i) prior to the ARD, 5.66%, and (ii) following the ARD, the sum of (a) 5.66% plus (b) the positive difference between the Moffett Towers II Building V Adjusted Blended Interest Rate and 4.82%. The Moffett Towers II Building V Junior Subordinate Loans have a per annum

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

interest rate equal to (i) prior to the ARD, 6.41%, and (ii) following the ARD, the sum of (a) 6.41% plus (b) the positive difference between the Moffett Towers II Building V Adjusted Blended Interest Rate and 4.82%. All interest in excess of the initial rate will be deferred and not be payable until the aggregate outstanding principal balance of the Moffett Towers II Building V Senior Loans has been paid in full. The borrower utilized the proceeds of the Moffett Towers II Building V Whole Loan to refinance existing debt on the Moffett Towers II Building V Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The “Moffett Towers II Building V Adjusted Blended Interest Rate” means a rate per annum equal to the greater of (i) 6.32% and (ii) the rate for U.S. dollar swaps with a ten-year maturity, as of two business days prior to the ARD, plus 1.50%.

The Moffett Towers II Building V Whole Loan had an initial term of 120 months to the ARD and has a remaining term of 119 months to the ARD as of the Cut-off Date. The stated maturity date is June 6, 2034 (the “Moffett Towers II Building V Stated Maturity Date”). The Moffett Towers II Building V Whole Loan requires interest only payments during its term until the ARD. From the first due date after the ARD until the Moffett Towers II Building V Stated Maturity Date, the Moffett Towers II Building V Senior Loans will amortize on a 30-year schedule.

The Moffett Towers II Building V Whole Loan may be voluntarily prepaid in whole (but not in part) beginning on May 6, 2021. Any voluntary prepayments prior to October 6, 2028 require a yield maintenance premium, which may be no less than 1% of the amount prepaid. In addition, provided that no event of default under the Moffett Towers II Building V Whole Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first payment date following the earlier to occur of (i) the third anniversary of the origination date of the Moffett Towers II Building V Whole Loan and (ii) the second anniversary of the closing date of the securitization into which the last piece of the Moffett Towers II Building V Whole Loan is deposited.

The table below summarizes the promissory notes that comprise the Moffett Towers II Building V Whole Loan. The relationship between the holders of the Moffett Towers II Building V Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced AB Whole Loan—Moffett Towers II Building V Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
Note A-1	$42,500,000	$42,500,000	DBNY(1)	No
Note A-2	65,000,000	65,000,000	GSMS 2019-GC39	No
Note A-3	50,000,000	50,000,000	GSBI(2)	No
Note A-4	12,500,000	12,500,000	GSBI(2)	No
Note B-1	63,750,000	63,750,000	(3)	No
Note B-2	21,250,000	21,250,000	(3)	No
Note C-1	30,000,000	30,000,000	(3)	Yes(4)
Note C-2	10,000,000	10,000,000	(3)	Yes(4)
Total	$295,000,000	$295,000,000

(1)	Note A-1 is currently held by DBNY and is expected to be contributed to one or more future securitization trusts.

(2)	Note A-3 and Note A-4 are currently held by GSBI and are expected to be contributed to one or more future securitization trusts.

(3)	The Moffett Towers II Building V Senior Subordinate Loans and the Moffett Towers II Building V Junior Subordinate Loans were sold to an unrelated third party.

(4)	The initial controlling noteholder is the holder or holders of a majority of the Moffett Towers II Building V Junior Subordinate Loans (by principal balance).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

The Moffett Towers II Building V total debt capital structure is shown below:

Moffett Towers II Building V Total Debt Capital Structure

(1)	The initial weighted average interest rate of the notes comprising the Moffett Towers II Building V Whole Loan is 4.82%. The interest rate on the Moffett Towers II Building V Whole Loan as of any date of determination will be the weighted average interest rate of the notes comprising the Moffett Towers II Building V Whole Loan.

(2)	Based on the “prospective stabilized” appraised value of $400,000,000 as of September 1, 2019.

(3)	Based on the UW NOI of $23,076,059 and the UW NCF of $23,003,547.

(4)	Based on the “prospective stabilized” appraised value of $400,000,000, the Implied Borrower Sponsor Equity is $105,000,000.

(5)	Note A-1 is currently held by DBNY and is expected to be contributed to one or more future securitization trusts.

(6)	Note A-3 and Note A-4 are currently held by GSBI and are expected to be contributed to one or more future securitization trusts.

(7)	The interest rate to full precision is 4.025882353%.

■	The Mortgaged Property. The Moffett Towers II Building V Property is a newly-constructed, eight-story, Class A office building totaling 350,633 SF in Sunnyvale, California. Constructed in 2019, the Moffett Towers II Building V Property was delivered to Facebook, Inc. (“Facebook”) on February 1, 2019. The Moffett Towers II Building V Property is 100.0% leased to Facebook on a triple net basis through May 31, 2034, with two, seven-year extension options and no early termination options. Facebook has taken possession of the Moffett Towers II Building V Property and commenced the build out of its space as of February 1, 2019.

Facebook has a right of first refusal to purchase the Moffett Towers II Building V Property if the borrower is willing and able to accept an offer to sell the Moffett Towers II Building V Property to one of Facebook’s competitors (currently defined as Alphabet Inc., Amazon, Inc., Apple Inc. and Microsoft Corporation) that remains active so long as Facebook has not assigned its lease to an unaffiliated third party and is not in material monetary default under its lease.

The Moffett Towers II Building V Property comprises a portion of the second phase of the approximately 1.8 million SF, five-building Moffett Towers II office campus (the “Moffett Towers II Campus”) located on 47.3 acres in Sunnyvale, California. The first phase of the Moffett Towers II Campus development included Moffett Towers II Building II, Moffett Towers II Building I, an enclosed parking structure, an adjacent surface parking lot, and a 59,648 SF fitness/amenities building. The second phase of the Moffett Towers II Campus development consists of the Moffett Towers II Building V Property, Moffett Towers II Building IV (expected completion in May 2019),

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

Moffett Towers II – Building III (expected completion in June 2019), and an additional parking structure (expected completion in 2019). The Moffett Towers II Building V Property will feature access to the fitness/amenities building and the enclosed parking structure pursuant to a declaration of covenants, conditions, restrictions and easement and charges agreement. There are 1,068 total parking spaces dedicated to Facebook pursuant to the lease, resulting in a parking ratio of approximately 3.3 spaces per 1,000 SF.

The following table presents certain information relating to the sole tenant at the Moffett Towers II Building V Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Facebook(3)	NR / NR / NR	350,633	100.0%	$19,495,738	100.0%	$53.77	5/31/2034	2, 7-year options
Total		350,633	100.0%	$19,495,738	100.0%	$53.77

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	UW Base Rent and UW Base Rent $ per SF reflect the contractual base rent for the office portion as of February 1, 2019 as well as the tenant’s pro rata share of the amenity facility ($641,500) and contractual rent steps through May 31, 2020. Facebook is currently in a free rent period, described below, and will begin paying annual base rent of $52.20 per SF in September 2019.

(3)	Facebook has taken possession of its space and is currently constructing its interior improvements. Facebook is currently in a free rent period through and including August 2019. Facebook is anticipated to take occupancy in August 2019 and begin paying rent in September 2019. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all. All contractual TI/LC obligations and free rent were reserved at the origination of the Moffett Towers II Building V Whole Loan. See “—Escrows” below.

The following table presents certain information relating to the lease rollover schedule at the Moffett Towers II Building V Property based on initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030 & Thereafter	350,633	100.0	100.0%	19,495,738	100.0	53.77	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total	350,633	100.0%		$19,495,738	100.0%	$53.77	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

(2)	UW Base Rent and UW Base Rent $ per SF reflect the contractual base rent for the office portion as of February 1, 2019 as well as the tenant’s pro rata share of the amenity facility ($641,500) and contractual rent steps through May 31, 2020. Facebook is currently in a free rent period and will begin paying annual base rent of $52.20 per SF in September 2019.

The following table presents certain information relating to historical occupancy at the Moffett Towers II Building V Property:

Historical Leased %(1)

As of 4/1/2019
100.0%

(1)	As provided by the borrower. The Moffett Towers II Building V Property was constructed in 2019 and has been fully leased since the lease commenced on February 1, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Moffett Towers II Building V Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF(3)
Base Rent	$19,495,738	$53.77
Contractual Rent Steps	4,120,370	11.36
Total Reimbursement Revenue	3,386,315	9.34
Gross Revenue	$27,002,423	$74.48
Vacancy Loss	(540,048)	(1.49)
Effective Gross Income	$26,462,375	$72.99

Total Operating Expenses	$3,386,315	$9.34

Net Operating Income	$23,076,059	$63.65
TI/LC	0	0.00
Replacement Reserves	72,513	0.20
Net Cash Flow	$23,003,547	$63.45

(1)	Certain items such as straight line rent, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	Historical operating statements are not applicable, as the Moffett Towers II Building V Property was built in 2019.

(3)	Underwritten cash flow based on contractual base rent for the office portion as of February 1, 2019 as well as the tenant’s pro rata share of the amenity facility ($641,500) and contractual rent steps through May 31, 2020. Facebook is currently in a free rent period and will begin paying annual base rent of $52.20 per SF in September 2019.

■	Appraisal. According to the appraisal, the Moffett Towers II Building V Property had an “as-is” appraised value of $365,000,000 as of February 1, 2019. The appraisal also provided a “prospective stabilized value” of $400,000,000 as of September 1, 2019, which assumes contractual TI/LC obligations have been fulfilled and there is no outstanding free rent. The borrower deposited upfront reserves totaling $29,997,618 for such contractual TI/LC obligations and free rent (see “—Escrows” below). The appraiser also concluded to an “as dark” value of $307,000,000 as of February 1, 2019.

■	Environmental Matters. According to a Phase I environmental report, dated February 12, 2019, there are no recognized environmental conditions or recommendations for further action at the Moffett Towers II Building V Property.

■	Market Overview and Competition. The Moffett Towers II Building V Property is located in Moffett Park, in the Sunnyvale submarket within Silicon Valley. Moffett Park is a 519-acre area comprised of recently developed office spaces and research and development buildings. Notable technology firms currently in Moffett Park include Google Inc., Hewlett Packard, Juniper Networks, Amazon.com, Lockheed-Martin, Microsoft, Motorola, NetApp and Rambus. The Moffett Towers II Building V Property is north of State Highway 237, which forms the southern border of the Moffett Park area and provides access from Interstate 680 and Interstate 280 to the northeast and U.S. Highway 101 in Sunnyvale to the southwest. U.S. Highway 101 runs northward through San Francisco and southward through San Jose, terminating in the city of Los Angeles. The Santa Clara County Transit System station is located across the street from the Moffett Towers II Campus and services the surrounding residential communities.

According to the appraisal, the Moffett Towers II Building V Property is located in the Moffett Park office submarket of Silicon Valley. The appraisal notes that at the end of 2018, this submarket contained about 9.98 million SF of office inventory, or about 11.5% of the entire Silicon Valley office inventory of 86.8 million SF. The appraisal concluded an overall vacancy in the Moffett Park office submarket was 0.0% as of the fourth quarter of 2018. The appraisal notes that there are four class A office developments under construction in the City of Sunnyvale, all of which are 100% pre-leased. The appraisal concludes that the overall average asking rental rate for office space in Sunnyvale, which includes the Moffett Park submarket, is $5.98 per square foot per month, fully-serviced, or between about $4.65 to $4.90 per square foot per month, on triple-net terms.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

Competitive Set – Comparable Leases(1)

Property Name / Location	Year Built	Total GLA (SF)	Tenant Name	Lease Date / Term	Lease Area (SF)	Monthly Base Rent PSF	Lease Type
Moffett Towers II Building V 1180 Discovery Way Sunnyvale, CA	2019	350,633	Facebook	February 2019/ 185 Mos.	350,633	$4.35	NNN
1001 N. Shoreline Blvd. Mountain View, CA	2017	132,960	Google	April 2018/ 144 Mos.	132,960	$5.00	NNN
221 N. Mathilda Ave. Sunnyvale, CA	2018	154,987	23 and Me	June 2018/ 144 Mos.	154,987	$5.15	NNN
520 Almanor Ave. Sunnyvale, CA	2019	231,000	Nokia Inc.	September 2018/ 150 Mos.	231,000	$4.20	NNN
Pathline Park 625 N. Mary Ave / 925 Maude Ave. Sunnyvale, CA	2019	242,550	Proofpoint, Inc.	November 2018/ 127 Mos.	242,550	$4.80	NNN
Silicon Valley Corporate Center 599 Mathilda Ave. Sunnyvale, CA	2000	76,000	LinkedIn	January 2019/ 63 Mos.	76,000	$4.10	NNN

(1)	Source: Appraisal.

■  The Borrower. The borrower is MT2 B5 LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Moffett Towers II Building V Whole Loan. The non-recourse carveout guarantor under the Moffett Towers II Building V Whole Loan is Paul Guarantor LLC. Paul Guarantor LLC is wholly owned by the Jay Paul Revocable Living Trust, of which Joseph K. Paul is trustee and grantor.

Joseph K. Paul is the founder of The Jay Paul Company, a privately held real estate firm based in San Francisco, California. Founded in 1975, The Jay Paul Company concentrates on the acquisition, development, and management of commercial properties throughout California. The Jay Paul Company has developed over 11.0 million SF of institutional quality space. The Jay Paul Company’s portfolio includes other properties in Moffett Park, including Moffett Gateway, Moffett Towers and Moffett Towers II, and Moffett Place.

■	Escrows. On the origination date, the borrower funded (i) a tenant improvements and leasing commissions reserve equal to $21,037,980 for leasing expenses and (ii) a free rent reserve equal to $8,959,638.

On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the taxes and insurance premiums that the lender estimates will be payable during the next ensuing 12 months, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents, (ii) during the continuance of a Moffett Towers II Building V Trigger Period, a capital expenditure reserve in the amount of approximately $7,304, and (iii) during the continuance of a Moffett Towers II Building V Lease Sweep Period, a lease sweep account in an amount equal to approximately $511,399 and any excess cash described under “—Lockbox and Cash Management” below (subject to a cap equal to the applicable Moffett Towers II Building V Lease Sweep Reserve Threshold, in which case any amounts exceeding such cap will be used to fund a debt service reserve, unless the amount on reserve in either such account equals the reserved amount described in the definition of “Moffett Towers II Building V Lease Sweep Period”).

A “Moffett Towers II Building V Lease Sweep Reserve Threshold” means (a) with respect to a Moffett Towers II Building V Lease Sweep Period continuing under clauses (iii) and/or (v) of the definition thereof, $10,518,990 or (b) with respect to a Moffett Towers II Building V Lease Sweep Period continuing under clauses (i) and/or (ii) of the definition thereof, $30 per rentable square foot of dark space and/or terminated space, as applicable.

A “Moffett Towers II Building V Trigger Period” means each period (i) during the continuance of an event of default under the Moffett Towers II Building V Whole Loan, (ii) commencing when the debt service coverage ratio (as calculated under the loan documents), determined as of the last day of any fiscal quarter, is less than 1.40x (unless the entire Moffett Towers II Building V Property is not leased to Facebook or a subsequent investment grade tenant), and ending when either (a) the debt service coverage ratio (as calculated under the loan documents), determined as of the last day of any two consecutive fiscal quarters, is at least 1.40x, or (b) at least

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

$17,531,650 is reserved as excess collateral, (iii) during the continuance of a Moffett Towers II Building V Lease Sweep Period, or (iv) from and after the ARD.

A “Moffett Towers II Building V Lease Sweep Period” means, prior to the ARD, any period (i) commencing upon the date that Facebook (or any replacement tenant) cancels, terminates or delivers notice of cancellation or termination of its lease with respect to all or a material portion of its space (at least 40,000 or more SF of space (or, if a full floor of space is less than 40,000 SF of space, a full floor of space)) and ending when (a) both (1) a replacement tenant acceptable to the lender is in occupancy and paying rent under a qualified replacement lease and (2) the debt service coverage ratio (as calculated under the loan documents) is at least equal to the debt service coverage ratio immediately prior to such period or (b) $35.00 per SF for the terminated space has been reserved, (ii) commencing upon the date that Facebook (or any replacement tenant) goes dark at 20% or more of its leased space (unless such tenant or replacement tenant is an investment grade entity) and ending when (a) a replacement tenant acceptable to the lender is in occupancy and paying rent under a qualified replacement lease or an investment grade subtenant has assumed the lease or (b) $50.00 per SF for the terminated space has been reserved, (iii) during the continuance of a default of the lease of Facebook (or any replacement tenant) beyond any applicable notice and cure period and ending when (a) such default is cured and no other default occurs for three consecutive months following such cure or (b) $35.00 per SF for the terminated space has been reserved, (iv) commencing upon the occurrence of an insolvency proceeding involving Facebook (or any replacement tenant) and ending when such insolvency proceedings have been terminated and the lease has been affirmed, assumed or assigned in a manner satisfactory to the lender, or (v) commencing upon the date on which Facebook becomes rated by at least two of Fitch, Moody’s and S&P and is subsequently downgraded below investment grade and ending when (a) a replacement tenant acceptable to the lender is in occupancy and paying rent under a qualified replacement lease or an investment grade subtenant has assumed the lease, (b) Facebook (or its parent) is restored as an investment grade entity or (c) $50.00 per SF for the terminated space has been reserved.

■	Lockbox and Cash Management. The Moffett Towers II Building V Whole Loan is structured with a hard lockbox and in-place cash management. The borrower is required to cause tenants to deposit rents directly into a lender-controlled lockbox account. In addition, the borrower and the property manager are required to deposit all rents and gross revenue from the Moffett Towers II Building V Property into such lockbox account within one business day of receipt. On each business day, all funds in the lockbox account are required to be swept into a lender-controlled cash management account.

On each due date for so long as no Moffett Towers II Building V Trigger Period or event of default under the Moffett Towers II Building V Whole Loan is continuing, all amounts in the cash management account in excess of the aggregate amount required to be paid to or reserved with the lender under the Moffett Towers II Building V Whole Loan on such due date are required to be distributed (i) first, to the property manager, any amounts owed to the property manager, and (ii) then, to the borrower, any remaining amounts.  During the continuance of a Moffett Towers II Building V Trigger Period, all amounts in the cash management account are required to be applied to the payment of debt service on the Moffett Towers II Building V Whole Loan and operating expenses and the funding of required reserves, with any remaining amounts to be applied as follows:

(i)	prior to the ARD, (a) during the continuance of a Moffett Towers II Building V Lease Sweep Period, to the lease sweep account (subject to a cap equal to the applicable Moffett Towers II Building V Lease Sweep Reserve Threshold, in which case any amounts exceeding such cap will be used to fund a debt service reserve, until (except in the case of an insolvency proceeding involving Facebook) the aggregate amount on reserve in such accounts equals the applicable reserved amount described in the definition of “Moffett Towers II Building V Lease Sweep Period”) and (b) any remaining amounts, (1) if there is no other Moffett Towers II Building V Trigger Period in effect, (A) first, to the property manager, any amounts owed to the property manager, and (B) then, to the borrower, any remaining amounts, or (2) if there is another Moffett Towers II Building V Trigger Period in effect, to an excess cash flow reserve to be held as additional collateral for the Moffett Towers II Building V Whole Loan (in the case of a Moffett Towers II Building V Trigger Period described in clause (ii) of the definition thereof, subject to a cap of $17,531,650, with any excess amounts disbursed to the property manager and the borrower as described in clause (b)(1)(A) and (B) above); and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

moffett towers ii building v

(ii)	from and after the ARD, applied to the outstanding principal and accrued excess interest under the Moffett Towers II Building V Whole Loan (a) first, to the Moffett Towers II Building V Senior Loans, on a pro rata basis, until such amounts are reduced to zero, (b) second, to the Moffett Towers II Building V Senior Subordinate Loans, on a pro rata basis, until such amounts are reduced to zero, and (c) third to the Moffett Towers II Building V Junior Subordinate Loans, on a pro rata basis, until such amounts are reduced to zero.

■	Property Management. The Moffett Towers II Building V Property is currently managed by Paul Holdings, Inc., d/b/a Jay Paul Company, an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Moffett Towers II Building V Property is required to remain managed by (i) Paul Holdings, Inc., (ii) so long as the borrower is controlled by Joseph K. Paul, a property management company owned and/or controlled by him, (iii) a property manager that is a reputable, nationally or regionally recognized management company having at least five years’ experience in the management of similar type properties and has leasable square footage of the same property type equal to the lesser of 3,000,000 leasable square feet and five times the leasable square feet of the Moffett Towers II Building V Property, or (iv) any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to require the borrower to replace the property manager with a property manager selected by the borrower (i) during the continuance of an event of default under the Moffett Towers II Building V Whole Loan, (ii) during the continuance of a default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iv) if the property manager engages in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Moffett Towers II Building V Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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albertsons inDustrial – pa

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

albertsons inDustrial – pa

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

albertsons inDustrial – pa

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

albertsons inDustrial – pa

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Denver, Pennsylvania	Cut-off Date Principal Balance(2)		$61,732,500
Property Type	Industrial	Cut-off Date Principal Balance per SF(1)		$49.85
Size (SF)	1,539,407	Percentage of Initial Pool Balance		7.7%
Total Occupancy as of 4/1/2019	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/1/2019	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1999 / 2018	Mortgage Rate		5.0400%
Appraised Value	$117,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$7,150,359
Underwritten Expenses	$214,511	Escrows
Underwritten Net Operating Income (NOI)	$6,935,848		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,562,542	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	65.6%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	65.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.77x / 1.67x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.0% / 8.6%	Other	$0	$0

Sources and Uses(3)
Sources	$	%	Uses	$	%
Whole Loan Amount	$76,732,500	64.8%	Purchase Price	$117,050,000	98.8%
Principal’s New Cash Contribution	29,954,367	25.3	Origination Costs	1,441,867	1.2
Preferred Equity	11,805,000	10.0

Total Sources	$118,491,867	100.0%	Total Uses	$118,491,867	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Albertsons Industrial – PA Whole Loan. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance of $61,732,500 represents the controlling note A-1 of the $76,732,500 Albertsons Industrial – PA Whole Loan. See “—The Mortgage Loan” below.

(3)	The borrower sponsor utilized the proceeds of the Albertsons Industrial – PA Whole Loan to finance the Albertsons Industrial – PA Property, which was acquired in a sale-leaseback transaction.

■	The Mortgage Loan. The mortgage loan (the “Albertsons Industrial – PA Loan”) is part of a whole loan (the “Albertsons Industrial – PA Whole Loan”) consisting of two pari passu promissory notes with an aggregate original principal balance of $76,732,500 and secured by a first mortgage encumbering the borrower’s fee simple interest in an industrial property located in Denver, Pennsylvania (the “Albertsons Industrial – PA Property”). The Albertsons Industrial – PA Loan, evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $61,732,500 and represents approximately 7.7% of the Initial Pool Balance. The related companion loan, evidenced by the non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $15,000,000. Note A-2 was contributed to the GSMS 2019-GC38 securitization transaction. The Albertsons Industrial – PA Whole Loan was originated by Goldman Sachs Mortgage Company on January 2, 2019. The Albertsons Industrial – PA Whole Loan has an interest rate of 5.0400% per annum. The borrower utilized the proceeds of the Albertsons Industrial – PA Whole Loan to finance the acquisition of the Albertsons Industrial – PA Property and pay origination costs. The borrower acquired the Albertsons Industrial – PA Property in a sale-leaseback transaction.

The Albertsons Industrial – PA Loan had an initial term of 120 months and has a remaining term of 116 months as of the Cut-off Date. The Albertsons Industrial – PA Loan requires interest-only payments during its term. The scheduled maturity date of the Albertsons Industrial – PA Loan is the due date in January 2029. The Albertsons Industrial – PA Loan may be voluntarily prepaid in whole (but not in part) beginning on the due date in January 2020. Any voluntary prepayments prior to the due date in October 2028 require a yield maintenance premium, which may be no less than 1% of the amount prepaid.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

albertsons inDustrial – pa

The table below summarizes the promissory notes that comprise the Albertsons Industrial – PA Whole Loan. The relationship between the holders of the Albertsons Industrial – PA Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
Note A-1	$61,732,500	$61,732,500	GSMS 2019-GC39	Yes
Note A-2	15,000,000	15,000,000	GSMS 2019-GC38	No
Total	$76,732,500	$76,732,500

■	The Mortgaged Property. The Albertsons Industrial – PA Property is a 1,539,407 SF warehouse/distribution industrial property located in Denver, Pennsylvania. The Albertsons Industrial – PA Property was built in 1999 and has freezing, cooling and ambient storage capabilities. The Albertsons Industrial – PA Property is located on an approximately 151 acre site and consists of one primary warehouse building and three additional ancillary buildings. The Albertsons Industrial – PA Property features 217 dock high doors, one drive-in door and 728 auto parking spaces. New Albertsons L.P. (“Albertsons”) is the sole tenant at the Albertsons Industrial – PA Property and signed a 20-year lease with nine five-year extension options (and a one year extension option) as part of the sale-leaseback transaction. Albertsons is a subsidiary of Safeway Inc., which is a subsidiary of Albertsons Companies, Inc., a national food and drug retailer in the United States. Albertsons Companies, Inc. retail stores offer grocery products, general merchandise, health and beauty care products, pharmacy, fuel, and other items and services. As of February 24, 2018, Albertsons Companies, Inc. operated 2,318 stores under various banners, including Albertsons, Safeway, Vons, Jewel-Osco, Shaw’s, Acme, Tom Thumb, Randalls, United Supermarkets, Market Street, Pavilions, Star Market, Carrs, and Haggen, 1,777 pharmacies, 1,275 in-store branded coffee shops, and 397 adjacent fuel centers, as well as a meal kit company. Albertsons Companies, Inc. is headquartered in Boise, Idaho.

The following table presents certain information relating to the lease at the Albertsons Industrial – PA Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options(2)
Albertsons(3)	NR / B3 / B	1,539,407	100.0%	$7,312,183	100.0%	$4.75	1/31/2039(4)	9, 5-year options
Total		1,539,407	100.0%	$7,312,183	100.0%	$4.75

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Albertsons has the right to exercise a one year extension option at the expiration of the original term or any renewal option. If Albertsons exercises such one year extension option, the remaining five-year renewal options are null and void.

(3)	Albertsons has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(4)	The Albertsons Industrial – PA Property is leased under a 20-year absolute net lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

albertsons inDustrial – pa

The following table presents certain information relating to the lease rollover schedule for the Albertsons Industrial – PA Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030 & Thereafter	1,539,407	100.0	100.0%	7,312,183	100.0	4.75	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,539,407	100.0%		$7,312,183	100.0%	$4.75	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical occupancy for the Albertsons Industrial – PA Property:

Historical Leased %(1)

As of 4/1/2019
100.0%

(1)	The Albertsons Industrial – PA Property was owner occupied prior to executing the Albertsons lease on January 2, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow for the Albertsons Industrial – PA Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$7,312,183	$4.75
Reimbursement Revenue	214,511	0.14
Gross Revenue	$7,526,694	$4.89
Vacancy Loss	(376,335)	(0.24)
Effective Gross Revenue	$7,150,359	$4.64

Management Fee(4)	$214,511	$0.14
Total Operating Expenses	$214,511	$0.14

Net Operating Income	$6,935,848	$4.51
TI/LC	219,365	0.14
Replacement Reserves	153,941	0.10
Net Cash Flow	$6,562,542	$4.26

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	There are no historical cash flow figures as the Albertsons Industrial - PA Property was owner occupied prior to executing the Albertsons lease on January 2, 2019.

(3)	Underwritten cash flow based on contractual rents as of April 1, 2019 and contractual rent steps through February 29, 2020.

(4)	The Albertsons Industrial – PA Property is self-managed by the sole tenant without a management fee. Underwritten management fee is based on 3% of effective gross revenue.

■	Appraisal. According to the appraisal, the Albertsons Industrial – PA Property had an “as-is” appraised value of $117,000,000 as of November 28, 2018. The appraisal estimates that the dark value of the Albertsons Industrial - PA Property is approximately $82.9 million ($53.85 per SF). The Albertsons Industrial – PA Whole Loan Cut-off Date LTV Ratio calculated utilizing the dark value is 92.6%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

albertsons inDustrial – pa

■	Environmental Matters. According to a Phase I environmental report, dated December 13, 2018, there are no recognized environmental conditions or recommendations for further action at the Albertsons Industrial – PA Property.

■	Market Overview and Competition. The Albertsons Industrial – PA Property is located in Denver, Pennsylvania, which is within the Greater Philadelphia, Pennsylvania industrial market and Lancaster County industrial submarket. The following highlights the market and submarket, respectively:

Greater Philadelphia, Pennsylvania Industrial Market: As of the third quarter of 2018, the Greater Philadelphia, Pennsylvania industrial market had approximately 498.3 million SF of industrial space, a vacancy rate of 5.8% and an average asking rental rate of $5.41 per SF.

Lancaster County Industrial Submarket: As of the third quarter of 2018, the Lancaster County industrial submarket had approximately 56.3 million SF of industrial space, a vacancy rate of 1.7% and an average asking rental rate of $4.59 per SF.

The appraisal identified five comparable industrial leases that had rents ranging from $2.54 per SF to $6.77 per SF with a weighted average of $5.29 per SF and concluded a market rent of $4.75 per SF for the Albertsons Industrial – PA Property. The in-place base rent per SF at the Albertsons Industrial – PA Property is $4.75 per SF.

The following table presents select comparable industrial leases for the Albertsons Industrial – PA Property:

Industrial Lease Comparables(1)

Property Name	Tenant Name	Location	Lease Date	Tenant GLA	Lease Term (Mos.)	Lease Type	Base Rent PSF	Escalations
Albertsons Industrial – PA(2)	Albertsons	Denver, PA	Jan-19	1,539,407	241	Absolute Net	$4.75	(3)
Safeway Distribution Center	Safeway, Inc.	Tracy, CA	Aug-18	1,888,627	240	Absolute Net	$6.60	1.50%
Single Tenant Distribution Facility	Quaker Foods	Columbus, OH	Dec-17	706,162	36	Net	$2.54	2.00%
Nestle USA, Inc.	Nestle Waters	Breinigsville, PA	Jan-17	1,045,153	144	NNN	$5.20	2.00%
Mars-Wrigley Facility	Mars Candy	Elwood, IL	Aug-15	1,388,690	126	Net	$4.35	2.00%
Gordon Food Service	Gordon Foods	Lithia Springs, GA	Apr-15	590,000	133	Absolute Net	$6.77	2.00%
Comparable Property Avg. / Wtd. Avg.(4)				1,123,726	157		$5.29

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated April 1, 2019.

(3)	Rent will escalate by the lesser of annual CPI increases, or 1.75% in years 2-10 and 1.50% thereafter.

(4)	Comparable property average does not include the Albertsons Industrial – PA Property.

■	The Borrower. The borrower is Lancaster Grocery Property LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Albertsons Industrial – PA Loan. The non-recourse carveout guarantor under the Albertsons Industrial – PA Loan is USRA Net Lease III Capital Corp. The borrower sponsor is USRA Institutional Net Lease Fund III, LLC, a Delaware limited liability company.

USRA Institutional Net Lease Fund III, LLC is an affiliated entity of U.S. Realty Advisors, LLC (“USRA”), which is a single-tenant real estate investment and asset management firm. USRA’s principals have acquired more than $2.7 billion of assets ranging from individual properties to large portfolios involving numerous properties leased to a single tenant.

■	Escrows. On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless the Albertsons tenant is paying the property taxes or insurance premiums, as applicable. In addition, on each due date during the continuance of an Albertsons Industrial – PA Trigger Period, the borrower is required to fund (i) a tenant improvement and leasing commission reserve in an amount equal to approximately $192,426 and (ii) a capital expenditure reserve in an amount equal to approximately $32,071.

Notwithstanding the foregoing, if on any due date the Albertsons Industrial – PA Conditions are satisfied, then the borrower will not be required to fund the capital expenditure reserve, the tenant improvement and leasing commission reserve or the excess cash flow reserve.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

albertsons inDustrial – pa

“Albertsons Industrial – PA Conditions” means all of the following: (i) an Albertsons Industrial – PA Trigger Period is continuing and no event of default is then continuing, (ii) the Albertsons tenant is timely paying all rent pursuant to its lease, and (iii) the aggregate amount contained in the tax and insurance reserve, the capital expenditure reserve, the tenant improvement and leasing commission reserve (excluding termination proceeds) and the excess cash flow reserve (as described in “—Lockbox and Cash Management”) is equal to or greater than $23,091,105.

An “Albertsons Industrial – PA Trigger Period” means each period: (i) during the continuance of (a) an event of default by the borrower under the Albertsons lease (beyond any applicable grace or cure period) that, in the lender’s reasonable opinion, is reasonably expected to lead to the termination of the Albertsons lease, (b) a bankruptcy or similar insolvency proceeding of the Albertsons tenant or any guarantor under the Albertsons lease or (c) an Albertsons Industrial – PA Tenant Vacancy Period; (ii) commencing when the net operating income (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than $5,849,746.40, and ending when the net operating income (as calculated under the loan documents), determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than $5,849,746.40; and (iii) commencing upon the borrower’s failure to deliver required annual, quarterly or monthly financial reports and ending when such reports are delivered and indicate that no other Albertsons Industrial – PA Trigger Period is ongoing.

An “Albertsons Industrial – PA Tenant Vacancy Period” means any period during the continuance of which the Albertsons tenant (i) vacates or ceases to occupy a substantial portion of the Albertsons Industrial – PA Property or (ii) “goes dark” or otherwise discontinues its operations at all or a substantial portion of the Albertsons Industrial – PA Property, in each case under clause (i) and clause (ii), for more than (x) 90 consecutive days or (y) 150 days in any 12-month period (excluding a temporary vacancy for purpose of repair, restoration or alterations in accordance with the loan documents).

■	Lockbox and Cash Management. The Albertsons Industrial – PA Whole Loan is structured with a hard lockbox and in-place cash management. The related loan documents require that the borrower direct the Albertsons tenant to deposit rent directly to a lender-controlled lockbox account, and the borrower is required to cause all cash revenues relating to the Albertsons Industrial – PA Property and all other money received by the borrower or the property manager with respect to the Albertsons Industrial – PA Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within one business day of receipt. On each business day, all amounts in the lockbox account are required to be swept into the cash management account.

For so long as no Albertsons Industrial – PA Trigger Period or event of default under the Albertsons Industrial – PA Whole Loan is continuing, all amounts in the cash management account in excess of the aggregate amount required to be paid to or reserved with the lender on the next monthly payment date are required to be swept into a borrower-controlled operating account on each business day. During the continuance of an Albertsons Industrial – PA Trigger Period (or, at the lender’s discretion, during the continuance of an event of default under the Albertsons Industrial – PA Whole Loan), all amounts in the cash management account are required to be applied to the payment of debt service and operating expenses and the funding of required reserves, with any remaining amounts to be reserved in an excess cash flow reserve account as additional collateral.

Notwithstanding the foregoing, if on any due date the Albertsons Industrial – PA Conditions are satisfied, then the amounts in the cash management account are required to be applied to the payment of debt service and the funding of the tax and insurance reserve, with any remaining amounts (to the extent such remaining amounts exceed $23,091,105) to be swept into a borrower-controlled operating account.

■	Property Management. The Albertsons Industrial – PA Property is self-managed by the sole tenant. Under the related loan documents, the Albertsons Industrial – PA Property is required to remain managed by (i) the borrower, (ii) the Albertsons tenant or a third party manager engaged by the Albertsons tenant (for so long as the Albertsons lease is in full force and effect), or (iii) any third-party property manager appointed by the borrower and subject to the lender’s consent and satisfaction of certain conditions under the related loan documents.

The lender has the right to replace, or require the borrower to replace, any third-party property manager appointed by the borrower with a property manager selected by the borrower, subject to the lender’s reasonable

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

albertsons inDustrial – pa

approval (or, in the event of an event of default under the Albertsons Industrial – PA Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the Albertsons Industrial – PA Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a bankruptcy petition, (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of creditors or (vi) if the property manager is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. None.

■	Preferred Equity. CF Albertsons Lancaster, LLC (the “Preferred Equity Holder”) holds a preferred equity interest in the entity that owns the borrower (the “Borrower Owner”) of $11,805,000. The Borrower Owner is owned by the Preferred Equity Holder and an entity controlled by the borrower sponsor (the “Class A Member”). The Preferred Equity Holder is entitled to a preferred return rate equal to 7.75% per annum in 2019, which return will increase each year, up to 8.74% per annum in 2028 (provided that the return will increase by 1.00% each year commencing on January 1, 2029 until the Preferred Equity Holder’s interest is fully redeemed). The Preferred Equity Holder has a consent right to certain major decisions with respect to the Albertsons Industrial – PA Property. Additionally, during the continuance of certain bad acts (e.g. fraud) or adverse events (e.g. bankruptcy of the borrower) that constitute an event of default under the Borrower Owner’s operating agreement or an event of default under the Albertsons Industrial – PA Whole Loan (collectively, a “Preferred Equity Event of Default”), the Preferred Equity Holder will have the right to (x) replace the manager of the Borrower Owner, provided that any such removal and appointment of a new manager does not violate the terms of the Albertsons Industrial – PA Whole Loan documents and is done in accordance with any applicable requirements thereof, (y) other than with respect to a Preferred Equity Event of Default caused by an event of default under the Albertsons Industrial – PA Whole Loan, require full redemption of its preferred equity within 30 days (after the Preferred Equity Holder elects to be redeemed) and (z) make additional capital contributions to the Borrower Owner to enable the Borrower Owner to meet its obligations. If (1) the value of the Class A Member’s interest in the Albertsons Industrial – PA Property declines by more than 40% in value, (2) a refinancing or recapitalization plan that, among other things, generates sufficient net cash flow to fully redeem the Preferred Equity Holder interest, is not proposed by the borrower sponsor at least six months prior to the maturity date of the Albertsons Industrial – PA Whole Loan, (3) the borrower sponsor fails to effect a refinancing or recapitalization of the Albertsons Industrial – PA Whole Loan at least 60 days prior to the scheduled maturity date of the Albertsons Industrial – PA Whole Loan or (4) there is a continuance of a Preferred Equity Event of Default, then the Preferred Equity Holder will have the right to force the borrower to refinance, sell, lease or otherwise dispose of the Albertsons Industrial – PA Property (so long as any such sale, lease or other disposition of the Albertsons Industrial – PA Property does not violate the terms of the Albertsons Industrial – PA Whole Loan documents). If Albertsons, the sole tenant at the Albertsons Industrial – PA Property, vacates or ceases to occupy a substantial portion of its space or “goes dark” for more than 90 consecutive days or 150 days in any 12-month period, or becomes bankrupt or insolvent, then the Albertsons Industrial – PA Property will be required to be sold, refinanced or re-leased unless either (a) the Class A Member and the Preferred Equity Holder unanimously agree otherwise or (b) either the Class A Member or the Preferred Equity Holder objects thereto and the objecting party funds additional capital contributions of at least $87,500 per month. See “Description of the Mortgage Pool—Additional Indebtedness—Preferred Equity” in the Preliminary Prospectus.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Albertsons Industrial – PA Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 2-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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WATERFORD LAKES TOWN CENTER

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Orlando, Florida	Cut-off Date Principal Balance(3)	$55,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(2)	$260.39
Size (SF)	691,265	Percentage of Initial Pool Balance	6.9%
Total Occupancy as of 2/1/2019(1)	99.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/1/2019(1)	98.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1998 / NAP	Mortgage Rate	4.8600%
Appraised Value	$268,600,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	NAP
Underwritten Revenues	$22,242,309
Underwritten Expenses	$5,591,686	Escrows(4)
Underwritten Net Operating Income (NOI)	$16,650,623		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$16,288,103	Taxes	$339,161	$169,580
Cut-off Date LTV Ratio(2)	67.0%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	54.9%	Replacement Reserves	$0	$11,521
DSCR Based on Underwritten NOI / NCF(2)	1.46x / 1.43x	TI/LC	$5,000,000	$57,605
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 9.0%	Other(5)	$23,985,464	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$180,000,000	100.0%	Principal Equity Distribution	$148,515,080	82.5%
			Reserves	29,324,625	16.3
			Origination Costs	2,160,295	1.2

Total Sources	$180,000,000	100.0%	Total Uses	$180,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy of 99.2% and 98.9%, respectively, include one tenant, Express Fashions (9,100 SF, representing approximately 1.3% of the owned net rentable area), which has executed a lease but has not yet taken occupancy or begun paying rent. Express Fashions is anticipated to take occupancy and begin paying rent in August 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.

(2)	Calculated based on the aggregate outstanding principal balance of the Waterford Lakes Town Center Whole Loan.

(3)	The Cut-off Date Principal Balance of $55,000,000 represents the controlling note A-1 of the $180,000,000 Waterford Lakes Town Center Whole Loan evidenced by three pari passu notes. See “—The Mortgage Loan” below.

(4)	See “—Escrows” below.

(5)	Other reserves represents a Regal Cinema reserve ($22,500,000) and unfunded obligations reserve ($1,485,464) for various tenants.

■	The Mortgage Loan. The mortgage loan (the “Waterford Lakes Town Center Loan”) is part of a whole loan (the “Waterford Lakes Town Center Whole Loan”) consisting of three pari passu promissory notes with an aggregate original principal balance of $180,000,000 and secured by a first mortgage encumbering the borrower’s fee simple interest in an anchored retail property in Orlando, Florida (the “Waterford Lakes Town Center Property”). The Waterford Lakes Town Center Loan, evidenced by controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $55,000,000 and represents approximately 6.9% of the Initial Pool Balance. The related pari passu companion loan, evidenced by the non-controlling note A-2 ($35,000,000), is currently held by Goldman Sachs Bank USA and is expected to be contributed to one or more future securitizations. The related pari passu companion loan, evidenced by the non-controlling note A-3 ($90,000,000) is currently held by Bank of America, N.A. (“BANA”) and is expected to be contributed to one or more future securitizations.

The Waterford Lakes Town Center Whole Loan was co-originated by Goldman Sachs Bank USA and BANA on April 16, 2019. The Waterford Lakes Town Center Whole Loan has an interest rate of 4.8600% per annum. The borrower utilized the proceeds of the Waterford Lakes Town Center Whole Loan to return equity to the borrower sponsor, fund reserves, and pay origination costs.

The Waterford Lakes Town Center Whole Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Waterford Lakes Town Center Whole Loan requires payments of interest and principal sufficient to amortize the Waterford Lakes Town Center Whole Loan over a 30-year amortization schedule. The scheduled maturity date of the Waterford Lakes Town Center Whole Loan is the due date in May 2029. Voluntary prepayment of the Waterford Lakes Town Center Whole Loan is prohibited prior to November 6, 2028. In addition, provided that no event of default under the Waterford Lakes Town Center Whole Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first payment date following the earlier to occur of (i) the third anniversary of the origination date of the Waterford Lakes Town Center Whole Loan and (ii) the second anniversary of the closing date of the securitization into which the last piece of the Waterford Lakes Town Center Whole Loan is deposited.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The table below summarizes the promissory notes that comprise the Waterford Lakes Town Center Whole Loan. The relationship between the holders of the Waterford Lakes Town Center Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$55,000,000	$55,000,000	GSMS 2019-GC39	Yes
Note A-2	35,000,000	35,000,000	GSBI(1)	No
Note A-3	45,000,000	45,000,000	BANA(2)	No
Note A-4	45,000,000	45,000,000	BANA(2)	No
Total	$180,000,000	$180,000,000

(1)	Note A-2 is currently held by GSBI and is expected to be contributed to one or more future securitization trusts.

(2)	Note A-3 is currently held by BANA and is expected to be contributed to one or more future securitization trusts.

■	The Mortgaged Property. The Waterford Lakes Town Center Property is a 691,265 SF retail center anchored by Regal Cinema, Best Buy, Jo-Ann Fabrics, and Bed Bath & Beyond. The Waterford Lakes Town Center Property is also shadow anchored by a Super Target which does not serve as collateral for the Waterford Lakes Town Center Whole Loan. The Waterford Lakes Town Center Property is 98.9% leased to 104 tenants as of February 1, 2019. The Waterford Lakes Town Center Property was built in 1998. From 2015 to 2018, the borrower sponsor invested an average of $3.4 million annually, a total of approximately $13.6 million, into the Waterford Lakes Town Center Property for capital expenditures and tenant allowances.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Waterford Lakes Town Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	UW Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Target	A- / A2 / A	188,500	19.5%	No	$264,277	$1.40	NA	NA	NA	NA
Regal Cinema	NR / NR / NR	86,231	8.9	Yes	$2,189,463	$25.39	1/31/2020	$670,760	16.3%	2, 5-year options
Best Buy(4)	BBB / Baa1 / BBB	46,094	4.8	Yes	$940,152	$20.40	1/31/2021	NA	NA	2, 5-year options
Ashley Furniture	NR / NR / NR	45,000	4.7	No	$62,118	$1.38	NA	NA	NA	NA
LA Fitness	NR / NR / NR	41,000	4.2	No	$56,596	$1.38	NA	NA	NA	NA
Jo-Ann Fabrics(5)	NR / NR / NR	35,000	3.6	Yes	$638,499	$18.24	1/31/2024	$114	16.0%	2, 5-year options
Bed Bath & Beyond(6)	NR / Baa3 / BB+	30,616	3.2	Yes	$562,028	$18.36	1/31/2020	NA	NA	1, 5-year option
Ross Dress For Less(7)	NR / A3 / A-	30,184	3.1	Yes	$501,352	$16.61	1/31/2021	$633	2.6%	2, 5-year options
T.J. Maxx	NR / A2 / A+	30,000	3.1	Yes	$413,354	$13.78	1/31/2020	NA	NA	2, 5-year options
Total Anchors		532,625	55.2%

Junior Anchors(8)
Barnes & Noble	NR / NR / NR	23,925	2.5%	Yes	$492,782	$20.60	2/3/2020	$164	12.6%	NA
Office Max	NR / NR / NR	23,406	2.4	Yes	$419,909	$17.94	9/30/2020	NA	NA	3, 5-year options
PetSmart	NR / Caa3 / CCC	19,288	2.0	Yes	$377,698	$19.58	1/31/2021	$508	3.9%	3, 5-year options
Old Navy	NR / Baa2 / NR	15,650	1.6	Yes	$477,851	$30.53	6/30/2025	$471	6.5%	NA
Forever 21	NR / NR / NR	11,711	1.2	Yes	$388,414	$33.17	6/30/2026	$346	9.6%	NA
Chuck E Cheese’s	NR / NR / NR	11,121	1.2	Yes	$353,099	$31.75	6/30/2020	$179	17.7%	2, 5-year options
Tilly’s	NR / NR / NR	10,400	1.1	Yes	$409,095	$39.34	1/31/2027	$289	13.6%	NA
Cooper’s Hawk Winery & Restaurant	NR / NR / NR	10,320	1.1	Yes	$492,763	$47.75	4/30/2029	$546	8.7%	2, 5-year options
Ulta		10,000	1.0	Yes	$349,075	$34.91	2/28/2029	$998	3.5%	2, 5-year options
Total Junior Anchors		135,821	14.1%

Occupied In-line(9)		289,528	30.0%	Yes	$12,456,146	$43.02
Occupied Outparcel(10)		0	0.0%	No	$26,212	$0.00
Vacant Owned Spaces		7,791	0.8%	Yes	$0	$0.00

Total Owned SF		691,265	71.6%
Total SF		965,765	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant sales $ per SF/Screen are based on TTM ending January 2019, as provided by the borrower, unless otherwise stated.

(3)	Sales for Regal Cinema are on a per screen basis. The theater has 20 screens.

(4)	Best Buy has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(5)	Jo-Ann Fabrics has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(6)	Bed Bath & Beyond has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(7)	Ross Dress for Less has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(8)	Occupied junior anchors include nine tenants.

(9)	Includes one tenant, Express Fashions (9,100 SF, representing approximately 1.3% of the owned net rentable area), which has executed a lease but has not yet taken occupancy or begun paying rent. Express Fashions is anticipated to take occupancy and begin paying rent in August 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.

(10)	Occupied outparcel includes seven tenants that are not part of the collateral.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Waterford Lakes Town Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Regal Cinema	NR / NR / NR	86,231	12.5%	$1,810,851	11.5%	$21.00	1/31/2020	$670,760	16.3%	2, 5-year options
Best Buy(4)	BBB / Baa1 / BBB	46,094	6.7	737,504	4.7	16.00	1/31/2021	NA	NA	2, 5-year options
Jo-Ann Fabrics(5)	NR / NR / NR	35,000	5.1	463,750	2.9	13.25	1/31/2024	$114	16.0%	2, 5-year options
Bed Bath & Beyond(6)	NR / Baa3 / BB+	30,616	4.4	435,360	2.8	14.22	1/31/2020	NA	NA	1, 5-year option
Barnes & Noble	NR / NR / NR	23,925	3.5	388,781	2.5	16.25	2/3/2020	$164	12.6%	NA
Cooper’s Hawk Winery & Restaurant	NR / NR / NR	10,320	1.5	363,264	2.3	35.20	4/30/2029	$546	8.7%	2, 5-year options
Ross Dress for Less(7)	NR / A3 / A-	30,184	4.4	344,098	2.2	11.40	1/31/2021	$633	2.6%	2, 5-year options
Office Max	NR / NR / NR	23,406	3.4	313,640	2.0	13.40	9/30/2020	NA	NA	2, 5-year options
T.J. Maxx	NR / A2 / A+	30,000	4.3	300,000	1.9	10.00	1/31/2020	NA	NA	2, 5-year options
Tilly’s	NR / NR / NR	10,400	1.5	295,776	1.9	28.44	1/31/2027	$289	13.6%	NA
Ten Largest Owned Tenants		326,176	47.2%	$5,453,024	34.5%	$16.72
Remaining Owned Tenants(8)		357,298	51.7	10,362,249	65.5	29.00
Vacant Spaces (Owned Spaces)		7,791	1.1	0	0.0	0.00
Totals / Wtd. Avg. Tenants		691,265	100.0%	$15,815,273	100.0%	$23.14

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant sales $ per SF/Screen are based on TTM ending January 2019, as provided by the borrower, unless stated otherwise.

(3)	Sales for Regal Cinema are on a per screen basis. The theater has 20 screens.

(4)	Best Buy has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(5)	Jo-Ann Fabrics has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(6)	Bed Bath & Beyond has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(7)	Ross Dress for Less has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(8)	Includes one tenant, Express Fashions (9,100 SF, representing approximately 1.3% of the owned net rentable area), which has executed a lease but has not yet taken occupancy or begun paying rent. Express Fashions is anticipated to take occupancy and begin paying rent in August 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.

The following table presents certain information relating to the lease rollover schedule at the Waterford Lakes Town Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	4,052	0.6	0.6%	127,508	0.8	31.47	2
2020	252,888	36.6	37.2%	5,401,352	34.2	21.36	30
2021	158,103	22.9	60.0%	3,212,649	20.3	20.32	21
2022	35,210	5.1	65.1%	1,105,745	7.0	31.40	7
2023	21,384	3.1	68.2%	793,529	5.0	37.11	8
2024	47,198	6.8	75.1%	853,799	5.4	18.09	5
2025	27,745	4.0	79.1%	556,501	3.5	20.06	4
2026	42,395	6.1	85.2%	1,110,324	7.0	26.19	8
2027	43,470	6.3	91.5%	1,079,825	6.8	24.84	9
2028	11,661	1.7	93.2%	320,962	2.0	27.52	4
2029	29,597	4.3	97.5%	962,173	6.1	32.51	4
2030 & Thereafter	9,771	1.4	98.9%	290,905	1.8	29.77	2
Vacant	7,791	1.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	691,265	100.0%		$15,815,273	100.0%	$23.14	104

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The following table presents certain information relating to historical occupancy at the Waterford Lakes Town Center Property:

Historical Leased %(1)

	2016	2017	2018	As of 2/1/2019(2)
Owned Occupancy	98.0%	99.3%	99.5%	98.9%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Owned occupancy of 98.9% includes one tenant, Express Fashions (9,100 SF, representing approximately 1.3% of the owned net rentable area), which has executed a lease but has not yet taken occupancy or begun paying rent. Express Fashions is anticipated to take occupancy and begin paying rent in August 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.

Historical In-line Retail Sales(1)(2)

	2016	2017	2018
In-line Tenant (<10,000 SF) Sales per SF	$470	$464	$485

(1)	As provided by the borrower.

(2)	Sales per SF are as of December 31 unless otherwise indicated and excludes temporary tenants.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Waterford Lakes Town Center Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 2/28/2019	Underwritten(2)	Underwritten $ per SF
Base Rent	$14,839,793	$15,356,813	$15,655,403	$15,678,341	$15,815,273	$22.88
Overage / Percentage Rent	392,675	313,787	510,592	546,078	459,231	0.66
Kiosks / Temporary / Specialty	46,671	60,377	78,791	82,982	57,684	0.08
Total Reimbursement Revenue	5,742,626	6,177,051	6,341,883	6,166,885	6,380,226	9.23
Market Revenue from Vacant Units	0	0	0	0	323,867	0.47
Other Revenue	336,911	334,974	384,063	370,816	357,728	0.52
Gross Revenue	$21,358,676	$22,243,002	$22,970,732	$22,845,102	$23,394,010	$33.84
Vacancy & Credit Loss	(146,403)	(30,443)	(69,776)	(44,776)	(1,151,700)	(1.67)
Effective Gross Income	$21,212,273	$22,212,559	$22,900,956	$22,800,326	$22,242,309	$32.18

Total Operating Expenses	$4,786,004	$4,830,141	$5,119,093	$5,141,490	$5,591,686	$8.09

Net Operating Income	$16,426,269	$17,382,418	$17,781,863	$17,658,836	$16,650,623	$24.09
TI/LC	0	0	0	0	224,267	0.32
Capital Expenditures	0	0	0	0	138,253	0.20
Net Cash Flow	$16,426,269	$17,382,418	$17,781,863	$17,658,836	$16,288,103	$23.56

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of February 1, 2019 and contractual rent steps through May 31, 2020.

■	Appraisal. According to the appraisal, the Waterford Lakes Town Center Property had an “as-is” appraised value of $268,600,000 as of March 1, 2019.

■	Environmental Matters. According to a Phase I environmental report, dated March 11, 2019, there are no recognized environmental conditions or recommendations for further action at the Waterford Lakes Town Center Property.

■	Market Overview and Competition. According to the appraisal, the Waterford Lakes Town Center Property is located in the West University submarket in Orlando, Florida. The Orlando metro’s average vacancy rate is the lowest it has been in over a decade. The Waterford Lakes Town Center Property is located at the intersection of N Alafaya Trail and Waterford Lakes Parkway, which has an average daily traffic count of 59,000 vehicles per day.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

According to the appraisal, the 2018 estimated population within a one-, three- and five-mile radius was 14,749, 100,675 and 207,786, respectively. The 2018 estimated median household income within a one-, three- and five-mile radius was $44,505, $51,696 and $55,942, respectively. Population growth in the surrounding area has been strong with income levels increasing. This has a positive effect on retail and services related to real estate demand. This trend is projected to continue into the foreseeable future.

The following table presents certain information relating to the primary competition for the Waterford Lakes Town Center Property:

Competitive Set(1)

	4498 N Alafaya Trail	8003 Turkey Lake Road	2522 E Colonial Drive	4693 Gardens Park Blvd	504 N Alafaya Trail	570 N Alafaya Trail	1950 - 1954 W 426 Road	2410 - 2418 E Colonial Drive
City	Orlando	Orlando	Orlando	Orlando	Orlando	Orlando	Oviedo	Orlando
State	FL	FL	FL	FL	FL	FL	FL	FL
Property Type	Retail	Retail	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	2008	2008	1956	2016	2006	2006	2000	1956
Total GLA	72,303	147,376	106,030	12,218	51,356	31,200	66,613	48,919
Occupancy	100%	100%	0%	100%	90%	80%	98%	100%
Major Tenants(2)	Dollar Tree, Flippers Pizzeria, Greek’s and More	Whole Foods	NAV	Thai Express	Top Top Hot Pot, Keke’s Breakfast Cafe, Abradel Beauty Supply	Rec Rooms USA, CrossFit Independence, Any Lab Test Now	NAV	NAV

(1)	Source: Appraisal.

(2)	Per a third party market research report.

■	The Borrower. The borrower is Waterford Lakes Town Center LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Waterford Lakes Town Center Whole Loan. The non-recourse carveout guarantor is Washington Prime Group, L.P.

The parent of the non-recourse carveout guarantor is Washington Prime Group Inc. (NYSE: WPG), a retail REIT that owns, manages, acquires and develops retail properties. Washington Prime Group Inc. was formed in May 2014 following a spin-off from Simon Property Group and acquired Glimcher Realty Trust (NYSE: GRT) in January 2015. Today the company operates out of headquarters in Columbus, Ohio, and an additional office in Indianapolis, Indiana.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in the amount of approximately $339,161, (ii) a rollover reserve in the amount of $5,000,000, (iii) a tenant improvements and leasing commissions reserve in the amount of $1,485,464 relating to unfunded obligations for various tenants, and (iv) a reserve in the amount of $22,500,000 in respect of the Regal Cinema space or renewing the Regal Cinema lease.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless, in the case of insurance premiums, the borrower is maintaining a blanket policy; (ii) a tenant improvements and leasing commissions reserve in an amount equal to $57,605, if and to the extent that the aggregate amount contained in such reserve and the rollover reserve funded at origination is less than $7,500,000 (excluding termination proceeds); and (iii) a capital expenditure reserve in the amount of $11,521, if and to the extent the amount contained in such reserve is less than $500,000.

In addition, on each due date during the continuance of a Waterford Lakes Town Center Major Tenant Reserve Period, all amounts in the cash management account in excess of debt service, operating expenses and required reserves (other than the excess cash flow reserve) will be reserved in the major tenant rollover reserve for reimbursement of tenant improvements and leasing commissions with respect to the affected space.

The “Waterford Lakes Town Center Debt Yield/Reserve Conditions” mean both (i) the then current debt yield (determined on a pro-forma basis to exclude amounts paid under any lease that is subject to any of the events described in the definition of Waterford Lakes Town Center Major Tenant Event that has not theretofore been cured and to include rents under any Waterford Lakes Town Center Qualified Major Lease entered into in accordance with the loan agreement in respect of the space demised under such excluded lease) is at least 9.62%, and (ii) the aggregate funds in the major tenant rollover reserve (including any termination proceeds

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

deposited with respect to either such two Waterford Lakes Town Center Major Leases or the Regal Cinema lease) and the tenant improvements and leasing commissions reserve (excluding any amounts attributable to termination proceeds) is equal to $9,000,000.

A “Waterford Lakes Town Center Major Lease” means any lease (other than the Regal Cinema lease) that (i) when aggregated with all other leases at the Waterford Lakes Town Center Property with the same tenant (or affiliated tenants), and assuming the exercise of all expansion rights and preferential rights to lease additional space contained in such lease, is expected to demise more than 30,000 square feet, (ii) contains an option or preferential right to purchase all or any portion of the Waterford Lakes Town Center Property, (iii) is with an affiliate of the borrower as tenant, or (iv) is entered into during the continuance of an event of default under the Waterford Lakes Town Center Whole Loan.

A “Waterford Lakes Town Center Major Tenant Event” means the occurrence of any of the following: (i) with respect to any two Waterford Lakes Town Center Major Leases or with respect to the Regal Cinema lease, (a) an event of default under such lease after the passage of cure and notice periods; (b) the tenant or any guarantor of such lease is subject to a bankruptcy or similar insolvency proceeding; (c) the tenant goes dark, vacates or ceases to occupy a substantial portion of the leased premises or discontinues its operations at its leased premises for more than 90 consecutive days or more than 150 days in any 12-month period (but excluding temporary vacancies for the purpose of repair, restoration or permitted alteration), and in any such case the borrower has the right to terminate such lease, recapture the demised space or declare an event of default under such lease; or (ii) solely with respect to any two Waterford Lakes Town Center Major Leases, the tenant has not provided notice of renewal by the earlier of (a) the date required under such lease and (b) six months prior to the expiration of such lease.

A “Waterford Lakes Town Center Major Tenant Reserve Period” means each period commencing upon the occurrence of a Waterford Lakes Town Center Major Tenant Event and concluding when (1) in the case of clause (i)(a) of the definition of “Waterford Lakes Town Center Major Tenant Event”, either (A) the related event of default under each such lease has been cured or (B) the Waterford Lakes Town Center New Lease Conditions or the Waterford Lakes Town Center Debt Yield/Reserve Conditions have been satisfied; (2) in the case of clause (i)(b) of the definition of “Waterford Lakes Town Center Major Tenant Event”, either (A) the applicable bankruptcy or similar insolvency proceeding has terminated and each applicable lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to the lender or, with respect to the bankruptcy or similar insolvency proceedings of any guarantor of a lease, an acceptable replacement guarantor executes the lease guaranty or an acceptable security deposit, as approved by the lender in its reasonable discretion, is delivered to the borrower or (B) the Waterford Lakes Town Center New Lease Conditions or the Waterford Lakes Town Center Debt Yield/Reserve Conditions have been satisfied; (3) in the case of clause (i)(c) of the definition of “Waterford Lakes Town Center Major Tenant Event”, the Waterford Lakes Town Center New Lease Conditions or the Waterford Lakes Town Center Debt Yield/Reserve Conditions have been satisfied; and (4) in the case of clause (ii) of the definition of “Waterford Lakes Town Center Major Tenant Event”, either (A) the date on which the tenant irrevocably exercises its renewal or extension option (or otherwise enters into an extension agreement with the borrower and reasonably acceptable to the lender) with respect to all of its space under such lease and in the lender’s reasonable judgment, sufficient funds have been accumulated in the major tenant rollover reserve to cover all anticipated leasing commissions and tenant improvements, free rent periods and/or rent abatement periods in connection with such renewal or extension or (B) the Waterford Lakes Town Center New Lease Conditions or the Waterford Lakes Town Center Debt Yield/Reserve Conditions have been satisfied.

The “Waterford Lakes Town Center New Lease Conditions” mean that either (i) the entirety of the related space is leased pursuant to one or more Waterford Lakes Town Center Qualified Major Leases or (ii) at least such portion of the subject space under the applicable lease or leases, as applicable, triggering a Waterford Lakes Town Center Major Tenant Event is leased pursuant to one or more Waterford Lakes Town Center Qualified Major Leases such that the aggregate contractual rents from such Waterford Lakes Town Center Qualified Major Leases is equal to or greater than the contractual rents payable under the preceding lease or leases, and in the case of either clause (i) or (ii), sufficient funds have been accumulated in the major tenant rollover reserve to cover all anticipated leasing commissions and tenant improvements, free rent periods, and/or rent abatement periods set forth in all such Waterford Lakes Town Center Qualified Major Leases and any shortfalls in required payments under the Waterford Lakes Town Center Whole Loan or operating expenses as a

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

result of any anticipated down time prior to the commencement of payments under such Waterford Lakes Town Center Qualified Major Leases.

A “Waterford Lakes Town Center Qualified Major Lease” means with respect to each lease triggering a Waterford Lakes Town Center Major Tenant Event: (i) the original lease, as extended in accordance with (a) the express renewal option set forth in such lease and, with respect to which, the terms of such renewal are on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances or (b) a modification of the lease approved by the lender, or (ii) a replacement lease with a term of at least five years that is entered into in accordance with the terms of the Waterford Lakes Town Center Whole Loan and that is on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances.

■	Lockbox and Cash Management. The Waterford Lakes Town Center Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require that the borrower direct all tenants to deposit rents directly to a lender-controlled lockbox account. In addition, the borrower will be required to cause all cash revenues relating to the Waterford Lakes Town Center Property and all other money received by the borrower or the property manager with respect to the Waterford Lakes Town Center Property (other than tenant security deposits) to be deposited into such lockbox account or, during the continuance of a Waterford Lakes Town Center Trigger Period or event of default under the Waterford Lakes Town Center Whole Loan, a lender-controlled cash management account within two business days of receipt. On a weekly basis while no Waterford Lakes Town Center Trigger Period or event of default under the Waterford Lakes Town Center Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On a weekly basis during the continuance of a Waterford Lakes Town Center Trigger Period or an event of default under the Waterford Lakes Town Center Whole Loan, all amounts in the lockbox account are required to be remitted to the cash management account.

During the continuance of a Waterford Lakes Town Center Trigger Period or, at the lender’s discretion, during an event of default under the Waterford Lakes Town Center Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited (i) during the continuance of a Waterford Lakes Town Center Major Tenant Reserve Period, into a major tenant rollover reserve for reimbursement of tenant improvements and leasing commissions with respect to the affected space, and (ii) otherwise, into an excess cash flow reserve as additional collateral for the Waterford Lakes Town Center Whole Loan.

A “Waterford Lakes Town Center Trigger Period” means each period: (i) commencing when the debt yield (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than 8.25%, and ending (provided no Waterford Lakes Town Center Major Tenant Reserve Period or event of default under the Waterford Lakes Town Center Whole Loan is continuing) when the debt yield (as calculated under the loan documents), determined as of the first day of each of two consecutive fiscal quarters, is at least 8.25%; (ii) commencing upon the borrower’s failure to deliver required annual, quarterly or monthly financial reports which failure continues for 10 business days following written notice from the lender and ending when such reports are delivered and indicate that no other Waterford Lakes Town Center Trigger Period is ongoing; (iii) during the continuance of a Waterford Lakes Town Center Major Tenant Reserve Period.

■	Property Management. The Waterford Lakes Town Center Property is currently managed by Washington Prime Management Associates, LLC, an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Waterford Lakes Town Center Property is required to remain managed by Washington Prime Management Associates, LLC, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower, subject to the lender’s reasonable approval (or, in the event of an event of default under the Waterford Lakes Town Center Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the Waterford Lakes Town Center Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a bankruptcy petition, (v) if a trustee or receiver is appointed for the property manager’s assets or

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

the property manager makes an assignment for the benefit of creditors or (vi) if the property manager is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Waterford Lakes Town Center Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	6	Loan Seller		CREFI
Location (City/State)	Various, Various	Cut-off Date Balance(3)		$50,000,000
Property Type	Hospitality	Cut-off Date Balance per Room(2)		$122,699.39
Size (Rooms)	815	Percentage of Initial Pool Balance		6.2%
Total TTM Occupancy as of 2/28/2019	79.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/28/2019	79.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.0650%
Appraised Value(1)	$164,700,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60

Underwritten Revenues	$34,282,620
Underwritten Expenses	$22,237,977
Underwritten Net Operating Income (NOI)	$12,044,646	Escrows(4)
Underwritten Net Cash Flow (NCF)	$10,673,339		Upfront	Monthly
Cut-off Date LTV Ratio(1)(2)	60.7%	Taxes	$217,898	$217,898
Maturity Date LTV Ratio(1)(2)	60.7%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.35x / 2.08x	Replacement Reserve(5)	$0	$114,243
Debt Yield Based on Underwritten NOI / NCF(2)	12.0% / 10.7%	Other(6)	$95,607	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$100,000,000	72.5%	Purchase Price	$135,000,000	97.9%
Principal’s New Cash Contribution	36,007,712	26.1	Origination Costs	2,553,572	1.9
Other Sources(7)	1,859,364	1.3	Reserves	313,504	0.2
Total Sources	$137,867,076	100.0%	Total Uses	$137,867,076	100.0%

(1)	Represents the aggregate “when complete” appraised value of the Arbor Hotel Portfolio Properties (as defined below) as of April 1, 2020 which assumes completion of the borrower sponsors’ planned PIP at each respective property. On the origination date of the Arbor Hotel Portfolio Whole Loan (as defined below), the borrower sponsors posted a letter of credit equal to $18,086,700 (110% of the estimated costs associated with such PIP). The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are calculated based upon the Appraised Value of $164,700,000. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio, calculated based on the aggregate “as-is” appraised value of $141,100,000, are both 70.9%. See the “Portfolio Summary” chart below.

(2)	Calculated based on the aggregate outstanding principal balance of the Arbor Hotel Portfolio Whole Loan.

(3)	The Cut-off Date Balance of $50,000,000 represents the controlling note A-1, which is part of a whole loan evidenced by two pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000. The related companion loan, which is evidenced by the non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and is expected to be contributed to one or more future securitization transactions. See “—The Mortgage Loan” below.

(4)	See “—Escrows” below.

(5)	Monthly Replacement Reserve deposits consist of the Monthly FF&E Reserve Deposit (as defined below). See “—Escrows” below.

(6)	Upfront Other reserves represents 110% of the estimated costs associated with immediate repairs. See “—Escrows” below.

(7)	Other Sources is comprised of various prorations and buyer credits.

■	The Mortgage Loan. The mortgage loan (the “Arbor Hotel Portfolio Loan”) is part of a whole loan (the “Arbor Hotel Portfolio Whole Loan”) evidenced by two pari passu notes that are together secured by the fee simple interests in six hotels located in Salt Lake City (Utah), Goleta (California), Bloomington (Minnesota) (two properties), Norwood (Massachusetts) and Arlington (Texas) (the “Arbor Hotel Portfolio Properties”). The Arbor Hotel Portfolio Loan, which is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 6.2% of the Initial Pool Balance. The related companion loan is evidenced by the non-controlling note A-2, which has an outstanding principal balance as of the Cut-off Date of $50,000,000, and is expected to be contributed to one or more future securitization transactions. The Arbor Hotel Portfolio Whole Loan, which accrues interest at an interest rate of 5.0650% per annum, was originated by Citigroup Real Estate Funding Inc. (“CREFI”) on April 17, 2019, had an original principal balance of $100,000,000 and has an outstanding principal balance as of the Cut-off Date of $100,000,000. The proceeds of the Arbor Hotel Portfolio Whole Loan were primarily used to acquire the Arbor Hotel Portfolio Properties, pay origination costs and fund upfront reserves. The prior financing of the Hampton Inn Santa Barbara Property (as defined below) was included in the CFCRE 2011-C2 transaction, the prior financings of the Hampton Inn Bloomington Property (as defined below) and SpringHill Suites Bloomington property were included in the GSMS 2012-GC6 transaction and the prior financing of the Hyatt Place Arlington property was included in the UBSBB 2013-C5 transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

The table below summarizes the promissory notes that comprise the Arbor Hotel Portfolio Whole Loan. The relationship between the holders of the Arbor Hotel Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$50,000,000	$50,000,000	GSMS 2019-GC39	Yes
Note A-2	50,000,000	50,000,000	CREFI(1)	No
Total	$100,000,000	$100,000,000

(1)	Note A-2 is currently held by CREFI and is expected to be contributed to one or more future securitization trusts.

The Arbor Hotel Portfolio Whole Loan had an initial term of 60 months, has a remaining term of 60 months as of the Cut-off Date and requires payments of interest only for the term of the loan. The scheduled maturity date of the Arbor Hotel Portfolio Whole Loan is the due date in May 2024. At any time after the earlier of October 17, 2022 and the second anniversary of the securitization of the last note of the Arbor Hotel Portfolio Whole Loan, the Arbor Hotel Portfolio Whole Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Arbor Hotel Portfolio Whole Loan documents. Voluntary prepayment of the Arbor Hotel Portfolio Whole Loan is permitted on or after the due date in January 2024 without payment of any prepayment premium. The release of any of the Arbor Hotel Portfolio Properties prior to January 6, 2024 requires a yield maintenance premium payment in an amount equal to the greater of (a) an amount equal to 1% of the amount prepaid; or (b) an amount equal to the present value as of the date on which the prepayment is made of the calculated payments from the date on which the prepayment is made through January 6, 2024 determined by discounting such payments at the discount rate. See “—Release of Collateral” below.

■	The Mortgaged Properties. The Arbor Hotel Portfolio Properties are comprised of six select- and limited-service hospitality properties located across the United States that, together, offer a total of 815 guestrooms. The Arbor Hotel Portfolio Properties are located in markets such as Salt Lake City (Utah), Santa Barbara (California), Norwood (Massachusetts), Minneapolis (Minnesota) and Dallas (Texas).

Top 3 Arbor Hotel Portfolio Properties

The largest property by mortgage allocated loan amount (“Mortgage ALA”) is a four-story, 189-room hotel located in Salt Lake City, Utah (the “Residence Inn Salt Lake City Property”). The Residence Inn Salt Lake City Property was built in 1996 and underwent an approximately $6.5 million renovation in 2014 which upgraded soft goods, case goods and the lobby, added 11 rooms and remodeled the guestrooms to offer a home-like experience for extended-stay travelers. Each room features a full-size kitchen, 42-inch LCD television and free Wi-Fi. The guestroom mix at the Residence Inn Salt Lake City Property is comprised of 36 studio suite guestrooms, 93 one-bedroom suite guestrooms and 60 two-bedroom suite guestrooms. Property-level amenities also include complimentary hot breakfast, a fitness center, an outdoor pool and whirlpool, 1,639 SF of flexible meeting space, a sport court, an outdoor fire pit, two barbeque areas and guest laundry. In connection with the acquisition of the Arbor Hotel Portfolio Properties, the borrower sponsors plan on investing approximately $6.6 million on a full renovation of the Residence Inn Salt Lake City Property.

According to a February 2019 hospitality research report, the Residence Inn Salt Lake City Property had a 74.6% occupancy, $143.05 ADR and $106.66 RevPAR as of the trailing 12 months ending February 28, 2019. The Residence Inn Salt Lake City Property’s $106.66 RevPAR ranked it third in its competitive set of seven properties as of February 28, 2019.

The second largest property by Mortgage ALA is a three-story, 101-room hotel located in Goleta, California (the “Hampton Inn Santa Barbara Property”). The Hampton Inn Santa Barbara Property was built in 2007 and underwent an approximately $2.9 million renovation in 2017 which updated the soft goods and case goods. The guestroom mix is comprised of 51 king guestrooms, 46 queen/queen guestrooms and four king suite guestrooms. The Hampton Inn Santa Barbara Property amenities include a fitness center, outdoor pool and whirlpool, a market pantry, complimentary hot breakfast and guest laundry. In connection with the acquisition of the Arbor Hotel

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

Portfolio Properties, the borrower sponsors plan on investing approximately $731,000 on planned capital expenditures at the Hampton Inn Santa Barbara Property.

According to a February 2019 hospitality research report, the Hampton Inn Santa Barbara Property had an 82.8% occupancy, $186.76 ADR and $154.60 RevPAR as of the trailing 12 months ending February 28, 2019. The Hampton Inn Santa Barbara Property’s $154.60 RevPAR ranked it second in its competitive set of six properties as of February 28, 2019.

The third largest property by Mortgage ALA is a six-story, 146-room hotel located in Bloomington, Minnesota (the “Hampton Inn Bloomington Property”). The Hampton Inn Bloomington Property was built in 2007 and underwent an approximately $2.2 million renovation in 2014 which upgraded the lobby, soft goods, select case goods and fitness center located at the property. Each guestroom features free Wi-Fi, a mini fridge, microwaves and a flat screen television. The guestroom mix at the Hampton Inn Bloomington Property is comprised of 58 king guestrooms, 56 queen/queen guestrooms and 32 queen/queen suite guestrooms. The Hampton Inn Bloomington Property amenities include a 24-hour shuttle to the airport and mall, a heated indoor pool, a fitness center, complimentary hot breakfast, guest laundry and 900 SF of flexible meeting space. In connection with the acquisition of the Arbor Hotel Portfolio Properties, the borrower sponsors plan on investing approximately $3.0 million on planned capital expenditures at the Hampton Inn Bloomington Property.

According to a February 2019 hospitality research report, the Hampton Inn Bloomington Property had an 86.4% occupancy, $128.62 ADR and $111.12 RevPAR as of the trailing 12 months ending February 28, 2019. The Hampton Inn Bloomington Property’s $111.12 RevPAR ranked it first in its competitive set of seven properties as of February 28, 2019.

The following table presents certain information relating to the Arbor Hotel Portfolio Properties:

Portfolio Summary

Property Name	City, State	Year Built / Renovated	Total Rooms	Occupancy	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Appraised Value(1)	UW NCF
Residence Inn Salt Lake City	Salt Lake City, Utah	1996 / 2014	189	74.4%	$11,200,000	22.4%	$41,200,000	$2,386,429
Hampton Inn Santa Barbara	Goleta, California	2007 / 2017	101	82.8	10,600,000	21.2	33,200,000	2,201,097
Hampton Inn Bloomington	Bloomington, Minnesota	2007 / 2014	146	86.3	8,350,000	16.7	26,300,000	1,797,893
Hampton Inn Norwood	Norwood, Massachusetts	1984 / 2015, 2017	139	76.8	7,950,000	15.9	23,900,000	1,675,991
SpringHill Suites Bloomington	Bloomington, Minnesota	2007 / 2014	113	87.0	6,650,000	13.3	21,300,000	1,444,121
Hyatt Place Arlington	Arlington, Texas	1996 / 2015	127	71.1	5,250,000	10.5	18,800,000	1,167,808
Total / Wtd. Avg.			815	79.2%	$50,000,000	100.0%	$164,700,000	$10,673,339

(1)	Appraised Values are based on the “when complete” values as of April 1, 2020 which assumes completion of the borrower sponsors’ planned PIP at each respective property. On the origination date of the Arbor Hotel Portfolio Whole Loan, the borrower sponsors posted a letter of credit equal to $18,086,700 (110% of the estimated costs associated with such PIP).

Franchise Summary

Property Name	Estimated PIP(1)	Franchise Flag	Franchise Agreement Expiration Date
Residence Inn Salt Lake City	$6,596,151	Marriott International, Inc.	4/17/2034
Hampton Inn Santa Barbara	731,128	Hilton Franchise Holding LLC	4/17/2034	(2)
Hampton Inn Bloomington	2,954,879	Hilton Franchise Holding LLC	4/17/2034	(2)
Hampton Inn Norwood	1,423,207	Hilton Franchise Holding LLC	4/19/2034	(2)
SpringHill Suites Bloomington	2,286,995	Marriott International, Inc.	4/17/2034
Hyatt Place Arlington	4,094,340	Hyatt Place Franchising, L.L.C.	4/17/2039

(1)	On the origination date of the Arbor Hotel Portfolio Whole Loan, the borrower sponsors posted a PIP Letter of Credit (as defined below) for 110% of the estimated PIP costs ($18,086,700).

(2)	With respect to the properties operating under the Hilton Franchise Holding LLC flag, the properties are currently operating under temporary franchise agreements. The borrower sponsors are required under the Arbor Hotel Portfolio Whole Loan documents to deliver replacement franchise agreements to the lender by May 17, 2019 or May 19, 2019, as applicable, each with a term of 15 years. The Franchise Agreement Expiration Date is currently shown as 15 years from the origination date of the Arbor Hotel Portfolio Whole Loan for all Hilton flagged properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

The following table presents certain information relating to the 2018 demand analysis with respect to the Arbor Hotel Portfolio Properties based on market segmentation:

2018 Accommodated Room Night Demand(1)

Property Name	Commercial/Extended Stay	Leisure	Group
Residence Inn Salt Lake City	75%	15%	10%
Hampton Inn Santa Barbara	50%	45%	5%
Hampton Inn Bloomington	65%	25%	10%
Hampton Inn Norwood	60%	25%	15%
SpringHill Suites Bloomington	60%	30%	10%
Hyatt Place Arlington	50%	35%	15%

(1)	Source: Appraisal.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Arbor Hotel Portfolio Properties:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 2/28/2019	Underwritten	Underwritten $ per Room
Room Revenue	$34,620,199	$34,140,615	$33,597,301	$33,079,509	$33,079,509	$40,588
Food & Beverage Revenue	502,791	428,569	402,358	417,639	417,639	512
Other Revenue(2)	651,609	736,724	813,646	785,472	785,472	964
Total Revenue	$35,774,599	$35,305,907	$34,813,305	$34,282,620	$34,282,620	$42,065

Room Expense	$7,904,209	$8,306,108	$8,601,823	$8,598,203	$8,598,203	$10,550
Food & Beverage Expense	294,942	283,608	280,683	281,363	281,363	345
Other Expense	198,423	174,543	174,099	170,415	170,415	209
Total Departmental Expense	$8,397,573	$8,764,259	$9,056,605	$9,049,982	$9,049,982	$11,104
Total Undistributed Expense	11,040,107	10,822,067	10,550,200	10,366,943	10,833,384	13,292
Fixed Charges	2,224,264	2,227,474	2,298,497	2,295,493	2,354,611	2,889
Total Operating Expenses	$21,661,944	$21,813,800	$21,905,301	$21,712,418	$22,237,977	$27,286

Net Operating Income	$14,112,655	$13,492,108	$12,908,005	$12,570,203	$12,044,646	$14,779
FF&E(3)	1,430,984	1,412,236	1,392,532	1,371,305	1,371,305	1,683
Net Cash Flow	$12,681,670	$12,079,873	$11,515,472	$11,198,898	$10,673,339	$13,096

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes guest laundry income, telephone, meeting rooms, parking, vending and other miscellaneous revenue.

(3)	Underwritten FF&E represents 4.0% of Total Revenue.

■	Appraisal. According to the appraisal, the Arbor Hotel Portfolio Properties have an aggregate “when complete” appraised value of $164,700,000 as of April 1, 2020. The “when complete” appraised values as of April 1, 2020 assume the completion of planned capital expenditures at each of the Arbor Hotel Portfolio Properties. On the origination date of the Arbor Hotel Portfolio Whole Loan, the borrower sponsors posted an $18,086,700 letter of credit (the “PIP Letter of Credit”) which represents 110% of the estimated cost of each PIP. Based on the “as-is” appraised values as of various dates in March 2019, the Arbor Hotel Portfolio Properties had an aggregate “as-is” appraised value of $141,100,000.

■	Environmental Matters. According to the Phase I environmental reports, dated as of January 14, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the Arbor Hotel Portfolio Properties other than the continued implementation of an asbestos operations and maintenance plan at the Hampton Inn Norwood property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

■	Market Overview and Competition.

Top 3 Markets

The Residence Inn Salt Lake City Property is located at 285 West Broadway in downtown Salt Lake City, Utah, within the Salt Lake City-Provo-Orem combined statistical area (the “Salt Lake City CSA”). As of year-end 2018, the Salt Lake City CSA had a population of approximately 2.6 million and annual per-capita personal income of approximately $40,573. Salt Lake City is home to the Salt Palace Convention Center which comprises a total of 679,000 SF of meeting and exhibit space and is located approximately 0.3 miles from the Residence Inn Salt Lake City Property. The Residence Inn Salt Lake City Property is also located approximately 6.0 miles from the Salt Lake City International Airport which serves as a Delta Airlines hub and is currently undergoing a $2.9 billion redevelopment program for the terminals, concourses, parking and support facilities which began in 2014 and is expected to be completed in 2025. In 2018, the Salt Lake City International Airport was utilized by approximately 25.6 million passengers (annual airport passenger traffic has increased between 4.5% and 5.6% over each of the past five years).

Historical Statistics – Residence Inn Salt Lake City

	Residence Inn Salt Lake City				Competitive Set				Penetration
	2016(1)	2017(1)	2018(1)	TTM 2/28/2019(2)	2016(1)	2017(1)	2018(1)	TTM 2/28/2019(2)	2016(1)	2017(1)	2018(1)	TTM 2/28/2019(2)
Occupancy	79.6%	82.0%	75.8%	74.6%	74.5%	77.8%	78.7%	78.5%	106.8%	105.3%	96.2%	95.0%
ADR	$136.08	$141.09	$142.90	$143.05	$127.09	$132.95	$133.53	$132.34	107.1%	106.1%	107.0%	108.1%
RevPAR	$108.30	$115.65	$108.27	$106.66	$94.67	$103.47	$105.12	$103.86	114.4%	111.8%	103.0%	102.7%

(1)	Source: December 2018 hospitality research report.

(2)	Source: February 2019 hospitality research report.

The Hampton Inn Santa Barbara Property is located at 5665 Hollister Avenue in Goleta, California, within the Santa Maria-Santa Barbara, CA metropolitan statistical area (the “Santa Barbara MSA”). As of year-end 2018, the Santa Barbara MSA had a population of approximately 454,500 and annual per-capita personal income of approximately $52,056. The Santa Barbara MSA sustains tourism year-round, drawing visitors from throughout the United States and across the world to its mild climate and unique destinations. Primary attractions within the Santa Barbara MSA include Stearns Wharf, Girsh Park, the Santa Barbara Museum of Natural History, the Santa Barbara Museum of Art and several beaches and other outdoor activities. The Hampton Inn Santa Barbara Property is also located approximately 1.2 miles from the Santa Barbara Airport which is served by United Airlines, American Airlines, Alaska Airlines and Contour Airlines.

Historical Statistics – Hampton Inn Santa Barbara

	Hampton Inn Santa Barbara				Competitive Set				Penetration
	2016(1)	2017(1)	2018(1)	TTM 2/28/2019(2)	2016(1)	2017(1)	2018(1)	TTM 2/28/2019(2)	2016(1)	2017(1)	2018(1)	TTM 2/28/2019(2)
Occupancy	79.2%	79.1%	81.7%	82.8%	79.8%	77.7%	76.7%	75.0%	99.2%	101.9%	106.4%	110.4%
ADR	$199.18	$202.99	$190.08	$186.76	$181.03	$189.06	$180.84	$180.09	110.0%	107.4%	105.1%	103.7%
RevPAR	$157.68	$160.65	$155.22	$154.60	$144.40	$146.82	$138.79	$135.05	109.2%	109.4%	111.8%	114.5%

(1)	Source: December 2018 hospitality research report.

(2)	Source: February 2019 hospitality research report.

The Hampton Inn Bloomington Property is located at 2860 Metro Drive in Bloomington, Minnesota, within the Minneapolis-St. Paul, MN-WI combined statistical area (the “Minneapolis CSA”). As of year-end 2018, the Minneapolis CSA had a population of approximately 4.0 million and annual per-capita personal income of approximately $52,758. The Minneapolis CSA offers a variety of tourism attractions which include the Mall of America, U.S. Bank Stadium and Target Field. In 2018, the Minneapolis-St. Paul Airport was utilized by approximately 38.0 million passengers (beginning with the appraisal data in 2009 and continuing through 2018, annual airport passenger traffic has not decreased year-over-year).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

Historical Statistics – Hampton Inn Bloomington

	Hampton Inn Bloomington				Competitive Set				Penetration
	2016(1)	2017(1)	2018(1)	TTM 2/28/2019(2)	2016(1)	2017(1)	2018(1)	TTM 2/28/2019(2)	2016(1)	2017(1)	2018(1)	TTM 2/28/2019(2)
Occupancy	83.4%	80.8%	86.5%	86.4%	76.2%	81.8%	83.1%	82.5%	109.3%	98.8%	104.1%	104.8%
ADR	$138.34	$128.76	$132.95	$128.62	$123.68	$116.77	$124.14	$119.43	111.8%	110.3%	107.1%	107.7%
RevPAR	$115.32	$104.08	$115.00	$111.12	$94.29	$95.56	$103.12	$98.49	122.3%	108.9%	111.5%	112.8%

(1)	Source: December 2018 hospitality research report.

(2)	Source: February 2019 hospitality research report.

According to a third party market report, there are a total of 9 hotels (897 rooms weighted based on expected percentage of direct competition) across the Arbor Hotel Portfolio Properties markets planned to open and compete with the subject properties. The new supply is most concentrated in the Minneapolis market, where five hotels (588 rooms based on expected percentage of direct competition) are expected to open and compete with the Hampton Inn Bloomington Property and the SpringHill Suites Bloomington property. The Minneapolis hotel market contains 9,783 rooms and the addition of 588 rooms represents a supply growth of approximately 6.0%.

■	The Borrowers. The borrowers for the Arbor Hotel Portfolio Whole Loan are comprised of: ALDK Goleta, LLC, ALDK SLC, LLC, ALDK Arlington LLC, ALDK Bloomington 2870, LLC, ALDK Bloomington 2860, LLC and ALDK Norwood, LLC, each a single-purpose, single-asset Delaware limited liability company with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Arbor Hotel Portfolio Whole Loan.

The institutional sponsorship is a partnership between Arbor Lodging, an owner-operator of hospitality assets with an integrated management company, and Davidson Kempner, a global investment management firm. The Arbor Hotel Portfolio Whole Loan has two carve-out guarantors for each borrower sponsor, Sheenal Patel and Vamsikrishna Bonthala for Arbor Lodging (the “Arbor Guarantors”) and Davidson Kempner Long-Term Distressed Opportunities Fund IV LP and DK LDOI IV Aggregate Holdco LP for Davidson Kempner (the “Davidson Kempner Guarantors”). The lender has ongoing net worth and liquidity covenants for the Davidson Kempner Guarantors.

Arbor Lodging is a Chicago-based hotel owner-operator and currently has over 500 employees and 1,759 keys under management. Davidson Kempner is a global institutional investment management firm with approximately $30.0 billion in assets under management. The firm was founded in 1983 and since 2017, the company has been active in direct ownership of real estate by providing equity to owner/operators.

■	Escrows. At the origination of the Arbor Hotel Portfolio Whole Loan, the borrower deposited $217,898 into a tax reserve account and $95,607 into an immediate repairs reserve account.

On each monthly payment date, the borrowers are required to deposit (1) into a tax reserve an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period (initially approximately $217,898) and (2) a reserve for FF&E (the “Monthly FF&E Reserve Deposit”) equal to the greater of (a) the amount of the deposit required by the applicable franchisor on account of FF&E under the franchise agreement, and (b) an amount equal to one-twelfth of (i) for the monthly payment dates occurring in June 2019 through May 2020, 2.0% of the greater of (A) the gross income for the Arbor Hotel Portfolio Properties during the preceding calendar year and (B) the approved annual budget for the current year, (ii) for the monthly payment dates occurring in June 2020 through May 2021, 3% of the greater of (A) the gross income for the Arbor Hotel Portfolio Properties during the preceding calendar year and (B) the approved annual budget for the then current year, and (iii) for the monthly payment date occurring in June 2021 and for each monthly payment date occurring thereafter, 4% of the greater of (A) the gross income for the Arbor Hotel Portfolio Properties during the preceding calendar year and (B) the approved annual budget for the then current year. The initial monthly FF&E deposit is estimated at $114,243.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

■	PIP Letter of Credit. In lieu of depositing cash into the PIP reserve account, the PIP deposit was satisfied by the borrowers on the origination date of the Arbor Hotel Portfolio Whole Loan by delivering to the lender a letter of credit in the amount of $18,086,700 (representing 110% of the outstanding estimated PIP costs). Upon the completion of applicable PIP work, the face amount of any PIP Letter of Credit may be reduced by an amount equal to the amount that the borrowers would be entitled to receive as a disbursement from the PIP reserve account. Only the lender or the lender’s designee will be entitled to draw on any such PIP Letter of Credit, and such PIP Letter of Credit will be additional security for the payment of the Arbor Hotel Portfolio Whole Loan. During the existence of an event of default, the lender will have the right, at its option, to draw on any PIP Letter of Credit and to apply all or any part thereof to the payment of the items for which such PIP Letter of Credit was established or, during the existence of an event of default, to apply each such PIP Letter of Credit to payment of the Arbor Hotel Portfolio Whole Loan.

■	Lockbox and Cash Management. The Arbor Hotel Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The borrowers are required to deliver tenant direction letters to each existing tenant at the Arbor Hotel Portfolio Properties directing each of them to remit their rent checks directly to the lender-controlled lockbox account. The borrowers are required to deliver letters to all credit card companies directing such credit card companies to pay all sums directly to the lender-controlled lockbox account, and the borrowers are required to (and are required to cause the property manager to) deposit all revenue generated by the Arbor Hotel Portfolio Properties into the lender-controlled lockbox account. The borrowers are also required to deliver such letters to each future commercial tenant and credit card company. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless an Arbor Hotel Portfolio Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of an Arbor Hotel Portfolio Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Arbor Hotel Portfolio Whole Loan documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Arbor Hotel Portfolio Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Arbor Hotel Portfolio Whole Loan.

An “Arbor Hotel Portfolio Trigger Period” will (a) commence upon the earliest of (i) the occurrence and continuance of an event of default under the Arbor Hotel Portfolio Whole Loan documents, (ii) the debt yield (a) falling below 8.0% at any time that PIP work is required and the borrowers are diligently performing PIP work and (b) at any time that PIP work is not required or the borrowers are not diligently performing PIP work, being less than 8.50%, (iii) the occurrence of an Arbor Hotel Portfolio Franchise Agreement Trigger Period (as defined below) and (iv) any bankruptcy or insolvency proceedings in which the manager is a debtor and (b) expire upon (1) with regard to any Arbor Hotel Portfolio Trigger Period caused solely by the events described in clause (i) above, the cure (if applicable) of such event of default, (2) with regard to any Arbor Hotel Portfolio Trigger Period caused solely by the events described in clause (ii)(a) above, the debt yield being equal to or greater than 8.25% for two consecutive calendar quarters, and with regard to any Arbor Hotel Portfolio Trigger Period caused solely by the events described in clause (ii)(b) above, the debt yield being equal to or greater than 8.75% for two consecutive calendar quarters, (3) with regard to any Arbor Hotel Portfolio Trigger Period caused solely by the events described in clause (iii) above, such Arbor Hotel Portfolio Franchise Agreement Trigger Period ceasing to exist in accordance with the Arbor Hotel Portfolio Whole Loan documents, and (4) with regard to any Arbor Hotel Portfolio Trigger Period caused solely by the events described in clause (iv) above, the replacement of the manager by the borrowers pursuant to the Arbor Hotel Portfolio Whole Loan documents.

An “Arbor Hotel Portfolio Franchise Agreement Trigger Period” means a period (a) commencing on the first to occur of: (i) a borrower being in default under the franchise agreement beyond any applicable notice and cure periods as a result of which the franchisor has the right to terminate the franchise agreement, (ii) a borrower or franchisor giving notice that it is terminating the franchise agreement, (iii) any termination or cancellation of the franchise agreement and/or the franchise agreement expiring or otherwise failing to otherwise be in full force and effect, (iv) any bankruptcy or similar insolvency of a franchisor, (v) the Arbor Hotel Portfolio Properties failing to be operated, “flagged” and/or branded pursuant to the franchise agreement and (vi) any material permit required by the applicable franchise agreement ceasing to be in full force in effect; and (b) expiring upon the lender’s receipt of evidence reasonably acceptable to the lender (which evidence must include, without limitation, a duly executed

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

ARBOR HOTEL PORTFOLIO

estoppel certificate from the applicable franchisor in form and substance reasonably acceptable to the lender) of: (i) the satisfaction of the franchise agreement cure conditions under the Arbor Hotel Portfolio Whole Loan documents, (ii) the branding, flagging and operation of the Arbor Hotel Portfolio Properties pursuant to a replacement franchise agreement entered into in accordance with the terms of the Arbor Hotel Portfolio Whole Loan agreement and the other loan documents (and such replacement franchise agreement being in full force and effect with no defaults thereunder); and (iii) to the extent a new PIP is required in connection with the foregoing, the deposit of the corresponding PIP reserve funds into the PIP reserve account in accordance with the Arbor Hotel Portfolio Whole Loan agreement.

■	Property Management. The Arbor Hotel Portfolio Properties are managed by ALM SLC, LLC, ALM Goleta, LLC, ALM Bloomington, LLC, ALM Norwood, LLC and ALM Arlington, LLC, all of which are affiliates of the borrower sponsors, pursuant to a management agreement. Provided that no event of default is occurring under the Arbor Hotel Portfolio Whole Loan documents, the borrowers may terminate the management agreement and replace the manager with a manager approved by the lender, which approval may be conditioned upon receipt of a rating agency confirmation. The lender may, or may require the borrower to, terminate the property manager upon the occurrence of: (i) an Arbor Hotel Portfolio Trigger Period, (ii) a default under the management agreement beyond all applicable notice and cure periods, or (iii) the insolvency of or commencement of involuntary insolvency or bankruptcy proceedings involving the manager that is not dismissed within 90 days of the filing thereof or any voluntary bankruptcy or insolvency proceeding involving the manager, and replace the property manager with a manager approved by the lender (which may be conditioned upon the lender’s receipt of a rating agency confirmation).

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Provided no event of default shall have occurred and be continuing, the borrowers will have the right (A) at any time after the earlier of (x) July 17, 2019 and (y) the date of the last securitization of a note comprising part of the Arbor Hotel Portfolio Whole Loan, to prepay a portion of the Arbor Hotel Portfolio Whole Loan and obtain a release of any one or more individual properties, and (B) at any time after the earlier of (x) October 17, 2022 and (y) the second anniversary of the last securitization of a note comprising part of the Arbor Hotel Portfolio Whole Loan, to defease a portion of the Arbor Hotel Portfolio Whole Loan and obtain a release of any one or more individual properties, in each case, upon the borrowers satisfying certain conditions including (a) adequate notice as defined in the Arbor Hotel Portfolio Whole Loan documents, (b) the borrowers’ partial prepayment or delivery of defeasance collateral, in each case in an amount equal to the greater of (i)(x) with respect to the first and second Arbor Hotel Portfolio Properties released, 110% of the allocated loan amount for each individual Arbor Hotel Portfolio Property and (y) with respect to any subsequent Arbor Hotel Portfolio Properties released, 115% of the allocated loan amount for each individual Arbor Hotel Portfolio Property and (ii) the net sales proceeds attributed to the subject individual Arbor Hotel Portfolio Properties, (c) with respect to any partial prepayment only, to the extent such partial prepayment is made prior to January 6, 2024, payment of a yield maintenance premium, (d) the debt yield at the time of release being (i) for the first three released properties in connection with a partial release, greater than 10.75% and (ii) for any subsequent property or properties released in connection with a partial release, equal to or greater than the greater of (1) the debt yield of all individual properties encumbered by the security instrument immediately prior to the partial release notice date or the consummation of the partial release (as applicable) and (2) 10.75%, (e) the loan-to-value ratio at the time of release being (x) for the first three released properties in connection with a partial release, no greater than 64.5% and (y) for any subsequent property or properties released in connection with a partial release, equal to or less than the lesser of (1) the loan-to-value ratio of all individual properties encumbered by the security instrument immediately prior to the partial release notice date or the consummation of the partial release (as applicable) and (2) 64.5% and (f) satisfying REMIC requirements and providing a REMIC opinion.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Arbor Hotel Portfolio Properties, plus business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses from the Arbor Hotel Portfolio Properties for 18 months with 6 months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

365 BOND

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

365 BOND

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

365 BOND

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

365 BOND

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Brooklyn, New York		Cut-off Date Principal Balance(2)	$45,000,000
Property Type	Multifamily		Cut-off Date Principal Balance per Unit(1)	$255,813.95
Size (Units)	430		Percentage of Initial Pool Balance	5.6%
Total Occupancy as of 12/16/2018	92.6%		Number of Related Mortgage Loans	None
Owned Occupancy as of 12/16/2018	92.6%		Type of Security	Fee Simple
Year Built / Latest Renovation	2016 / NAP		Mortgage Rate	4.02277182%
Appraised Value	$290,100,000		Original Term to Maturity (Months)	60
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	60

Underwritten Revenues	$16,888,077
Underwritten Expenses	$4,281,457		Escrows
Underwritten Net Operating Income (NOI)	$12,606,620			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,499,120		Taxes	$24,180	$24,180
Cut-off Date LTV Ratio(1)	37.9%		Insurance	$0	$0
Maturity Date LTV Ratio(1)	37.9%		Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.81x / 2.79x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.5% / 11.4%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$110,000,000	52.4%	Loan Payoff	$180,635,054	86.0%
Mezzanine Debt	100,000,000	47.6	Principal Equity Distribution	26,451,685	12.6
			Origination Costs	2,889,081	1.4
			Reserves	24,180	0.0

Total Sources	$210,000,000	100.0%	Total Uses	$210,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 365 Bond Whole Loan. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance of $45,000,000 represents the non-controlling note A-2 of the $110,000,000 365 Bond Whole Loan, evidenced by two pari passu notes. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “365 Bond Loan”) is part of a whole loan (the “365 Bond Whole Loan”) consisting of two pari passu promissory notes with an aggregate original principal balance of $110,000,000 and secured by a first mortgage encumbering the borrower’s fee simple interest in a multifamily property located in Brooklyn, New York (the “365 Bond Property”). The 365 Bond Loan, evidenced by the non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $45,000,000 and represents approximately 5.6% of the Initial Pool Balance. The 365 Bond Whole Loan was originated by Goldman Sachs Bank USA on November 28, 2018. The 365 Bond Whole Loan has an interest rate of 4.02277182% per annum. The borrower utilized the proceeds of the 365 Bond Whole Loan to refinance existing debt on the 365 Bond Property, return equity to the borrower sponsor, pay origination costs, and fund reserves.

The 365 Bond Whole Loan had an initial term of 60 months and has a remaining term of 55 months as of the Cut-off Date. The 365 Bond Whole Loan requires interest only payments during its term. The scheduled maturity date of the 365 Bond Whole Loan is the due date in December 2023. Voluntary prepayment of the 365 Bond Whole Loan is prohibited prior to the due date in September 2023. At any time after the second anniversary of the securitization Closing Date, the 365 Bond Whole Loan may be defeased in whole (but not in part) with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

365 BOND

The table below summarizes the promissory notes that comprise the 365 Bond Whole Loan. The relationship between the holders of the 365 Bond Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece

Note A-1	$65,000,000	$65,000,000	GSMS 2019-GC38	Yes
Note A-2	45,000,000	45,000,000	GSMS 2019-GC39	No
Total	$110,000,000	$110,000,000

The 365 Bond total debt capital structure is shown below:

365 Bond Total Debt Capital Structure

(1)	Based on the appraised value of $290,100,000 as of September 19, 2018.

(2)	Based on the UW NOI of $12,606,620 and the UW NCF of $12,499,120.

(3)	The 365 Bond Mezzanine Loans were sold to unrelated third parties.

(4)	Based on the appraised value of $290,100,000, the Implied Borrower Sponsor Equity is $80,100,000.

■	The Mortgaged Property. The 365 Bond Property is a 430-unit, 12-story multifamily property located at 365 Bond Street, Brooklyn, New York. The 365 Bond Property is located near the Gowanus Canal in Brooklyn and in close proximity to public transportation. Access points to the F, G, D, N, R and W subway lines are within a two mile radius. The neighborhood is a residential and industrial area.

The 365 Bond Property has a 421a tax abatement that expires in 2041. In order to continue to qualify for the tax abatement, at least 20% of the units at the 365 Bond Property must be leased as “affordable-rate units”. Of the 430 units at the 365 Bond Property, 344 (80%) are market-rate units and 86 (20%) are affordable-rate units. Approximately 93.6% of the market-rate units are leased, while the affordable-rate units are still leasing up through a third-party government application and lottery process (currently approximately 88.4% leased). Underwritten real estate taxes assume that the 365 Bond Property benefits from the tax abatement through the life of the 365 Bond Whole Loan. There are also two small retail spaces in the 365 Bond Property, which are

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

365 BOND

occupied by Gowanus Dredger’s Canoe Club and D’Amico Coffee, and account for approximately 0.5% of in-place rents. Building amenities include a 24-hour attended lobby and concierge, a fitness center and a rooftop lounge with barbecues.

The 365 Bond Property was completed in August 2016, after the borrower sponsor purchased the land in 2013 for approximately $20,000,000. Construction costs totaled approximately $217,000,000 ($504,651 per unit), which were financed through a $120,000,000 construction loan, $60,000,000 of preferred equity and $57,000,000 of borrower sponsor common equity.

The following table presents certain information relating to the units and rent at the 365 Bond Property:

Unit Mix(1)

Unit Type	# of Units	Total SF	Average SF per Unit	Monthly Actual Rent per Unit	Underwritten Monthly Rent	Underwritten Rent
Studio	121	55,013	455	$2,541	$330,974	$3,971,682
One-Bedroom	228	150,393	660	3,154	758,516	9,102,192
Two-Bedroom	81	84,539	1,044	5,131	445,813	5,349,758
Total / Wtd. Avg.	430	289,945	674	$3,354	$1,535,303	$18,423,632

(1)	As provided by the borrower per the underwritten rent roll dated December 16, 2018.

The following table presents certain information relating to the historical occupancy at the 365 Bond Property:

Historical Leased %(1)(2)

2017	As of 12/16/2018
76.6%	92.6%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	The increase in occupancy between 2017 and December 16, 2018 is due to the leasing up of the 365 Bond Property after construction.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 365 Bond Property:

Cash Flow Analysis(1)

	2017	TTM 10/31/2018	Underwritten(2)	Underwritten $ per Unit
Potential Rental Revenue	$17,265,266	$17,231,615	$18,423,632	$42,846
Loss to Lease	0	0	(1,117,286)	(2,598)
Total Potential Rental Revenue	$17,265,266	$17,231,615	$17,306,346	$40,247
Vacancy Loss	(4,034,366)	(1,096,228)	(1,271,974)	(2,958)
Credit Loss	(58,796)	(5,319)	(5,319)	(12)
Concessions	(1,456,144)	(760,407)	(431,695)	(1,004)
Other Rental Revenue	33,350	79,995	81,360	189
Parking Revenue	732,779	820,431	820,431	1,908
Miscellaneous Revenue	360,839	388,927	388,927	904
Effective Gross Income	$12,842,928	$16,659,015	$16,888,077	$39,275

Total Operating Expenses	4,009,422	4,275,233	4,281,457	9,957
Net Operating Income	$8,833,506	$12,383,782	$12,606,620	$29,318
Replacement Reserves	0	0	107,500	250
Net Cash Flow	$8,833,506	$12,383,782	$12,499,120	$29,068

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 16, 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

365 BOND

■	Appraisal. According to the appraisal, the 365 Bond Property had an “as-is” appraised value of $290,100,000 as of September 19, 2018.

■	Environmental Matters. According to a Phase I environmental report, dated September 28, 2018, there is a controlled recognized environmental condition due to historical impacts of benzo(a)pyrene, benzo(a)anthrocene, benzo(b)fluoranthene, arsenic, lead, barium, mercury, xylene, trichloroethylene, perchloroethylene, benzene, phenol, propylbenzene, n-propylbenzene and isopropyl benzene on the 365 Bond Property resulting from its prior use as an oil terminal and other industrial purposes. Residual contamination in the soil is being managed under a site management plan and under engineering and institutional controls. The environmental consultant recommended continued maintenance of engineering controls at the 365 Bond Property and monitoring of soil vapor in alignment with regulatory requirements.

■	Market Overview and Competition. The 365 Bond Property is a 12-story multifamily property located in Brooklyn, New York. The New York City residential market is the largest housing market in the United States. It is composed of a complex and diverse group of properties, from single-family townhouses, low-rise walk-up buildings, and luxury high-rise towers, to converted office buildings for multi-tenant residential use. The majority of the market consists of rental units, many of which are governed by rent stabilization and rent control regulations at state and city levels. According to the appraisal, the New York City rental housing market vacancy rate has remained at approximately 3% to 4% for the past two decades with a 2017 vacancy rate of 3.3% for Brooklyn and 3.6% for the overall New York City market.

The following table presents certain information relating to the primary competition for the 365 Bond Property:

Competitive Set(1)

	365 Bond(2)	The Williams	172 Montague St	800 Union Street	60 Water Street	Leonard Pointe	The Giovanni	The Margo
Address	365 Bond Street	282 South 5th Street	172-174 Montague Street	800 Union Street	60 Water Street	395 Leonard Street	81 Fleet Place	180 Myrtle Avenue
City, State	Brooklyn, New York	Brooklyn, New York	Brooklyn, New York	Brooklyn, New York	Brooklyn, New York	Brooklyn, New York	Brooklyn, New York	Brooklyn, New York
Year Built	2016	2016	2015	2017	2014	2014	2015	2016
Units	430	82	62	28	232	188	205	228
Studio Rent Per Month	$2,541	$2,825	$2,825	NAP	$3,568	$3,000	$2,531	$2,561
One-Bedroom Rent Per Month	$3,154	$3,792	$3,800	$5,292	$3,947	$3,700	$3,409	$3,383
Two-Bedroom Rent Per Month	$5,131	$5,412	$5,120	$6,647	$6,008	$4,850	$4,135	$4,513
Three-Bedroom Rent Per Month	NAP	NAP	$7,650	$11,688	NAP	NAP	NAP	NAP

(1)	Source: Appraisal.

(2)	As provided by the borrower per the underwritten rent roll dated December 16, 2018.

■	The Borrower. The borrower is LSG 365 Bond Street LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 365 Bond Whole Loan. The non-recourse carveout guarantor under the 365 Bond Whole Loan is LSG Enterprises LLC.

■	Escrows. On the origination date, the borrower funded a tax reserve in the amount of approximately $24,180.

On each due date, the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months (assuming that the 365 Bond Property does not receive any tax abatement), unless in the case of insurance premiums, the borrower is maintaining a blanket policy. In addition, on each due date during the continuance of a 365 Bond DSCR Trigger Period or during the continuance of an event of default under the 365 Bond Whole Loan, the borrower is required to fund (either directly or in accordance with the cash management structure described under “—Lockbox and Cash Management” below) a replacement reserve in an amount equal to approximately $8,958 (subject to a cap of $537,500).

A 365 Bond DSCR Trigger Period has been continuing since origination. As of the origination of the 365 Bond Whole Loan, the debt service coverage ratio (as calculated under the loan documents) of the 365 Bond Whole Loan and the 365 Bond Mezzanine Loans was approximately 1.14x.

A “365 Bond DSCR Trigger Period” means each period commencing when the debt service coverage ratio (as calculated under the loan documents) of the 365 Bond Whole Loan and the 365 Bond Mezzanine Loans, based

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

365 BOND

on the trailing three-month period as of any date of determination, is less than 1.15x, and ending when the debt service coverage ratio (as calculated under the loan documents) of the 365 Bond Whole Loan and the 365 Bond Mezzanine Loans, for the two consecutive calendar quarters immediately preceding the date of determination based upon the trailing three-month period immediately preceding such date of determination, is at least 1.15x (provided there is no continuing event of default under the 365 Bond Whole Loan or any 365 Bond Mezzanine Loan).

■	Lockbox and Cash Management. The 365 Bond Whole Loan is structured with a hard lockbox (except with respect to the parking garage, for which a soft lockbox is in place) and springing cash management. The related loan documents require that the borrower direct all tenants to deposit rents directly to a lender-controlled lockbox account. In addition, the borrower is required to cause all rents received by the borrower or the property manager with respect to the 365 Bond Property (or, in the case of the parking garage, rents minus operating expenses) to be deposited into such lockbox account within one business day following receipt. On each business day that no 365 Bond Trigger Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a 365 Bond Trigger Period, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account.

During the continuance of a 365 Bond DSCR Trigger Period or an event of default under any 365 Bond Mezzanine Loan, the related loan documents require that all amounts on deposit in the cash management account after payment of debt service on the 365 Bond Whole Loan and the 365 Bond Mezzanine Loans, required reserves, budgeted operating expenses, and extraordinary operating or capital expenses (subject to lender approval) are required to be reserved as additional collateral for the 365 Bond Whole Loan. During the continuance of a 365 Bond Bankruptcy Action Trigger Period or an event of default under the 365 Bond Whole Loan, the lender may apply any funds on deposit in the cash management account to any obligations of the borrower under the loan documents in such order of priority as the lender may determine and may hold any such funds as additional collateral for the 365 Bond Whole Loan.

A 365 Bond DSCR Trigger Period has been continuing since origination. As of the origination of the 365 Bond Whole Loan, the debt service coverage ratio (as calculated under the loan documents) of the 365 Bond Whole Loan and the 365 Bond Mezzanine Loans was approximately 1.14x.

A “365 Bond Bankruptcy Action Trigger Period” means each period (i) commencing upon any bankruptcy or similar insolvency proceeding with respect to the property manager, and ending when the borrower replaces the property manager (if such replacement occurs within 60 days of such bankruptcy action); and (ii) from and after any bankruptcy or similar insolvency proceeding with respect to the borrower.

A “365 Bond Trigger Period” means each period (i) during the continuation of an event of default under the 365 Bond Whole Loan or a 365 Bond Mezzanine Loan; (ii) commencing upon any bankruptcy or similar insolvency proceeding with respect to the property manager, and ending when the borrower replaces the property manager (if such replacement occurs within 60 days of such bankruptcy action); (iii) from and after any bankruptcy or similar insolvency proceeding with respect to the borrower; and (iv) during the continuance of a 365 Bond DSCR Trigger Period.

■	Property Management. The 365 Bond Property (other than the parking garage) is managed by Residential Management Group, LLC (d/b/a Douglas Elliman Property Management) pursuant to a management agreement. The parking garage at the 365 Bond Property is managed by Quik Park Bond Street Garage LLC pursuant to a management agreement. Under the related loan documents, the 365 Bond Property is required to remain managed by (a) Residential Management Group, LLC (d/b/a Douglas Elliman Property Management), (b) with respect to the parking garage, Quik Park Bond Street Garage LLC, (c) Beacon Property Management Limited Liability Company, an affiliate of the borrower or (d) any other manager that meets the qualifications of the loan documents. The lender has the right to require the borrower to replace the property manager (i) during the continuance of an event of default under the 365 Bond Whole Loan, (ii) during the continuance of a material default by the property manager under the management agreement or (iii) if the property manager becomes subject to a bankruptcy or similar insolvency proceeding.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

365 BOND

■	Mezzanine or Subordinate Indebtedness. Concurrently with the origination of the 365 Bond Whole Loan, (i) Goldman Sachs Bank USA made a mezzanine loan with an original and Cut-off Date balance of $70,000,000 (the “365 Bond Mezzanine A Loan”) to the direct parent of the borrower (the “365 Bond Mezzanine A Borrower”) secured by a pledge of 100% of the direct equity interests in the borrower, and (ii) 365 Mezz Funding LLC made a mezzanine loan with an original and Cut-off Date balance of $30,000,000 (the “365 Bond Mezzanine B Loan”, and together with the 365 Bond Mezzanine A Loan, the “365 Bond Mezzanine Loans”) to the direct parent of the 365 Bond Mezzanine A Borrower secured by a pledge of 100% of the direct equity interests in the 365 Bond Mezzanine A Borrower. The 365 Bond Mezzanine A Loan carries an interest rate of 5.7000% per annum and the 365 Bond Mezzanine B Loan carries an interest rate of 8.0000% per annum and are coterminous with the 365 Bond Whole Loan. The lenders of the 365 Bond Whole Loan and the 365 Bond Mezzanine Loans entered into an intercreditor agreement that provide for customary consent rights, cure rights and the right to purchase defaulted loans. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the 365 Bond Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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LAKESIDE APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

LAKESIDE APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

LAKESIDE APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	Lisle, Illinois	Cut-off Date Principal Balance(2)	$35,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(1)	$123,239.44
Size (Units)	568	Percentage of Initial Pool Balance	4.4%
Total Occupancy as of 12/27/2018	97.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/27/2018	97.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1971 / 2009, 2013-2018	Mortgage Rate	4.9350%
Appraised Value	$101,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$9,233,639
Underwritten Expenses	$3,388,744	Escrows
Underwritten Net Operating Income (NOI)	$5,844,895	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,702,895	Taxes	$672,526	$84,066
Cut-off Date LTV Ratio(1)	69.0%	Insurance	$50,295	$12,574
Maturity Date LTV Ratio(1)	69.0%	Replacement Reserves	$265,824	$11,833
DSCR Based on Underwritten NOI / NCF(1)	1.67x / 1.63x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	8.3% / 8.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$70,000,000	69.0%	Purchase Price	$100,000,000	98.6%
Principal’s New Cash Contribution	31,080,315	30.7	Origination Costs	397,769	0.4
Other Sources	306,099	0.3	Reserves	988,645	1.0

Total Sources	$101,386,414	100.0%	Total Uses	$101,386,414	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Lakeside Apartments Whole Loan. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance of $35,000,000 represents the controlling note A-1 of the $70,000,000 Lakeside Apartments Whole Loan, evidenced by two pari passu notes. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “Lakeside Apartments Loan”) is part of a whole loan (the “Lakeside Apartments Whole Loan”) consisting of two pari passu promissory notes with an aggregate original principal balance of $70,000,000 and secured by a first mortgage encumbering the borrower’s fee simple interest in a garden-style multifamily community located in Lisle, Illinois (the “Lakeside Apartments Property”). The Lakeside Apartments Loan, evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $35,000,000 and represents approximately 4.4% of the Initial Pool Balance. The related companion loan (the “Lakeside Apartments Companion Loan”), evidenced by the non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $35,000,000. Note A-2 is currently held by Citi Real Estate Funding Inc. (“CREFI”), and is expected to be contributed to one or more future securitization transactions. The Lakeside Apartments Whole Loan was originated by CREFI on March 1, 2019. The Lakeside Apartments Whole Loan has an interest rate of 4.9350% per annum. The borrower utilized the proceeds of the Lakeside Apartments Whole Loan to acquire the Lakeside Apartments Property, pay origination costs, and fund reserves.

The Lakeside Apartments Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Lakeside Apartments Whole Loan requires interest only payments during its term. The scheduled maturity date of the Lakeside Apartments Whole Loan is the due date in March 2029. Voluntary prepayment of the Lakeside Apartments Whole Loan is prohibited prior to the due date in December 2028. At any time after the earlier to occur of (i) March 1, 2022 or (ii) the second anniversary of the closing date of the securitization into which the Lakeside Apartments Companion Loan is securitized, the Lakeside Apartments Whole Loan may be defeased in whole (but not in part) with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

LAKESIDE APARTMENTS

The table below summarizes the promissory notes that comprise the Lakeside Apartments Whole Loan. The relationship between the holders of the Lakeside Apartments Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece

Note A-1	$35,000,000	$35,000,000	GSMS 2019-GC39	Yes
Note A-2	35,000,000	35,000,000	CREFI(1)	No
Total	$70,000,000	$70,000,000

(1)	Note A-2 is currently held by CREFI and is expected to be contributed to one or more future securitization trusts.

■	The Mortgaged Property. The Lakeside Apartments Property is a 568-unit garden-style multifamily community located in Lisle, Illinois on an approximately 28.3-acre site. The Lakeside Apartments Property was constructed in 1971 and all 568 units have been renovated in phases from 2009 through November 2018. The Lakeside Apartments Property consists of 30 residential buildings (ranging from two to three stories), a two-story clubhouse and fitness center building, a single-story clubhouse building and a single-story leasing office. The Lakeside Apartments Property was 97.4% occupied as of the underwritten rent roll dated December 27, 2018 and has maintained an average occupancy of 96.4% since 2009. The unit mix consists of 238 one-bedroom/one-bathroom units (723 SF average), 110 two-bedroom/one-bathroom units (830 SF average), 165 two-bedroom/two-bathroom units (945 SF average), and 55 three-bedroom/two-bathroom units (1,107 SF average). Individual apartment amenities include walk-in closets, mini blinds, faux wood flooring, dishwashers, air conditioning, a private balcony or patio and stainless steel appliances (in the most recently renovated units). The Lakeside Apartments Property also offers community-level amenities which consist of two clubhouses, a 24-hour fitness center, two swimming pools with sundecks, a tennis court, a playground, additional storage and common laundry in each building (as well as one of the clubhouses).

Original construction of the Lakeside Apartments Property was completed in 1971 and all 568 units have since been renovated in phases, starting in 2009, as tenants vacated and units were taken offline. In-unit renovations from 2009 through November 2018 included new cabinets, counters, stainless steel appliances, lighting, and panel doors. Since 2013, the previous owner invested approximately $7.4 million in both interior and exterior capital expenditures at the Lakeside Apartments Property which include, but are not limited to roof replacements, parking lot and sidewalk improvements, and appliance and flooring upgrades. As part of the acquisition, the borrower sponsor plans on investing approximately $5.3 million for planned renovations which are expected to be completed over a three-year span. The planned renovations consist of approximately $3.2 million for an exterior capital expenditure budget which is expected to include the addition of an outdoor kitchen, updates to both swimming pools, major renovations for the clubhouses and fitness center, a dog park addition, improvements to lighting, HVAC and hot water heaters, upgrades to the parking lots and sidewalks and landscaping improvements. The remaining estimated $2.2 million of planned renovations will focus on the interior of the units. The borrower sponsor plans to upgrade the interior of approximately 75.0% of the units by January 1, 2022 and such planned improvements consist of installing granite countertops in kitchens and bathrooms, replacing all non-panel doors with luxury two-panel doors, upgraded LED lighting packages, new finishes in the bathrooms, new blinds and ceiling fans in the bedrooms and new USB electrical outlets.

The following table presents certain information relating to the units and rent at the Lakeside Apartments Property:

Unit Mix(1)

Unit Type	Total # of Units	Occupancy	Average SF per Unit	% of Unit Mix	Underwritten Monthly Rent per Unit	Appraiser’s Monthly Market Rent per Unit
One-Bedroom / One-Bath	238	97.9%	723	41.9%	$1,102	$1,179
Two-Bedroom / One-Bath	110	96.4	830	19.4	1,219	1,295
Two-Bedroom / Two-Bath	165	97.6	945	29.0	1,303	1,380
Three-Bedroom / Two-Bath	55	96.4	1,107	9.7	1,561	1,640
Total / Wtd. Avg.	568	97.4%	845	100.0%	$1,227	$1,304

(1)	As provided by the borrower per the underwritten rent roll dated December 27, 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

LAKESIDE APARTMENTS

The following table presents certain information relating to the historical occupancy at the Lakeside Apartments Property:

Historical Leased %(1)

2015	2016	2017	As of 12/27/2018
95.6%	96.5%	97.3%	97.4%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lakeside Apartments Property:

Cash Flow Analysis(1)

	2015	2016	2017	2018	TTM 1/31/2019	Underwritten(2)	Underwritten $ per Unit
In Place Base Rent	$7,627,680	$7,883,792	$8,115,679	$8,300,899	$8,314,274	$8,290,920	$14,597
Potential Income from Vacant Units	0	0	0	0	0	234,012	412
Gross Potential Rent	$7,627,680	$7,883,792	$8,115,679	$8,300,899	$8,314,274	$8,524,932	$15,009
Vacancy & Credit Loss	(374,069)	(355,430)	(316,103)	(277,735)	(284,646)	(495,304)	(872)
Other Income(3)	1,194,805	1,172,878	1,175,841	1,203,606	1,204,011	1,204,011	2,120
Effective Gross Income	$8,448,416	$8,701,240	$8,975,417	$9,226,770	$9,233,639	$9,233,639	$16,256

Total Operating Expenses	$3,395,457	$3,329,432	$3,312,680	$3,368,319	$3,379,859	$3,388,744	$5,966

Net Operating Income	$5,052,959	$5,371,808	$5,662,737	$5,858,451	$5,853,780	$5,844,895	$10,290
Replacement Reserves	0	0	0	0	0	142,000	250
Net Cash Flow	$5,052,959	$5,371,808	$5,662,737	$5,858,451	$5,853,780	$5,702,895	$10,040

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of December 27, 2018.

(3)	Other Income consists of utility reimbursement income, parking fees, late fees, application fees, pet fees, laundry, telephone, vending machine, cable, storage and other miscellaneous income.

■	Appraisal. According to the appraisal, the Lakeside Apartments Property had an “as-is” appraised value of $101,500,000 as of December 31, 2018.

■	Environmental Matters. According to a Phase I environmental report, dated January 3, 2019, there are no recognized environmental conditions or recommendations for further action at the Lakeside Apartments Property.

■	Market Overview and Competition. The Lakeside Apartments Property is a multifamily community located in Lisle, Illinois, approximately 28.7 miles west of downtown Chicago. Lisle, Illinois is located within DuPage County and the Chicago-Naperville-Elgin metropolitan statistical area (the “Chicago MSA”). According to the appraisal, the Chicago MSA had an unemployment rate of 4.0% as of October 2018 and a median family income of $84,600 for 2018 (compared to $77,900 for the state of Illinois). Major employers within the Chicago MSA include the U.S. Government, Chicago Public Schools, City of Chicago, Jewel-Osco, UPS, Wal-Mart, J.P. Morgan Chase, and United Airlines.

Access to the Lakeside Apartments Property is provided primarily by Interstate 88 (also known as the East West Tollway), which passes approximately 0.5 miles north of the Lakeside Apartments Property and is accessible via Naperville Road. The Lakeside Apartments Property is also located in close proximity to both major airports that serve the Chicago MSA (approximately 24.9 miles southwest of O’Hare International Airport and 29.5 miles west of Chicago Midway International Airport). The Metra commuter rail system, which stretches from Wisconsin to Indiana, has a station in Lisle, Illinois, located approximately 2.4 miles from the Lakeside Apartments Property. The Metra commuter trains offer service to Chicago within approximately 36 minutes via the express service or approximately one hour via the local service.

According to the appraisal, the Lakeside Apartments Property is located within the Chicago multifamily market. As of the third quarter of 2018, the Chicago multifamily market contained 348,225 units and had an overall vacancy of 6.2% with average in-place asking rents of $1,376 per unit per month. According to a third party market report, the Lakeside Apartments Property is located within the Woodridge/Lisle multifamily submarket which, as of the third quarter of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

LAKESIDE APARTMENTS

2018, contained 14,571 units and had an overall vacancy of 3.5% with average asking rents of $1,196. According to a separate third party market report, the Lakeside Apartments Property is located within the Naperville/Lisle multifamily submarket which, as of December 2018, contained 18,348 units and had an overall vacancy rate of 7.1% with average asking rents of $1,355.

The following table presents certain information relating to the primary competition for the Lakeside Apartments Property:

Competitive Set(1)

	Lakeside Apartments(2)	Arboretum Villages	The Retreat at Seven Bridges	The Iroquois Club Apartments	Huntington Residences	Courts of Williamsburg	Villages of Maple	The Views of Naperville
Address	4800 Lake Trail Drive	2201 Dogwood Drive	6690 Double Eagle Drive	1101 Iroquois Avenue	20 South Naper Boulevard	2521 Old Tavern Road	1769 Robin Lane	701 Royal St. George Drive
City, State	Lisle, Illinois	Lisle, Illinois	Woodridge, Illinois	Naperville, Illinois	Naperville, Illinois	Lisle, Illinois	Lisle, Illinois	Naperville, Illinois
Year Built	1971	1972	1996	1989	1973	1986	1973	1981
Units	568	308	252	260	356	88	300	474
Occupancy	97.4%	96.1%	94.8%	91.5%	94.7%	95.5%	96.0%	95.8%
Studio Rent Per Month	NAP	NAP	$1,200	$1,150	NAP	NAP	NAP	NAP
One-Bedroom Rent Per Month	$1,102	$1,190 - $1,585	$1,315 - $1,475	$1,250	$1,099 - $1,210	$1,025	$1,025 - $1,130	$1,027 - $1,123
Two-Bedroom Rent Per Month	$1,269	$1,270 - $1,615	$1,505 - $1,775	$1,350 - $1,535	$1,350 - $1,525	$1,270	$1,200 - $1,300	$1,255 - $1,598
Three-Bedroom Rent Per Month	$1,561	NAP	$2,060	$2,780	NAP	NAP	$1,575	NAP

(1)	Source: Appraisal.

(2)	As provided by the borrower per the underwritten rent roll dated December 27, 2018.

■	The Borrower. The borrower is Lakeside Apartments Associates LLC, a Delaware limited liability company with at least one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lakeside Apartments Whole Loan. The non-recourse carveout guarantors under the Lakeside Apartments Whole Loan are Andrew Hayman and Sheldon Yellen.

Andrew Hayman is the president of The Hayman Company, a real estate investment firm founded in 1963 and headquartered in Southfield, Michigan. It provides property management and commercial real estate brokerage services and acquires and operates real estate assets in the United States. Andrew Hayman has placed more than $1.0 billion in commercial real estate financing and has been responsible for the acquisition of over $2.0 billion of commercial property throughout 20 states. Sheldon Yellen is the CEO of BELFOR Holdings, Inc., a privately owned holding company that focuses on global disaster recovery and property restoration. BELFOR Holdings, Inc. currently has over 7,000 employees in over 300 offices spanning 21 countries.

■	Escrows. On the origination date of the Lakeside Apartments Whole Loan, the borrower funded: (i) a tax reserve in the amount of approximately $672,526, (ii) an insurance reserve in the amount of approximately $50,295 and (iii) a replacement reserve in the amount of $265,824.

On each monthly due date, the borrower is required to fund the following reserves with respect to the Lakeside Apartments Whole Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period (initially approximately $84,066), (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period (initially approximately $12,574) and (iii) a replacement reserve equal to approximately $11,833.

■	Lockbox and Cash Management. The Lakeside Apartments Whole Loan is structured with a springing lockbox and springing cash management. The related loan documents require that, upon the occurrence and during the continuance of a Lakeside Apartments Trigger Period (as defined below), the borrower direct all tenants to deposit rents directly to a lender-controlled lockbox account. In addition, the borrower is required to cause all rents received by the borrower or the property manager with respect to the Lakeside Apartments Property to be deposited into such lockbox account within one business day following receipt. On each business day that no Lakeside Apartments Trigger Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Lakeside Apartments Trigger Period, all

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

LAKESIDE APARTMENTS

amounts in the lockbox account are required to be remitted to a lender-controlled cash management account to be applied and disbursed in accordance with the Lakeside Apartments Whole Loan documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Lakeside Apartments Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Lakeside Apartments Whole Loan. Upon an event of default under the Lakeside Apartments Whole Loan documents, the lender will apply funds to the debt in such priority as it may determine.

Notwithstanding the foregoing, on one occasion during the term of the Lakeside Apartments Whole Loan, upon the expiration of the first Lakeside Apartments Trigger Period to occur, the borrower may request that the lockbox account be deactivated and/or closed. Upon deactivation of the lockbox account pursuant to the Lakeside Apartments Whole Loan documents, all amounts in the cash management account are required to be remitted to the borrower.

A “Lakeside Apartments Trigger Period” means a period commencing on the earlier to occur of (i) an event of default under the Lakeside Apartments Whole Loan and (ii) the debt yield falling below 7.0%, and expiring upon (x) with respect to a Lakeside Apartments Trigger Period commenced in connection with clause (i) above, the cure of such event of default and (y) with respect to a Lakeside Apartments Trigger Period commenced in connection with clause (ii) above, the date that the debt yield is equal to or greater than 7.5% for two consecutive calendar quarters.

■	Property Management. The Lakeside Apartments Property is managed by The Hayman Company, an affiliate of the borrower, pursuant to a management agreement. Provided that no event of default is occurring under the Lakeside Apartments Whole Loan documents, the borrower may terminate the management agreement and replace the property manager with a manager approved by the lender, which approval may be conditioned upon receipt of a rating agency confirmation. The lender may require the borrower to terminate the property manager upon the occurrence of: (i) an event of default under the Lakeside Apartments Whole Loan documents, (ii) a default under the management agreement beyond the cure period, or (iii) the insolvency of or commencement of insolvency or bankruptcy proceedings involving the property manager that is not dismissed within 90 days of the filing thereof or any voluntary bankruptcy or insolvency proceeding involving the property manager.

■	Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Subordinate Indebtedness. The borrower is permitted to incur mezzanine financing (the “Mezzanine Loan”) secured by the 100% direct or indirect equity ownership interest held in the borrower; provided, that certain conditions set forth in the Lakeside Apartments Whole Loan documents are satisfied, which include (without limitation): (i) after giving effect to the Mezzanine Loan, (a) the debt yield on the Lakeside Apartments Whole Loan and the Mezzanine Loan combined is equal to or greater than 8.50%, and (b) the combined loan-to-value ratio is equal to or less than 75.0%; (ii) the holder of the Mezzanine Loan enters into a mezzanine intercreditor and/or standstill agreement with the lender in form and substance acceptable to the lender and the rating agencies; and (iii) a rating agency confirmation is delivered in connection with the consummation of the Mezzanine Loan.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The Lakeside Apartments Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Lakeside Apartments Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the applicable property until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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RR America portfolio

CSL Plasma

KEDPLASMA
UNITED STATES

KEDPLASMA
UNITED STATES

KEDPLASMA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

RR America portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

RR America portfolio

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	11	Loan Seller	GSMC
Location (City/State)	Various / Various	Cut-off Date Principal Balance	$24,660,348
Property Type	Office	Cut-off Date Principal Balance per SF	$156.66
Size (SF)	157,415	Percentage of Initial Pool Balance	3.1%
Total Occupancy as of 4/1/2019	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/1/2019	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1965-2016 / 2011-2016	Mortgage Rate	5.3000%
Appraised Value(1)	$39,170,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$3,265,152
Underwritten Expenses	$767,056	Escrows
Underwritten Net Operating Income (NOI)	$2,498,096	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,422,489	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	63.0%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	47.7%	Replacement Reserves	$0	$2,361
DSCR Based on Underwritten NOI / NCF	1.40x / 1.36x	TI/LC	$275,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,700,000	100.0%	Loan Payoff	$19,058,740	77.2%
Principal Equity Distribution	4,819,667	19.5
Origination Costs	546,593	2.2
Reserves	275,000	1.1

Total Sources	$24,700,000	100.0%	Total Uses	$24,700,000	100.0%

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the RR America Portfolio Properties of $37,300,000 plus an approximately 5.0% portfolio premium.

(2)	The Cut-off Date LTV Ratio is calculated on the basis of the aggregate “as-is” appraised value including an approximately 5.0% portfolio premium. Excluding the portfolio premium, the Cut-off Date LTV Ratio is 66.1%.

(3)	The Maturity Date LTV Ratio is calculated on the basis of the aggregate “as-is” appraised value including an approximately 5.0% portfolio premium. Excluding the portfolio premium, the Maturity Date LTV Ratio is 50.1%.

■	The Mortgage Loan. The mortgage loan (the “RR America Portfolio Loan”) is evidenced by a note in the original principal amount of $24,700,000 and is secured by first mortgages encumbering the borrower’s fee simple interest in a portfolio of 11 medical office properties in nine states (the “RR America Portfolio Properties”). The RR America Portfolio Loan was originated by Goldman Sachs Mortgage Company on March 8, 2019 and represents approximately 3.1% of the Initial Pool Balance. The note evidencing the RR America Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $24,660,348 and an interest rate of 5.3000% per annum. The borrower utilized the proceeds of the RR America Portfolio Loan to refinance existing debt on the RR America Portfolio Properties, return equity to the borrower sponsors, fund upfront reserves and pay origination costs.

The RR America Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The RR America Portfolio Loan requires payments of interest and principal sufficient to amortize the RR America Portfolio Loan over a 25-year amortization schedule. The scheduled maturity date of the RR America Portfolio Loan is the due date in April 2029. Voluntary prepayment of the RR America Portfolio Loan is prohibited prior to January 6, 2029. At any time on or after the due date in June 2021, the RR America Portfolio Loan may be defeased in whole or in part with direct, non-callable obligations of the United States of America.

■	The Mortgaged Properties. The RR America Portfolio Properties are comprised of 11 medical office properties totaling a combined 157,415 SF and located in 11 distinct submarkets throughout the United States. The RR America Portfolio Properties are 100.0% occupied by 3 tenants. The RR America Portfolio Properties were built from 1965-2016 and feature new 10 and 15 year NNN leases to tenants doing business as Grifols (76.6% of underwritten total rent), Kedrion (17.3% of underwritten total rent), and CSL Plasma, Inc. (6.1% of underwritten total rent). The properties are used as clinical donation centers where plasma donation and storage take place. No individual property represents more than 11.5% of the portfolio’s total net rentable area or contributes more than 13.3% of total rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

RR America portfolio

The borrower sponsors, Robert Gagnard and Rodney L. Savoy, purchased the RR America Portfolio Properties between 2003 and 2016 for a total combined purchase price of approximately $8.26 million ($52.46 per SF). Since then, the borrower sponsors invested an additional $17.88 million ($113.61 per SF) to construct the properties and outfit the spaces for tenants. The borrower sponsors’ total cost basis is $26.14 million ($166.06 per SF). The borrower sponsors are co-owners of RR Company of America, a diverse real estate holding company that specializes in development, property management, and investment in commercial properties. The borrower sponsors are experienced in the plasma industry, first as operators and now as real estate owners. RR Company of America maintains a portfolio of over 1.50 million SF of retail, multifamily, and residential real estate including over 60 clinical donation centers that specialize in plasma donation and related storage.

The following table presents certain information relating to the RR America Portfolio Properties:

Property Name	City	State	Total SF	Year Built	Appraised Value	UW NCF
Grifols - Bellflower, CA	Bellflower	California	15,218	2013	$6,200,000	$300,142
Grifols - San Antonio, TX	San Antonio	Texas	15,436	1965	4,880,000	344,454
Grifols - Greenville, NC	Greenville	North Carolina	12,525	1996	3,470,000	256,340
Kedrion - Longview, TX	Longview	Texas	14,120	1973	2,890,000	257,779
Kedrion - Sarasota, FL	Sarasota	Florida	10,170	2003	3,370,000	216,222
Grifols - Alexandria, LA	Alexandria	Louisiana	15,615	2015	2,940,000	214,586
Grifols - Anderson, IN	Anderson	Indiana	14,821	2015	3,010,000	192,805
Grifols - Flint, MI	Flint	Michigan	15,528	2015	2,880,000	156,064
Grifols - El Paso, TX	El Paso	Texas	15,551	2015	2,840,000	148,622
Grifols - Nashville, TN	Nashville	Tennessee	18,081	1977	2,500,000	205,707
CSL - Davenport, IA	Davenport	Iowa	10,350	2016	2,320,000	129,767

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the RR America Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Grifols - San Antonio, TX	NR / Ba3 / BB	15,436	9.8%	$382,608	14.3%	$24.79	1/31/2024	2, 5-year options
Grifols - Bellflower, CA	NR / Ba3 / BB	15,218	9.7	374,004	14.0	24.58	9/30/2023	2, 5-year options
Grifols - Greenville, NC	NR / Ba3 / BB	12,525	8.0	255,177	9.6	20.37	2/28/2031	4, 5-year options
Kedrion - Longview, TX	NR / NR / NR	14,120	9.0	239,888	9.0	16.99	11/30/2031	4, 5-year options
Kedrion - Sarasota, FL	NR / NR / NR	10,170	6.5	236,506	8.9	23.26	6/30/2031	4, 5-year options
Grifols - Alexandria, LA	NR / Ba3 / BB	15,615	9.9	219,924	8.2	14.08	8/31/2025	2, 5-year options
Grifols - Anderson, IN	NR / Ba3 / BB	14,821	9.4	209,304	7.8	14.12	7/31/2025	2, 5-year options
Grifols - Flint, MI	NR / Ba3 / BB	15,528	9.9	208,716	7.8	13.44	6/30/2025	2, 5-year options
Grifols - El Paso, TX	NR / Ba3 / BB	15,551	9.9	196,392	7.4	12.63	7/31/2025	2, 5-year options
Grifols - Nashville, TN	NR / Ba3 / BB	18,081	11.5	188,346	7.1	10.42	3/31/2026	3, 5-year options
Largest Tenants		147,065	93.4%	$2,510,865	94.0%	$17.07
Remaining Owned Tenants		10,350	6.6	159,081	6.0	15.37
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		157,415	100.0%	$2,669,946	100.0%	$16.96

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

RR America portfolio

The following table presents certain information relating to the lease rollover schedule at the RR America Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	15,218	9.7	9.7%	374,004	14.0	24.58	1
2024	15,436	9.8	19.5%	382,608	14.3	24.79	1
2025	61,515	39.1	58.6%	834,336	31.2	13.56	4
2026	18,081	11.5	70.0%	188,346	7.1	10.42	1
2027	0	0.0	70.0%	0	0.0	0.00	0
2028	0	0.0	70.0%	0	0.0	0.00	0
2029	0	0.0	70.0%	0	0.0	0.00	0
2030 & Thereafter	47,165	30.0	100.0%	890,652	33.4	18.88	4
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	157,415	100.0%		$2,669,946	100.0%	$16.96	11

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the RR America Portfolio Properties:

Historical Leased %(1)

2017	2018	As of 4/1/2019
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the RR America Portfolio Properties:

Cash Flow Analysis(1)

	2017	2018	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$2,674,188	$2,655,067	$2,669,946	$16.96
Total Reimbursement Revenue	488,019	546,012	767,056	4.87
Gross Revenue	$3,162,207	$3,201,079	$3,437,002	$21.83
Less Vacancy Loss	0	0	(171,850)	(1.09)
Effective Gross Income	$3,162,207	$3,201,079	$3,265,152	$20.74

Real Estate Taxes	$399,368	$435,797	$564,076	3.58
Insurance	82,098	103,455	98,266	0.62
Repairs & Maintenance	6,554	6,760	6,760	0.04
Management Fee	0	0	97,955	0.62
Total Operating Expenses	$488,019	$546,012	$767,056	$4.87

Net Operating Income	$2,674,188	$2,655,067	$2,498,096	$15.87
TI/LC	0	0	47,272	0.30
Replacement Reserves	505	1,589	28,335	0.18
Net Cash Flow	$2,673,683	$2,653,478	$2,422,489	$15.39

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of February 20, 2019 and contractual rent steps through May 31, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

RR America portfolio

■	Appraisals. According to the appraisals, the RR America Portfolio Properties had an aggregate “as-is” appraised value, inclusive of an approximately 5.0% portfolio premium, of $39,170,000 as of March 1, 2019. The aggregate “as-is” appraised value of the RR America Portfolio Properties without the portfolio premium is $37,300,000. Based on the appraisals, the RR America Portfolio Loan has a 63.1% Cut-off Date LTV Ratio. The RR America Portfolio Loan also has a loan to dark value of 84.2% based on the total dark value of $29.30 million, and the RR America Portfolio Loan balance at maturity is 63.7% of the dark value.

■	Environmental Matters. According to Phase I environmental reports, dated between January 7, 2019 and January 15, 2019, there are no recognized environmental conditions or recommendations for further action at the RR America Portfolio Properties other than (i) with respect to certain of the RR America Properties, the implementation of asbestos operations and maintenance plans, and (ii) with respect to the RR America Portfolio Property identified as Grifols - Alexandria, LA, a controlled recognized environmental condition relating to the property being listed as a state remediation facility, for which the environmental consultant recommended no further action.

■	Market Overview and Competition. The RR America Portfolio Properties are located in a mix of submarkets throughout 9 states including Texas, Florida, North Carolina, California, Tennessee, Louisiana, Iowa, Michigan and Indiana. The RR America Portfolio Properties have a weighted average submarket vacancy of 6.9% for medical office properties according to a market research report. The following outlines each individual submarket:

—	Grifols – Bellflower, CA: The property is located in the Los Angeles-Long Beach-Glendale, CA MSA. The property is located south of Downtown Los Angeles in a dense, infill area. The major demand drivers within this market include: University of California Los Angeles, Kaiser Permanente and University of Southern California. According to a market research report, the Bellflower MSA has a 7.5% vacancy and has a 5-year average vacancy of 8.0%.

—	Grifols – San Antonio, TX: The property is located in the San Antonio-New Braunfels, TX MSA. The major demand drivers within this market include: Joint Base San Antonio, H-E-B, USAA and Methodist Healthcare System. According to a market research report, the San Antonio MSA has an overall vacancy of 13.1% across the medical office sector and has a 5-year average vacancy of 12.1%.

—	Grifols – Greenville, NC: The property is located in the Greenville, NC MSA. The major demand drivers within this market include: Vidant Medical Center, East Carolina University, Hyster-Yale and NACCO Materials Hadling Group. According to a market research report, the Greenville MSA has an overall vacancy of 3.7% across the medical office sector and a 5-year average vacancy of 7.0%.

—	Kedrion – Longview, TX: The property is located in the Longview, Texas MSA. The major demand drivers within this market include: Christus Good Shepherd Health System, Eastman Chemical and Walmart. According to a market research report, the Longview MSA has a 5.2% vacancy across the medical office sector and has a 5-year average vacancy of 2.3%.

—	Kedrion – Sarasota, FL: The property is located in the North Port-Bradenton-Sarasota MSA. The major demand drivers within this market include: Sarasota Memorial Health Care System, Publix Super Markets Inc. and PGT Industries. According to a market research report, the Sarasota MSA has a 6.7% vacancy across the medical office sector and has a 5-year average vacancy of 7.5%.

—	Grifols – Alexandria, LA: The property is located in the Alexandria, LA MSA. The major demand drivers within this market include: Fort Polk, Veterans Affairs Medical Center, RoyOMartin and several annual Southern culture festivals. According to a market research report, the Alexandria MSA has a 9.5% vacancy across the medical office sector and has a 5-year average vacancy of 8.7%.

—	Grifols – Anderson, IN: The property is located in the Indianapolis-Carmel-Anderson, IN MSA. The overall metro area has experienced steady growth over the last decade. The major demand drivers within this market

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

RR America portfolio

include: Indiana University Health, St. Vincent Hospitals & Health Services and Eli Lilly and Co. According to a market research report, the Anderson MSA has a 7.2% vacancy across the medical office sector and a 5-year average of 7.3%.

—	Grifols – Flint, MI: The property is located in the Flint, MI MSA. The major demand drivers within this market include: General Motors Corporation, Genesys Regional Medical Center and McLaren Health Care Corporation. Despite limited deliveries in the medical office market in Flint, the absorption has been mostly positive since 2015. According to a market research report, the Flint MSA has a 4.0% vacancy across the medical office sector and has a 5-year average vacancy of 7.7%.

—	Grifols – El Paso, TX: The property is located in the El Paso, TX MSA. The major demand drivers within this market include: Fort Bliss, T&T Staff Management, TH Medical and El Paso Community College. Deliveries of medical office in the El Paso MSA have been steady over the past 10 years and have mostly been outpaced by absorption. According to a market research report, the El Paso MSA has a 7.6% vacancy across the medical office sector and has a 5-year average vacancy of 9.9%.

—	Grifols – Nashville, TN: The property is located in the Nashville-Davidson-Murfreesboro, TN MSA. The major demand drivers within this market include: Vanderbilt University, HCA Inc., Nissan North America Inc. and Saint Thomas Health Services. The Nashville market has had substantial deliveries over the past 8 years as vacancy has remained near or below frictional levels. According to a market research report, the Nashville MSA has a 4.7% vacancy across the medical office sector and has a 5-year average vacancy of 4.4%.

—	CSL – Davenport, IA: The property is located in the Davenport-Moline-Rock Island, IA-IL MSA. The major demand drivers within this market include: John Deere & Co., Rock Island Arsenal and Genesis Health Systems. According to a market research report, the Davenport MSA has a 5.8% vacancy across the medical office sector and has a 5-year average vacancy of 6.3%.

■	The Borrower. The borrower is Gold Plasma, LLC, a Delaware limited liability company. Legal counsel to the borrower did not deliver a non-consolidation opinion in connection with the origination of the RR America Portfolio Loan. The non-recourse carveout guarantors are Rodney L. Savoy and Robert Gagnard.

■	Escrows. On the origination date, the borrower funded a tenant improvement and leasing commissions reserve in the amount of $275,000. The borrower will not be required to reserve for the payment of property taxes so long as the lender is provided with timely evidence of payment prior to the delinquency date for such taxes as described in the related loan documents. Furthermore, the borrower will not be required to reserve for the payment of insurance premiums to the extent the required insurance is maintained under one or more blanket policies, there is no continuing event of default and the borrower provides timely evidence of payment of such premiums as described in the related loan documents. On each due date, the borrower is required to fund (i) to the extent required, a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months; (ii) a tenant improvements and leasing commissions reserve in an amount equal to $0.50 per SF of the then current SF (capped at $275,000); and (iii) a capital expenditure reserve in an amount equal to $0.18 per SF of the then current SF (capped at the product of (x) three times (y) $0.18 per SF of the then current SF).

Furthermore, on each due date during the continuance of an RR America Portfolio Critical Tenant Trigger Period, all amounts in the cash management account in excess of debt service, operating expenses and required reserves (other than the excess cash flow reserve) will be reserved in a critical tenant reserve (subject to certain caps described below).

A “RR America Portfolio Critical Tenant Trigger Event” occurs, in the case of Biomat USA, Inc., Talecris Plasma Resources, Inc. or any successor tenant who occupies more than 50% of the SF of all of the RR America Portfolio Properties, when (i) any such tenant  goes dark, discontinues its operations or business in 25% or more of its leased premises, vacates or is otherwise not in occupancy of 25% or more of its leased premises for a period of 30 consecutive days (excluding such events caused solely by casualty or condemnation or renovations or alterations undertaken pursuant to the terms of its lease) (an “RR America Portfolio Critical Tenant Vacating

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

RR America portfolio

Trigger Event”), or (ii) any such tenant or its guarantor files for bankruptcy or has a bankruptcy petition filed against it (an “RR America Portfolio Critical Tenant Bankruptcy Trigger Event”).

A “RR America Portfolio Critical Tenant Trigger Period” means each period commencing upon the occurrence of a RR America Portfolio Critical Tenant Event, and ending when (a) in the case of an RR America Portfolio Critical Tenant Vacating Trigger Event, the occurrence of any of the following: (1) the related tenant has recommenced its business and operations such that less than 25% of its leased premises is then dark or vacated, and is paying rent, is otherwise in compliance with the terms of its lease and provides an acceptable estoppel certificate, (2) the related premises have been re-let at an annual rent equal to or greater than the then applicable market rate for such premises and the replacement tenant(s) are in occupancy and paying full rent and such replacement tenant(s) provide an acceptable estoppel certificate (the conditions set forth in clause (2), the “RR America Portfolio New Lease Conditions”) or (3) the balance in the critical tenant reserve is equal to $30.00 times the SF that is subject to an RR America Portfolio Critical Tenant Vacating Trigger Event; and (a) in the case of an RR America Critical Tenant Bankruptcy Trigger Event, either (1) the case is dismissed 60 days after commencement without any negative impact on the related lease or the related tenant has affirmed its lease during the related bankruptcy proceeding, and, in each case, the related tenant is paying normal monthly rent and is otherwise in compliance with the terms of its lease and provides an acceptable estoppel certificate, or (2) the satisfaction of the RR America Portfolio New Lease Conditions.

■	Lockbox and Cash Management. The RR America Portfolio Loan is structured with a hard lockbox and in-place cash management. The borrower was required to deliver tenant direction letters instructing all tenants to deposit rents into a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the RR America Portfolio Properties and all other money received by the borrower or the property manager with respect to the RR America Portfolio Properties (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within one business day of receipt. At the end of each week, all funds in the lockbox account are required to be swept into the cash management account.

For so long as no RR America Portfolio Trigger Period or event of default under the RR America Portfolio Loan is continuing, all amounts in the cash management account in excess of the aggregate amount required to be paid to or reserved with the lender on the next monthly payment date are required to be swept into a borrower-controlled operating account at the end of each week. During the continuance of a RR America Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the RR America Portfolio Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited (i) during the continuance of a RR America Portfolio Critical Tenant Trigger Period, into the critical tenant reserve; and (ii) otherwise, into an excess cash flow reserve as additional collateral for the RR America Portfolio Loan.

A “RR America Portfolio Trigger Period” means each period (i) commencing when the debt service coverage ratio (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than 1.25x, and ending when the debt service coverage ratio (as calculated under the loan documents), determined as of the first day of each of two consecutive fiscal quarters, is at least 1.30x, (ii) commencing upon the borrower’s failure to deliver required annual, quarterly or monthly financial reports and ending when such financial reports are delivered and no other RR America Portfolio Trigger Period is ongoing and (iii) during the continuance of a RR America Portfolio Critical Tenant Trigger Period.

■	Property Management. The RR America Portfolio Properties are currently managed by RR Company of America, L.L.C., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the RR America Portfolio Properties are required to remain managed by RR Company of America, L.L.C., or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower, subject to the lender’s reasonable approval (or, in the event of an event of default under the RR America Portfolio Loan or following any foreclosure, conveyance in lieu of

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

RR America portfolio

foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the RR America Portfolio Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a bankruptcy petition, (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of creditors or (vi) if the property manager is adjudicated insolvent.

■	Release of Collateral. Provided no event of default under the RR America Portfolio Loan is continuing, the borrower has the right at any time on or after the due date in June 2021 to obtain the release of one or more of the RR America Portfolio Properties subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to the greater of (a) 125% of the allocated loan amount of each individual RR America Portfolio Property to be released and (b) 85% of the purchase price for each such RR America Portfolio Property; (ii) an individual RR America Portfolio Property is only released in connection with a sale to an unaffiliated third party, (iii) after giving effect to such release, the debt yield (as calculated under the loan documents) is equal to or greater than the greater of (a) 10.14% and (b) the debt yield immediately prior to such release; (iv) after giving effect to such release, the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than the greater of (a) 1.40x and (b) the debt service coverage ratio immediately prior to such release; (v) after giving effect to such release, the loan-to-value ratio (as calculated under the loan documents) is equal to or less than (a) 63.06% and (b) the loan-to-value ratio immediately prior to such release; (vi) delivery of a Rating Agency Confirmation, and (vi) delivery of a REMIC opinion.

■	Mezzanine or Subordinate Secured Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the RR America Portfolio Properties, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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THE GARFIELD APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

THE GARFIELD APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

THE GARFIELD APARTMENTS

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		CREFI
Location (City/State)	Cleveland, Ohio		Cut-off Date Balance		$24,145,000
Property Type	Mixed Use		Cut-off Date Balance per Unit		$196,300.81
Size (Units)	123		Percentage of Initial Pool Balance		3.0%
Total Occupancy as of 2/13/2019(1)	98.4%		Number of Related Mortgage Loans		None
Owned Occupancy as of 2/13/2019(1)	98.4%		Type of Security		Fee Simple
Year Built / Latest Renovation	1895 / 2017		Mortgage Rate		5.2000%
Appraised Value(2)	$35,300,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)		36

Underwritten Revenues	$3,765,413
Underwritten Expenses	$1,788,833		Escrows(3)
Underwritten Net Operating Income (NOI)	$1,976,580			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,906,961		Taxes	$148,378	$24,730
Cut-off Date LTV Ratio(2)	68.4%		Insurance	$57,988	$9,665
Maturity Date LTV Ratio(2)	60.8%		Replacement Reserve	$0	$2,985
DSCR Based on Underwritten NOI / NCF	1.24x / 1.20x		TI/LC	$126,000	$2,817
Debt Yield Based on Underwritten NOI / NCF	8.2% / 7.9%		Other(4)	$428,116	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,145,000	90.9%	Loan Payoff	$25,220,549	94.9%
Sponsor Equity	2,427,726	9.1	Origination Costs	942,854	3.5
			Upfront Reserves(5)	409,323	1.5

Total Sources	$26,572,726	100.0%	Total Uses	$26,572,726	100.0%

(1)	Represents the occupancy of the multifamily units. The retail space was 94.1% occupied as of February 13, 2019 (which is inclusive of an executed lease to Shake Shack which is expected to begin in June 2019).

(2)	The Appraised Value represents the prospective market value upon stabilization as of February 1, 2020 which assumes a stabilized occupancy of 94.0% for the apartment component and 95.0% for the retail component of The Garfield Apartments Property (as defined below). As of February 13, 2019, The Garfield Apartments Property was 98.4% occupied. See “—Appraisal” below. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are calculated based on the Appraised Value of $35,300,000. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio, calculated based on the “as-is” appraised value of $34,700,000 are 69.6% and 61.9%, respectively.

(3)	See “—Escrows” below.

(4)	The Upfront Other reserve consists of $351,159 for the HTC Put Option Reserve (as defined below), $66,332 for a free rent reserve and $10,625 for deferred maintenance.

(5)	The Upfront Reserves used in Sources and Uses excludes the $351,159 HTC Put Option Reserve, which was funded on April 25, 2019, separate from the origination of The Garfield Apartments Loan (as defined below).

■	The Mortgage Loan. The mortgage loan (“The Garfield Apartments Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in a recently renovated mixed use building located in downtown Cleveland, Ohio (“The Garfield Apartments Property”). The Garfield Apartments Loan has an outstanding principal balance as of the Cut-off Date of $24,145,000 and represents approximately 3.0% of the Initial Pool Balance. The Garfield Apartments Loan accrues interest at an interest rate of 5.2000% per annum. The proceeds of The Garfield Apartments Loan were primarily used to refinance a previous loan secured by The Garfield Apartments Property, pay origination costs and fund upfront reserves. The Garfield Apartments Loan was originated on April 12, 2019.

The Garfield Apartments Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Garfield Apartments Loan requires monthly payments of interest only through and including the monthly payment date in May 2022 followed by payments of principal and interest for the remaining term of The Garfield Apartments Loan. Provided that no event of default has occurred and is continuing under The Garfield Apartments Loan documents, at any time after the second anniversary of the securitization closing date, The Garfield Apartments Loan may be defeased with certain direct full faith and credit obligations of the United States or other obligations which are “government securities” permitted under The Garfield Apartments Loan documents. Voluntary prepayment of The Garfield Apartments Loan is permitted (in whole, but not in part) without penalty on or after the monthly payment date occurring in March 2029.

■	The Mortgaged Property. The Garfield Apartments Property was originally built in 1895 and is a recently-completed, 11-story, Class A multifamily building containing 123 apartment units and 33,799 SF of ground floor retail located within the Central Business District (“CBD”) of Cleveland, Ohio. The Garfield Apartments Property was acquired by the borrower sponsor in 2015 when it was being used as an office building. Post-acquisition, the borrower sponsor performed an all-encompassing renovation in 2017 that was followed by a floor-by-floor lease-up of the luxury apartments in late 2017. The unit mix consists of 94 one-bedroom units (619 SF), 28 two-bedroom units (1,086 SF)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

THE GARFIELD APARTMENTS

and one three-bedroom unit (1,688 SF). All of the apartments feature a recent renovation of the apartments featuring private entrances, his/hers closets, full-sized washer/dryer units, oversized windows, granite countertops, hardwood floors, stainless steel appliances and large showers in ceramic-tiled bathrooms. There are multiple amenities at The Garfield Apartments Property including, an ICON Fitness Studio with TRX equipment and personal training, Gigabit internet, concierge services for parking (valet) and laundry, complimentary refreshments and garage parking. A third party, Stay Alfred, rents 19 of the apartments units under a two-year lease at market rents. Stay Alfred is a company that offers upscale vacation rental, within luxury buildings, across 32 cities within the United States.

The Garfield Apartments Property retail component currently features Harness Cycle and Shake Shack, in addition to a borrower sponsor-owned steakhouse. The retail space, which totals 33,799 SF, has one vacant retail suite totaling 2,000 SF that is currently being marketed for lease. Shake Shack recently signed its lease to occupy 4,200 SF for $47.38 per SF expiring in May 2029. At the origination of The Garfield Apartments Loan, the lender required a personal guaranty from the borrower sponsor for the borrower sponsor-owned tenant, Marble Room, which is a Garfield Apartments Specified Tenant (as defined below). Additionally, the borrower sponsor of The Garfield Apartments Loan has entered into a master lease for 114 parking stalls within the 515 Euclid Avenue Commercial, LLC, which is located directly across East 6th Street from The Garfield Apartments Property, for $280,440 per year ($205 per stall per month). The tenants at The Garfield Apartments Property have the ability to rent monthly parking spots directly from the borrower sponsor.

The following table presents certain information relating to the multifamily units and rent at The Garfield Apartments Property:

Multifamily Unit Mix(1)
Unit Type	# of Units	% of Units	Occupied Units	% Occupied	Average Unit Size (SF)	Average Market Rent per Month(2)	In-Place Average Rent per Month
1 BR / 1 BA	90	73.2%	90	100.0%	608	$1,375	$1,313
1 BR / 2 BA	4	3.3	4	100.0	868	1,800	1,783
2 BR / 1 BA	8	6.5	8	100.0	1,010	1,951	1,951
2 BR / 2 BA	19	15.4	18	94.7	1,094	2,176	2,176
3 BR / 2 BA	1	0.8	1	100.0	1,688	3,200	3,200
2 BR / 2 BA (PH)	1	0.8	0	0.0	1,530	2,500	2,500
Total / Wtd. Avg.	123	100.0%	121	98.4%	734	$1,574	$1,528

(1)	Based on the underwritten rent roll dated February 13, 2019.

(2)	Source: Appraisal.

The following table presents certain information relating to the retail tenants at The Garfield Apartments Property:

Largest Owned Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Marble Room	NR / NR / NR	22,423	66.3%	$324,960	52.4%	$14.49	2/29/2032	4, 5-year options
Shake Shack	NR / NR / NR	4,200	12.4	198,996	32.1	47.38	5/31/2029	2, 5-year options
Harness Cycle(3)	NR / NR / NR	5,176	15.3	95,756	15.5	18.50	1/31/2027	1, 5-year option
Largest Tenants		31,799	94.1%	$619,712	100.0%	$19.49
Vacant		2,000	5.9	0	0.0	$0.00
Total / Wtd. Avg.		33,799	100.0%	$619,712	100.0%	$19.49

(1)	Based on the underwritten rent roll dated February 13, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	Harness Cycle has the right to go dark at any time.

The following table presents certain information relating to historical leasing at The Garfield Apartments Property:

Historical Leased %(1)(2)

As of 2/13/19
Owned Space	98.4%

(1)	Represents the occupancy of the multifamily units. The retail space was 94.1% occupied as of February 13, 2019.

(2)	Limited historical leasing information for The Garfield Apartments Property was available as it was recently renovated in 2017, followed by a floor-by-floor lease-up of the apartments in late 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

THE GARFIELD APARTMENTS

■	Tax Credit / Put Option. The Garfield Apartments Property was intended to be renovated or rehabilitated in 2016 in a manner that qualified for the historic rehabilitation tax credits incurred in connection with the “certified rehabilitation” of a “certified historic structure” pursuant to Section 47 of the Internal Revenue Code of 1986, as amended from time to time. In connection with such rehabilitation in 2016, a tax credit investor was allocated the associated historical tax credits. Pursuant to the operating agreement of the non-managing member of the borrower (the “Non-Managing Member”) and other related documents (the “Garfield Apartments Put Option Documents”), on or after the date set forth in the Garfield Apartments Put Option Documents (which may be on or before the fifth year of The Garfield Apartments Loan term), the tax credit investor may require the managing member of the borrower or an affiliate to purchase the tax credit investor’s interest in the Non-Managing Member (the “HTC Put Option”). On the origination date of The Garfield Apartments Loan, the borrower established a reserve and thereafter funded into such reserve the amount of $351,159, such amount estimated to be the amount payable to the tax credit investor in the event that the HTC Put Option is exercised by the tax credit investor. In the event that the amount in such reserve account is determined by the lender to be insufficient to pay the amount due in connection with the HTC Put Option, the borrower is obligated to deposit the amount of such insufficiency into the HTC Put Option Reserve account with the lender.

■	Tax Abatement. The multifamily portion of The Garfield Apartments Property, representing 72.8% of the GLA, is in year 2 of a 15-year tax abatement, which is scheduled to phase out completely in 2033. Taxes for the 2018/2019 year with the tax abatement are $247,449, and are estimated to be $848,411 without the tax abatement. The lender underwrote real estate taxes at $367,419.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Garfield Apartments Property:

Cash Flow Analysis(1)

	TTM 1/31/19	Underwritten	Underwritten $ per Unit
Apartment Income
Base Rent(2)	$2,340,535	$2,199,864	$17,885
Potential Income from Vacant Units	0	56,112	456
Gross Potential Rent	$2,340,535	$2,255,976	$18,341
Vacancy & Credit Loss & Concessions(3)	(1,092,360)	(112,799)	(917)
Other Income	308,295	470,911	3,829
Effective Gross Income – Apartments	$1,556,470	$2,614,088	$21,253

Commercial Income
Base Rent(1)	$377,411	$619,712	$5,038
Potential Income from Vacant Space	0	36,500	297
Other Commercial Income	402,356	555,708	4,518
Gross Potential Income	$779,766	$1,211,920	$9,853
Economic Vacancy & Credit Loss(3)	0	(60,596)	(493)
Effective Gross Income – Commercial	$779,766	$1,151,324	$9,360
Total Effective Gross Income	$2,336,236	$3,765,413	$30,613

Real Estate Taxes(4)	$234,063	$367,419	$2,987
Insurance	49,423	56,547	460
Management Fee	70,087	112,962	918
Other Operating Expenses	1,260,579	1,251,904	10,178
Total Operating Expenses	$1,614,152	$1,788,833	$14,543

Net Operating Income(5)	$722,083	$1,976,580	$16,070
Replacement Reserves – Apartments	0	35,820	291
TI/LC	0	33,799	275
Net Cash Flow	$722,083	$1,906,961	$15,504

(1)	Limited historical information for The Garfield Apartments Property was available as it was recently renovated in 2017, followed by a floor-by-floor lease-up of the apartments in late 2017.

(2)	Underwritten Base Rent is based on occupied units as of the underwritten rent roll dated February 13, 2019.

(3)	Vacancy is underwritten to the current, economic vacancy of 5.0%.

(4)	The multifamily portion of The Garfield Apartments Property, representing 72.8% of the GLA, is in year 2 of a 15-year tax abatement, which is scheduled to phase out completely in 2033. Taxes for the 2018/2019 year with the tax abatement are $247,449, and are estimated to be $848,411 without the tax abatement. Real estate taxes were underwritten to $367,419.

(5)	Underwritten Net Operating Income is higher than TTM 1/31/19 Net Operating Income due to The Garfield Apartments Property being in lease up, post renovation, from late 2017. During the lease up stage, The Garfield Apartments Property was offering one month of free rent for every 13-month lease. Currently, there is no free rent offered at The Garfield Apartments Property. Additionally, Shake Shack, a new tenant at The Garfield Apartments Property, executed a new lease for a portion of the retail space. Shake Shack is expected to complete its space and commence paying annual base rent of $198,996 on June 1, 2019. At origination, the borrower deposited $126,000 for tenant improvements and $66,332 of free rent for Shake Shack.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

THE GARFIELD APARTMENTS

■	Appraisal. According to the appraisal, The Garfield Apartments Property had an “as-is” appraised value of $34,700,000 as of February 1, 2019 and an “as-stabilized” appraised value of $35,300,000 as of February 1, 2020. With respect to the “as-stabilized” value, the appraiser assumed a stabilized occupancy of 94.0% for the apartment component and 95.0% for the retail component. As of February 13, 2019, the apartment component of The Garfield Apartments Property was 98.4% occupied. The retail component of The Garfield Apartments Property was 94.1% occupied as of February 13, 2019 (inclusive of an executed lease to Shake Shack which is expected to begin in June 2019), which is below the stabilized occupancy figure.

■	Environmental Matters. According to a Phase I environmental report, dated March 12, 2019, there are no recognized environmental conditions or recommendations for further action at The Garfield Apartments Property.

■	Market Overview and Competition. The Garfield Apartments Property is located within the Cleveland Metropolitan Statistical Area, in Cuyahoga County, Ohio. According to the appraisal, Cleveland has a population of approximately 2.06 million which is about 17.6% of Ohio’s population. The Garfield Apartments Property is located within walking distance of attractions including Progressive Field, Quicken Loans Arena, the East Fourth Street Entertainment District, the Jack Casino and Playhouse Square. The Garfield Apartments Property is centrally-located on the northeast corner of Euclid Avenue and East 6th Street and is easily accessible for commuters due to its proximity to the I-90/I77 interchange and SR-2, both of which are approximately 0.5 miles from The Garfield Apartments Property. According to the appraisal, the population within a one-, three- and five-mile radius is 11,667, 76,514 and 241,880, respectively. The average household income within a one-mile radius is $81,358.

Multifamily

According to a third party report, The Garfield Apartments Property is part of the Cleveland CBD multifamily submarket which is comprised of 14,637 units with an average vacancy of 6.7% and asking monthly rents of $1,120 per unit for all classes of inventory and $1,453 per unit for Class A inventory. In the past 12 months, 634 units have been delivered and net absorption was 655 units, while asking rents grew by 2.6%. Asking rents at The Garfield Apartments Property are slightly higher than the average per unit rent for Class A properties, at $1,528 per unit with the slight premium being attributable to the newer nature of the renovation of The Garfield Apartments Property. According to the appraisal, The Garfield Apartments Property is one of the highest-quality and newest rental properties within the submarket, and therefore it commands above-average rents.

Retail

According to a third party report, the Cleveland CBD retail submarket consists of approximately 2.5 million SF of inventory, with a 4.5% vacancy rate and asking rents of $24.05 per SF. In place retail rents at The Garfield Apartments Property range from $14.49 to $47.38 per SF with market rent, on the vacant spaces, of $25.00 per SF.

The following table presents certain information relating to the primary competition for The Garfield Apartments Property:

Directly Competitive Buildings(1)

	The Garfield Apartments Property	The Vue	Confidential	Heinz Lofts	Harrison Park Apartments	The Quarry Apartments	Mason Grand
Number of Stories	11	6	4	6	3	3	2
Year Built / Renovated	1895 / 2017	2015 / NAP	2015 / NAP	1910 / 2004	2013 / NAP	1997 / 2015	2014 / NAP
Number of units	123	348	62	273	108	674	294
Average Unit size (SF)	734	1,104	948	875	930	980	1,200

(1)	Source: Appraisal.

■	The Borrower. The borrower is Corning Place Ohio, LLC, an Ohio limited liability company and single-purpose entity. The borrower is 90.0% owned by Corning Place Ohio Investment, LLC (the managing member of the borrower) and 10.0% owned by Corning Place Master Tenant, LLC. Corning Place Manager, LLC owns 48.63% of Corning Place Ohio Investment, LLC and Frank T. Sinito, who indirectly owns 90.0% of Corning Place Manager, LLC, is one of the non-recourse carveout guarantors for The Garfield Apartments Loan. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Garfield Apartments Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

THE GARFIELD APARTMENTS

Frank T. Sinito and Malisse J. Sinito are the non-recourse carveout guarantors and borrower sponsors of The Garfield Apartments Loan. Mr. Sinito is the CEO of The Millennia Companies which he founded in 1995. The Millennia Companies currently owns and manages 278 multifamily properties totaling over 30,000 residential units across 26 states. Mr. Sinito is an Ohio native with experience in acquiring, managing, developing and constructing affordable housing projects and general contracting for conventional and subsidized housing in addition to commercial properties.

■	Escrows. On the origination date of The Garfield Apartments Loan, the borrower funded reserves of (i) $148,378 for real estate taxes, (ii) $57,988 for insurance, (iii) $126,000 for tenant improvements, (iv) $66,332 for free rent, and (v) $10,625 for deferred maintenance. Subsequent to the origination date of The Garfield Apartments Loan, the borrower funded a reserve of $351,159 for the HTC Put Option (the “HTC Put Option Reserve”).

On each due date, the borrower is required to fund the following reserves: (i) one-twelfth of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially approximately $24,730), (ii) one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums for the renewal of coverage over the next-ensuing 12-month period (initially approximately $9,665), unless such insurance is covered under an acceptable blanket policy, (iii) $2,817 for leasing expenses and (iv) $2,985 for replacement reserves.

■	Lockbox and Cash Management. The Garfield Apartments Loan is structured with a soft lockbox and in-place cash management. At origination, the borrower established a lender-controlled lockbox account. The borrower is required to deposit or cause to be deposited all rent and other revenues from The Garfield Apartments Property directly into the lockbox account. All funds in the lockbox account are required to be swept on each business day into a lender-controlled cash management account and disbursed in accordance with The Garfield Apartments Loan documents. On each monthly payment date, funds in the cash management account are required to be disbursed for payment of taxes, insurance premiums, debt service, reserves, and other amounts under The Garfield Apartments Loan documents, and excess cash in the cash management account is (x) provided no Garfield Apartments Trigger Period (as defined below) is continuing, required to be disbursed to the borrower in accordance with The Garfield Apartments Loan documents, and (y) if a Garfield Apartments Trigger Period is continuing, required to be held by the lender as collateral and disbursed in accordance with The Garfield Apartments Loan documents. Upon an event of default under The Garfield Apartments Loan documents, the lender can apply funds in such order of priority as it may determine.

A “Garfield Apartments Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the debt service coverage ratio being less than 1.10x and (iii) a Garfield Apartments Specified Tenant Trigger Period and expiring upon, (x) with respect to a Garfield Apartments Trigger Period which commenced in connection with clause (i) above, the cure of such event of default, (y) with respect to a Garfield Apartments Trigger Period which commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.125x for two consecutive calendar quarters, and (z) with respect to a Garfield Apartments Trigger Period which commenced in connection with clause (iii) above, such Garfield Apartments Specified Tenant Trigger Period ceasing to exist.

A “Garfield Apartments Specified Tenant” means, as applicable, (i) Marble Room and (ii) for as long as Stay Alfred leases twelve (12) residential units or more at The Garfield Apartments Property, Stay Alfred.

A “Garfield Apartments Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Garfield Apartments Specified Tenant being in default under its lease beyond all applicable notice and cure periods, (ii) with respect to Marble Room, Marble Room failing to be in actual, physical possession of at least eighty percent (80%) of its space or failing to be open to the public for business during customary hours and/or being “dark” in more than twenty percent (20%) of its space, (iii) a Garfield Apartments Specified Tenant giving notice that it is terminating its lease for all or any portion of the Garfield Apartments Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Garfield Apartments Specified Tenant lease and/or any Garfield Apartments Specified Tenant lease failing to otherwise be in full force and effect, and (v) any bankruptcy or similar insolvency of a Garfield Apartments Specified Tenant; and (B) expiring upon the earliest to occur of the following: (1) the satisfaction of the Garfield Apartments Specified Tenant cure conditions under The Garfield Apartments Loan documents, (2) the borrower re-leasing the Garfield Apartments Specified Tenant space (or applicable portion thereof) in accordance with the applicable terms and conditions of The Garfield Apartments Loan documents, the applicable

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

THE GARFIELD APARTMENTS

Garfield Apartments Specified Tenant under such lease being in actual, physical occupancy of, paying the full amount of the rent due under, its lease and, if it is the Garfield Apartments Specified Tenant space demised to the Marble Room, being open to the public for business in, the space demised under its lease and paying the full amount of the rent due under its lease, or (3) the date that the debt service coverage ratio is equal to or greater than 1.125x for two consecutive calendar quarters.

■	Property Management. The Garfield Apartments Property is currently managed by Millennia Housing Management, Ltd., an affiliate of the borrower. Provided that no event of default is occurring under The Garfield Apartments Loan documents, the borrower may terminate the management agreement and replace the manager with a manager approved by the lender (which may be conditioned upon the lender’s receipt of a rating agency confirmation). The lender has the right to terminate or direct the borrower to terminate the property management agreement and replace the property manager if (i) the manager becomes insolvent or a debtor in any (a) involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (b) voluntary bankruptcy or insolvency proceeding, (ii) an event of default under The Garfield Apartments Loan documents exists, (iii) the manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, or (iv) a material default by the manager under the property management agreement has occurred and is continuing beyond all applicable notice and cure periods.

■	Mezzanine or Secured Subordinate Indebtedness. The Garfield Apartments Property is subject to and encumbered by a mortgage held by the County of Cuyahoga, Ohio, a subdivision of the State of Ohio, in the amount of $2,000,000 (the “Garfield Apartments Subordinate Mortgage”). The Garfield Apartments Subordinate Mortgage is dated July 7, 2016 and matures on July 6, 2025 or, if an extension is requested by the borrower, July 6, 2027. The Garfield Apartments Subordinate Mortgage bears interest at 3% per annum or, during the period of any extension, 3.5% per annum. Pursuant to an intercreditor agreement between the holder of the Garfield Apartments Subordinate Mortgage and the lender, the Garfield Apartments Subordinate Mortgage is fully subordinated to The Garfield Apartments Loan documents and the holder of the Garfield Apartments Subordinate Mortgage is prohibited from exercising any rights to foreclose the Garfield Apartments Subordinate Mortgage without the consent of the lender for as long as The Garfield Apartments Loan is outstanding.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. None.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of The Garfield Apartments Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for The Garfield Apartments Property until the completion of restoration or the expiration of 18 months, with 6 months of extended indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

PACIFIC CORPORATE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Livermore, California	Cut-off Date Principal Balance		$20,350,000
Property Type	Industrial	Cut-off Date Principal Balance per SF		$120.67
Size (SF)	168,636	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 5/1/2019	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/1/2019	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2002 / NAP	Mortgage Rate		4.6900%
Appraised Value	$32,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsor(1)	iStar Net Lease II LLC
Underwritten Revenues	$2,763,334
Underwritten Expenses	$653,270	Escrows
Underwritten Net Operating Income (NOI)	$2,110,064		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,004,667	Taxes	$0	$0
Cut-off Date LTV Ratio	63.6%	Insurance	$0	$0
Maturity Date LTV Ratio	63.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.18x / 2.07x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,350,000	100.0%	Principal Equity Distribution(2)	$20,083,090	98.7%
			Closing Costs	266,910	1.3

Total Sources	$20,350,000	100.0%	Total Uses	$20,350,000	100.0%

(1)	iStar Net Lease II LLC is the non-recourse carveout guarantor under the Pacific Corporate Center Loan.

(2)	Proceeds from the Pacific Corporate Center Loan were used to recapitalize the borrower sponsor. The borrower sponsor purchased the Pacific Corporate Center Property in December 2018 for $31,205,000.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Pacific Corporate Center Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Form Factor	NR / NR / NR	168,636	100.0%	$2,255,503	100.0%	$13.37	12/31/2028	2, 5-year options
Totals / Wtd. Avg. Tenants		168,636	100.0%	$2,255,503	100.0%	$13.37

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

PACIFIC CORPORATE CENTER

The following table presents certain information relating to the lease rollover schedule at the Pacific Corporate Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	168,636	100.0	100.0%	2,255,503	100.0	13.37	1
2029	0	0.0	100.0%	0	0.0	0.00	0
2030 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	168,636	100.0%		$2,255,503	100.0%	$13.37	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Pacific Corporate Center Property:

Historical Leased %(1)

2016	2017	2018
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pacific Corporate Center Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rent	$2,255,503	$13.37
Total Reimbursement Revenue	653,270	3.87
Gross Revenue	$2,908,773	$17.25
Less Vacancy Loss	(145,439)	(0.86)
Effective Gross Income	$2,763,334	$16.39

Total Operating Expenses	$653,270	$3.87

Net Operating Income	$2,110,064	$12.51
TI/LC	80,102	0.48
Replacement Reserves	25,295	0.15
Net Cash Flow	$2,004,667	$11.89

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Pacific Corporate Center Property was acquired in 2018 and no historical financials are available.

(3)	Underwritten cash flow based on contractual rents as of February 6, 2019 and contractual rent steps through May 31, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

1900 MIDTOWN – BOCA RATON

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Boca Raton, Florida	Cut-off Date Principal Balance		$20,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$172.25
Size (SF)	116,111	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 3/13/2019	90.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/13/2019	90.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / 2009, 2017-2018	Mortgage Rate		4.7300%
Appraised Value	$28,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(1)	Malcolm S. Butters, Mark N. Butters and James L. Young
Underwritten Revenues	$3,376,199
Underwritten Expenses	$1,366,373	Escrows
Underwritten Net Operating Income (NOI)	$2,009,827		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,842,972	Taxes	$258,575	$32,322
Cut-off Date LTV Ratio	70.4%	Insurance	$22,336	$7,445
Maturity Date LTV Ratio	62.0%	Replacement Reserve	$0	$3,193
DSCR Based on Underwritten NOI / NCF	1.61x / 1.48x	TI/LC	$0	$9,676
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.2%	Other(2)	$59,750	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,000,000	100.0%	Loan Payoff	$16,978,527	84.9%
			Principal Equity Distribution	2,244,573	11.2
			Origination Costs	436,239	2.2
			Reserves	340,662	1.7
Total Sources	$20,000,000	100.0%	Total Uses	$20,000,000	100.0%

(1)	Malcolm S. Butters, Mark N. Butters and James L. Young are the non-recourse carveout guarantors under the 1900 Midtown - Boca Raton Loan.

(2)	Represents 125.0% of the engineering report’s estimated deferred maintenance costs.

The following table presents certain information relating to the tenants (of which certain tenants may currently be occupying space on a month-to-month basis) at the 1900 Midtown - Boca Raton Property:

Ten Largest Owned Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Garda Supplies Rental & Services, LTD	NR / NR / NR	24,000	20.7%	$472,800	22.2%	$19.70	5/31/2026	2, 5-year options
Stearns, Conrad and Schmidt Consulting(4)	NR / NR / NR	7,703	6.6	156,987	7.4	20.38	7/31/2025	2, 3-year options
U.S. Legal Support Inc.(5)	NR / NR / NR	7,073	6.1	147,114	6.9	20.80	6/30/2023	1, 5-year option
Oriental Pension Consultant Inc.	NR / NR / NR	5,013	4.3	101,512	4.8	20.25	8/31/2023	1, 5-year option
Milber Makris Plousadis & Seiden, LLP	NR / NR / NR	4,465	3.8	93,363	4.4	20.91	12/31/2023	NAP
Lanter, Leonardo & DiCrescenzo, LLC	NR / NR / NR	3,981	3.4	86,120	4.0	21.63	2/29/2024	1, 5-year option
Daniel B. Katz & Associates Corp	NR / NR / NR	4,484	3.9	85,779	4.0	19.13	11/30/2021	2, 3-year options
Crosscountry Mortgage, Inc.	NR / NR / NR	3,597	3.1	76,321	3.6	21.22	12/31/2023	1, 5-year option
Avere Commodities Corp.	NR / NR / NR	3,324	2.9	73,128	3.4	22.00	8/31/2024	1, 5-year option
Century Advisory Services, Inc	NR / NR / NR	3,103	2.7	70,314	3.3	22.66	2/29/2024	1, 5-year option
Ten Largest Owned Tenants		66,743	57.5%	$1,363,439	64.0%	$20.43
Remaining Tenants		38,434	33.1	767,802	36.0.	19.98
Vacant		10,934	9.4	0	0.0%	0.00
Total / Wtd. Avg. All Tenants		116,111	100.0%	$2,131,241	100.0%	$20.26

(1)	Based on the underwritten rent roll dated March 13, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $56,359 of contractual rent steps through March 2020.

(4)	Stearns, Conrad and Schmidt Consulting has the right to go dark at any time.

(5)	U.S. Legal Support Inc. occupies two different units (4,315 SF and 2,758 SF), each with a lease expiration date of June 30, 2023. The one, five-year renewal option is only applicable to the 4,315 SF unit.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

1900 MIDTOWN – BOCA RATON

The following table presents certain information relating to the lease rollover schedule at the 1900 Midtown - Boca Raton Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	2,097	1.8	1.8%	41,416	1.9	19.75	1
2020	8,802	7.6	9.4%	167,678	7.9	19.05	3
2021	10,567	9.1	18.5%	212,892	10.0	20.15	4
2022	8,597	7.4	25.9%	164,774	7.7	19.17	4
2023	23,010	19.8	45.7%	479,037	22.5	20.82	5
2024	20,401	17.6	63.3%	435,657	20.4	21.35	7
2025	7,703	6.6	69.9%	156,987	7.4	20.38	1
2026	24,000	20.7	90.6%	472,800	22.2	19.70	1
2027	0	0.0	90.6%	0	0.0	0.00	0
2028	0	0.0	90.6%	0	0.0	0.00	0
2029	0	0.0	90.6%	0	0.0	0.00	0
2030 & Thereafter	0	0.0	90.6%	0	0.0	0.00	0
Vacant	10,934	9.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	116,111	100.0%		$2,131,241	100.0%	$20.26	26

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include approximately $56,359 in contractual rent steps through March 2020.

The following table presents certain information relating to historical leasing at the 1900 Midtown - Boca Raton Property:

Historical Leased %(1)

2017	2018	As of 3/13/2019(2)
NAV	NAV	90.6%

(1)	Historical occupancy information for 2017 and 2018 was not provided by the borrower.

(2)	Based on the underwritten rent roll dated March 13, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

1900 MIDTOWN – BOCA RATON

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 1900 Midtown - Boca Raton Property:

Cash Flow Analysis(1)

	2017(2)	2018	TTM 2/28/2019	Underwritten	Underwritten $ per SF
Base Rent(3)	$1,290,914	$1,769,897	$1,833,661	$2,074,882	$17.87
Rent Steps(4)	0	0	0	56,359	0.49
Potential Income from Vacant Space	0	0	0	369,003	3.18
Reimbursements	594,943	1,013,325	1,055,879	1,244,958	10.72
Gross Potential Rent	$1,885,857	$2,783,222	$2,889,540	$3,745,202	$32.26
Economic Vacancy & Credit Loss(5)	0	(140,250)	(161,677)	(369,003)	(3.18)
Effective Gross Income	$1,885,857	$2,642,973	$2,727,863	$3,376,199	$29.08

Real Estate Taxes	$300,664	$290,535	$290,535	$369,393	$3.18
Insurance	67,574	80,886	66,574	85,091	0.73
Management Fee	50,018	79,426	72,171	101,286	0.87
Other Operating Expenses	491,044	747,985	803,526	810,603	6.98
Total Operating Expenses	$909,300	$1,198,831	$1,232,806	$1,366,373	$11.77

Net Operating Income(6)	$976,557	$1,444,141	$1,495,058	$2,009,827	$17.31
Replacement Reserves	0	0	0	38,317	0.33
TI/LC	0	0	0	128,538	1.11
Net Cash Flow	$976,557	$1,444,141	$1,495,058	$1,842,972	$15.87

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The borrower sponsor acquired the1900 Midtown - Boca Raton Property in April 2017 and subsequently performed renovations. 2017 cash flows did not reflect stabilized operations at the 1900 Midtown - Boca Raton Property.

(3)	Underwritten Base Rent is based on the underwritten rent roll dated as of March 13, 2019.

(4)	Represents approximately $56,359 in contractual rent steps through March 2020.

(5)	Underwritten Vacancy & Credit Loss represents the economic vacancy of 9.9%.

(6)	The increase from TTM 2/28/2019 Net Operating Income to Underwritten Net Operating Income is primarily attributable to recent leasing and the inclusion of contractual rent steps through March 2020. Since April 2018, eight tenants have executed new leases which, in the aggregate, account for 23,378 SF and $501,346 of underwritten base rent ($21.45 per SF).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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TULSA OFFICE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	9	Loan Seller		CREFI
Location (City/State)	Tulsa, Oklahoma	Cut-off Date Principal Balance(4)		$19,956,948
Property Type	Office	Cut-off Date Principal Balance per SF(3)		$47.31
Size (SF)	1,026,650	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 12/27/2018(1)	76.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/27/2018(1)	76.6%	Type of Security		Fee Simple
Year Built / Latest Renovation(2)	Various / Various	Mortgage Rate		5.2500%
Appraised Value(2)	$67,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(5)		Raymond Massa
Underwritten Revenues	$12,461,215
Underwritten Expenses	$6,126,333	Escrows
Underwritten Net Operating Income (NOI)	$6,334,882		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,218,769	Taxes	$335,125	$83,781
Cut-off Date LTV Ratio(3)	72.1%	Insurance(6)	$0	$0
Maturity Date LTV Ratio(3)	59.9%	Replacement Reserve	$302,513	$19,231
DSCR Based on Underwritten NOI / NCF(3)	1.96x / 1.62x	TI/LC(7)	$3,750,000	$0
Debt Yield Based on Underwritten NOI / NCF(3)	13.0% / 10.7%	Other(8)	$1,750,336	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$48,675,000	67.4%	Purchase Price	$64,900,000	89.9%
Principal’s New Cash Contribution	23,123,643	32.0	Reserves	6,137,974	8.5
Other Sources	410,321	0.6	Origination Costs	1,170,990	1.6
Total Sources	$72,208,964	100.0%	Total Uses	$72,208,964	100.0%

(1)	Total Occupancy and Owned Occupancy are based on the underwritten rent rolls dated as of December 7, 2018 for the Exchange Tower property, November 30, 2018 for the Triad Center I property and December 27, 2018 for the remaining Tulsa Office Portfolio Properties.

(2)	See “Portfolio Summary” chart below.

(3)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Tulsa Office Portfolio Whole Loan (as defined below).

(4)	The Cut-off Date Principal Balance of $19,956,948 represents the non-controlling note A-2, which is part of a larger whole loan evidenced by two pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $48,570,221 (the “Tulsa Office Portfolio Whole Loan”). The related companion loan, which is evidenced by the controlling note A-1 ($28,613,274) was contributed to the Benchmark 2019-B10 securitization transaction.

(5)	Raymond Massa is the non-recourse carveout guarantor under the Tulsa Office Portfolio Whole Loan.

(6)	Monthly deposits into the Insurance reserve account have been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the Tulsa Office Portfolio Whole Loan documents. If the borrower does not maintain a blanket policy which meets the requirements of the Tulsa Office Portfolio Whole Loan documents, the borrower is required to deposit monthly an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period.

(7)	The TI/LC reserve account is capped at $3,750,000. At any time that the amounts deposited in the TI/LC reserve account are less than $3,000,000, the borrower is required to make monthly deposits equal to $85,554 until the cap of $3,750,000 is reached.

(8)	Other reserves are comprised of $997,487 deposited for immediate repairs and $752,849 deposited for unfunded tenant obligations.

Portfolio Summary

Property Name	Year Built / Latest Renovation	Total GLA	Occupancy	Allocated Loan Amount	% of Allocated Loan Amount	Appraisal Date	“As-is” Appraised Value	UW NCF
Exchange Tower	1981 / 2000	166,612	95.8%	$4,827,798	24.2%	12/12/2018	$15,700,000	$1,322,853
Towne Center	1980 / NAP	189,450	78.2	3,751,537	18.8	12/12/2018	12,200,000	1,001,972
Two Memorial Place	1982 / NAP	135,346	83.4	3,259,532	16.3	12/12/2018	10,600,000	1,107,264
Triad Center I	1982 / NAP	138,708	51.5	1,660,516	8.3	12/12/2018	7,900,000	260,685
Corporate Place	1973 / 2012	118,817	75.1	1,660,516	8.3	12/12/2018	5,400,000	322,508
The 51 Yale Building	1984 / NAP	72,197	91.4	1,629,766	8.2	12/12/2018	5,300,000	679,525
Commerce Tower	1981 / NAP	96,359	78.0	1,322,263	6.6	12/12/2018	4,300,000	314,480
Riverbridge Office	1984 / NAP	66,448	49.2	1,014,760	5.1	12/12/2018	3,300,000	(559)
Three Memorial Place	1982 / NAP	42,713	72.0	830,258	4.2	12/12/2018	2,700,000	210,042
Total / Wtd. Avg.		1,026,650	76.6%	$19,956,948	100.0%		$67,400,000	$5,218,769

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

TULSA OFFICE PORTFOLIO

The following table presents certain information relating to the tenants at the Tulsa Office Portfolio Properties:

Ten Largest Owned Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
QPS	NR / NR / NR	57,937	5.6%	$954,840	7.8%	$16.48	9/30/2023	NAP
Arvest Bank	NR / NR / NR	42,951	4.2	672,612	5.5	15.66	12/31/2022	NAP
IRS(4)	AAA / Aaa / AA+	17,050	1.7	452,669	3.7	26.55	2/28/2029
GSA/Department of Veterans Affairs	AAA / Aaa / AA+	12,650	1.2	394,073	3.2	31.15	5/31/2028	NAP
GSA/FBI(5)	AAA / Aaa / AA+	17,119	1.7	378,723	3.1	22.12	7/8/2030	NAP
Oklahoma Wesleyan University	NR / NR / NR	18,481	1.8	353,544	2.9	19.13	2/28/2021	NAP
Tulsa Pain Consultants(6)	NR / NR / NR	22,719	2.2	329,424	2.7	14.50	8/31/2023	2, 63-month options
Finance of America Reserve(7)	NR / NR / NR	18,140	1.8	312,915	2.5	17.25	2/28/2025	1, 5-year option
Bravo Natural Resources, LLC	NR / NR / NR	17,303	1.7	271,572	2.2	15.70	MTM	NAP
Garmin International, Inc.	NR / NR / NR	15,415	1.5	251,016	2.0	16.28	6/30/2021	1, 5-year option
Ten Largest Owned Tenants		239,765	23.4%	$4,371,389	35.6%	$18.23
Remaining Tenants		546,140	53.2	7,910,318	64.4	14.48
Vacant		240,745	23.4	0	0.0%	0.00
Total / Wtd. Avg. All Tenants		1,026,650	100.0%	$12,281,707	100.0%	$15.63

(1)	Based on the underwritten rent roll dated December 27, 2018.

(2)	Certain ratings are those of the parent company or the U.S. Federal government, as applicable, whether or not the parent company or the U.S. Federal government, as applicable, guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes $341,436 of contractual rent steps through December 2019.

(4)	IRS may terminate its lease at any time after March 2024 with at least 90 days’ written notice.

(5)	GSA/FBI, may terminate its lease any time after July 8, 2020 with at least 60 days’ written notice.

(6)	Tulsa Pain Consultants, has the one-time right to terminate its lease effective August 31, 2020 with at least 180 days’ written notice and payment of a termination fee equal to $420,000.

(7)	Finance of America Reserve, has the one-time right to terminate its lease effective January 31, 2022, with at least 180 days’ written notice and payment of a termination fee equal to $295,000.

The following table presents certain information relating to the lease rollover schedule at the Tulsa Office Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	94,891	9.2%	9.2%	$1,302,740	10.6%	$13.73	33
2019	95,333	9.3	18.5%	1,378,250	11.2	14.46	40
2020	148,080	14.4	33.0%	2,115,059	17.2	14.28	44
2021	107,392	10.5	43.4%	1,628,727	13.3	15.17	28
2022	99,659	9.7	53.1%	1,540,043	12.5	15.45	16
2023	133,756	13.0	66.1%	2,102,658	17.1	15.72	12
2024	20,174	2.0	68.1%	280,329	2.3	13.90	6
2025	27,237	2.7	70.8%	463,269	3.8	17.01	4
2026	762	0.1	70.8%	18,219	0.1	23.91	1
2027	0	0.0	70.8%	0	0.0	0.00	0
2028	22,216	2.2	73.0%	584,730	4.8	26.32	2
2029	17,050	1.7	74.7%	452,669	3.7	26.55	1
2030 & Thereafter	19,355	1.9	76.6%	415,014	3.4	21.44	2
Vacant	240,745	23.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,026,650	100.0%		$12,281,707	100.0%	$15.63	189

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include approximately $341,436 of contractual rent steps through December 2019.

The following table presents certain information relating to historical leasing at the Tulsa Office Portfolio Properties:

Historical Leased %

2016	2017	As of 12/27/2018(1)
74.0%	71.1%	76.6%

(1)	Based on the underwritten rent rolls dated as of December 7, 2018 for the Exchange Tower property, November 30, 2018 for the Triad Center I property and December 27, 2018 for the remaining Tulsa Office Portfolio properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

TULSA OFFICE PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Tulsa Office Portfolio properties:

Cash Flow Analysis(1)

	2016	2017	2018	Underwritten	Underwritten $ per SF
Base Rent(2)	$10,728,168	$10,202,642	$11,066,140	$11,940,271	$11.63
Rent Steps(3)	0	0	0	341,436	0.33
Potential Income from Vacant Space	0	0	0	3,502,116	3.41
Reimbursements	192,354	186,680	173,200	123,515	0.12
Gross Potential Rent	$10,920,522	$10,389,322	$11,239,340	$15,907,338	$15.49
Parking	71,431	63,563	73,209	55,994	0.05
Economic Vacancy & Credit Loss(4)	(0)	(0)	(0)	(3,502,116)	(3.41)
Effective Gross Income	$10,991,953	$10,452,885	$11,312,549	$12,461,215	$12.14

Real Estate Taxes	$848,889	$839,404	$980,936	$957,500	$0.93
Insurance	197,649	256,705	68,499	284,047	0.28
Management Fee	329,759	313,587	339,376	373,836	0.36
Other Operating Expenses	3,836,275	4,076,509	4,623,503	4,510,949	4.39
Total Operating Expenses	$5,212,572	$5,486,205	$6,012,315	$6,126,333	$5.97

Net Operating Income(5)	$5,779,381	$4,966,680	$5,300,234	$6,334,882	$6.17
Replacement Reserves	0	0	0	228,247	0.22
TI/LC	0	0	0	887,866	0.86
Net Cash Flow	$5,779,381	$4,966,680	$5,300,234	$5,218,769	$5.08

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on the underwritten rent rolls dated as of December 7, 2018 for the Exchange Tower property, November 30, 2018 for the Triad Center I property and December 27, 2018 for the remaining Tulsa Office Portfolio properties.

(3)	Represents approximately $341,436 of contractual rent steps through December 2019.

(4)	Underwritten Economic Vacancy & Credit Loss represents the economic vacancy of 22.0%.

(5)	The difference between 2018 Net Operating Income and Underwritten Net Operating Income is primarily due to recently executed leases at the Tulsa Office Portfolio properties. 13 leases commenced between July 1, 2018 and December 31, 2018 accounting, for 43,756 sq. ft. and $785,036 of underwritten base rent. Five leases commenced between January 1, 2019 and May 1, 2019, accounting for 26,226 sq. ft. and $580,593 of underwritten base rent. Underwritten Net Operating Income also includes $341,436 of contractual rent steps at the Tulsa Office Portfolio properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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HOPKINSVILLE TOWNE CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Hopkinsville, Kentucky	Cut-off Date Principal Balance	$18,071,339
Property Type	Retail	Cut-off Date Principal Balance per SF	$97.80
Size (SF)	184,786	Percentage of Initial Pool Balance	2.3%
Total Occupancy as of 10/25/2018	97.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/25/2018	97.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	2017 / NAP	Mortgage Rate	5.0550%
Appraised Value	$25,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Vicky Hartman
Underwritten Revenues	$2,512,930
Underwritten Expenses	$589,704	Escrows
Underwritten Net Operating Income (NOI)	$1,923,226	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,808,201	Taxes	$0	$22,059
Cut-off Date LTV Ratio	70.9%	Insurance	$7,348	$3,674
Maturity Date LTV Ratio	58.8%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.63x / 1.53x	TI/LC(2)	$200,000	$8,333
Debt Yield Based on Underwritten NOI / NCF	10.6% / 10.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,200,000	71.8%	Purchase Price	$25,000,000	98.6%
Principal’s New Cash Contribution	7,162,294	28.2	Reserves	207,348	0.8
Closing Costs	154,946	0.6

Total Sources	$25,362,294	100.0%	Total Uses	$25,362,294	100.0%

(1)	Vicky Hartman, (i) in her personal capacity, (ii) in her capacity as trustee of the Joseph Hartman Credit Shelter Trust (created pursuant to the Joseph Hartman Revocable Trust Agreement dated June 15, 2009) and (iii) in her capacity as Trustee of the Joseph Hartman Marital Trust (created pursuant to the Joseph Hartman Revocable Trust Agreement dated June 15, 2009) are the non-recourse carveout guarantors under the Hopkinsville Towne Center Loan.

(2)	TI/LC reserves are capped at $600,000.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Hopkinsville Towne Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	UW Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchors
Hobby Lobby(2)	NR / NR / NR	55,000	29.8%	Yes	$549,883	$10.00	9/30/2032	NA	NA	4, 5-year options
Total Anchors		55,000	29.8%

Jr. Anchors
Burkes Outlet(3)(4)	NR / NR / NR	20,000	10.8%	Yes	$192,957	$9.65	1/31/2028	$97.91	9.9%	2, 5-year options
T.J. Maxx(5)	NR / A2 / A+	20,000	10.8	Yes	$171,780	$8.59	9/30/2027	NA	NA	4, 5-year options
PetSmart(6)	NR / Caa3 / CCC	18,188	9.8	Yes	$328,700	$18.07	9/30/2027	NA	NA	4, 5-year options
Ross Dress for Less(7)	NR / A3 / A-	18,000	9.7	Yes	$226,602	$12.59	1/31/2028	NA	NA	4, 5-year options
Ulta	NR / NR / NR	10,123	5.5	Yes	$230,894	$22.81	10/31/2027	NA	NA	3, 5-year options
Five Below	NR / NR / NR	10,089	5.5	Yes	$172,483	$17.10	1/31/2028	NA	NA	3, 5-year options
Total Jr. Anchors		96,400	52.2%

Occupied In-line		21,533	11.7%	Yes	$413,770	$19.22
Occupied Outparcel		7,279	3.9%	Yes	$225,861	$31.03
Vacant Spaces		4,574	2.5%	Yes	$0	$0.00
Total Owned SF		184,786	100.0%
Total SF		184,786	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)	Hobby Lobby has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(3)	Burkes Outlet has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(4)	Tenant sales $ per SF are based on the trailing 11 months as of December 31, 2018, as provided by the borrower.

(5)	T.J. Maxx has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(6)	PetSmart has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(7)	Ross Dress for Less has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

HOPKINSVILLE TOWNE CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Hopkinsville Towne Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Total Rent	% of Total UW Total Rent	UW Total Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Hobby Lobby(2)	NR / NR / NR	55,000	29.8%	$549,883	21.9%	$10.00	9/30/2032	NA	NA	4, 5-year options
PetSmart(3)	NR / Caa3 / CCC	18,188	9.8	328,700	13.1	18.07	9/30/2027	NA	NA	4, 5-year options
Ulta	NR / NR / NR	10,123	5.5	230,894	9.2	22.81	10/31/2028	NA	NA	3, 5-year options
Ross Dress for Less(4)	NR / A3 / A-	18,000	9.7	226,602	9.0	12.59	1/31/2028	NA	NA	4, 5-year options
Burkes Outlet(5)(6)	NR / NR / NR	20,000	10.8	192,957	7.7	9.65	1/31/2028	$97.91	9.9%	2, 5-year options
Five Below	NR / NR / NR	10,089	5.5	172,483	6.9	17.10	1/31/2028	NA	NA	3, 5-year options
T.J. Maxx(7)	NR / A2 / A+	20,000	10.8	171,780	6.8	8.59	9/30/2027	NA	NA	4, 5-year options
Rack Room Shoes(8)	NR / NR / NR	6,023	3.3	132,668	5.3	22.03	1/31/2028	$202.72	10.9%	3, 5-year options
Panera	NR / NR / NR	4,102	2.2	127,144	5.1	31.00	12/31/2027	NA	NA	3, 5-year options
Hibbett Sports(9)	NR / NR / NR	6,510	3.5	115,841	4.6	17.79	10/31/2022	$80.30	22.2%	2, 5-year options
Ten Largest Tenants		168,035	90.9%	$2,248,953	89.5%	$13.38
Remaining Owned Tenants		12,177	6.6	263,977	10.5	21.68
Vacant Spaces (Owned Space)		4,574	2.5	0	0.0	0.00
Totals / Wtd. Avg. Tenants		184,786	100.0%	$2,512,930	100.0%	$13.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Hobby Lobby has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(3)	PetSmart has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(4)	Ross Dress for Less has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(5)	Burkes Outlet has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(6)	Tenant sales $ per SF are based on the trailing 11 months as of December 31, 2018, as provided by the borrower.

(7)	T.J. Maxx has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(8)	Tenant sales $ per SF are based on the trailing 12 months as of December 31, 2018, as provided by the borrower.

(9)	Tenant sales $ per SF are based on the trailing 12 months as of October 31, 2018, as provided by the borrower.

The following table presents certain information relating to the lease rollover schedule at the Hopkinsville Towne Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Total Rent	% of Total UW Total Rent	UW Total Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	8,018	4.3	4.3%	165,075	6.6	20.59	2
2023	0	0.0	4.3%	0	0.0	0.00	0
2024	0	0.0	4.3%	0	0.0	0.00	0
2025	4,000	2.2	6.5%	67,217	2.7	16.80	1
2026	0	0.0	6.5%	0	0.0	0.00	0
2027	42,290	22.9	29.4%	627,624	25.0	14.84	3
2028	70,904	38.4	67.8%	1,103,131	43.9	15.56	7
2029	0	0.0	67.8%	0	0.0	0.00	0
2030 & Thereafter	55,000	29.8	97.5%	549,883	21.9	10.00	1
Vacant	4,574	2.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	184,786	100.0%		$2,512,930	100.0%	$13.60	14

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Hopkinsville Towne Center Property:

Historical Leased %(1)

2017(2)	As of 10/25/2018
26.5%	97.5%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	The Hopkinsville Towne Center Property was constructed in 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

HOPKINSVILLE TOWNE CENTER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hopkinsville Towne Center Property:

Cash Flow Analysis(1)

	2017	2018	Underwritten(2)	Underwritten $ per SF
Base Rent	$979,993	$2,070,402	$2,010,569	$10.88
Total Reimbursement Revenue	45,426	425,063	502,360	2.72
Market Revenue from Vacant Units	0	0	148,990	0.81
Other Revenue	3	0	0	0.00
Gross Revenue	1,025,422	2,495,465	2,661,920	14.41
Less Vacancy Loss	(507,763)	(167,622)	(148,990)	(0.81)
Effective Gross Income	$517,659	$2,327,843	$2,512,930	$13.60

Total Operating Expenses	$110,788	$615,932	$589,704	$3.19

Net Operating Income	$406,871	$1,711,911	$1,923,226	$10.41
TI/LC	0	0	87,307	0.47
Capital Expenditures	0	0	27,718	0.15
Net Cash Flow	$406,871	$1,711,911	$1,808,201	$9.79

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of October 25, 2018 and contractual rent steps through May 31, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

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soho beach house

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CREFI
Location (City/State)	Miami Beach , Florida		Cut-off Date Principal Balance(3)		$15,000,000
Property Type	Mixed Use		Cut-off Date Principal Balance per Room(1)(2)		$1,122,448.98
Size (Rooms)(1)	49		Percentage of Initial Pool Balance		1.9%
Total TTM Occupancy as of 1/31/2019	90.2%		Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 1/31/2019	90.2%		Type of Security		Fee Simple
Year Built / Latest Renovation(1)	1942 / 2010		Mortgage Rate		5.3400%
Appraised Value	$214,000,000		Original Term to Maturity (Months)		59
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)		59
			Borrower Sponsor(4)	US AcquireCo, Inc.

Underwritten Revenues	$46,662,860
Underwritten Expenses	$31,272,205		Escrows
Underwritten Net Operating Income (NOI)	$15,390,655
Underwritten Net Cash Flow (NCF)	$14,138,153			Upfront	Monthly
Cut-off Date LTV Ratio(2)	25.7%		Taxes	$159,972	$26,662
Maturity Date LTV Ratio(2)	25.7%		Insurance	$340,170	$48,596
DSCR Based on Underwritten NOI / NCF(2)	5.17x / 4.75x		FF&E(5)	$2,500,000	$102,890
Debt Yield Based on Underwritten NOI / NCF(2)	28.0% / 25.7%		Other(6)	$1,000,000	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan	$55,000,000	47.0%	Loan Payoff	$81,046,527	69.3%
Mezzanine Loan	62,000,000	53.0	Reserves	4,000,142	3.4
			Origination Costs	3,449,397	2.9
			Principal Equity Distribution	28,503,934	24.4
Total Sources	$117,000,000	100.0%	Total Uses	$117,000,000	100.0%

(1)	The Soho Beach House Property currently has 49 guestrooms. As part of the borrower sponsor’s planned renovations at the Soho Beach House Property for 2019 (for which the borrower deposited $2,500,000 into the FF&E reserve on the origination date of the Soho Beach House Whole Loan), the borrower expects to convert the penthouse event space into a 1,500 SF guestroom. The upfront deposit of $2,500,000 is for budgeted or lender approved capital expenditures, property improvements and replacement FF&E at the Soho Beach House Property (funds on deposit may be released to the borrower upon satisfaction of specified disbursement conditions) and is not specifically earmarked for the penthouse renovation (estimated by the appraisal to cost approximately $765,000). Upon completion of the 2019 planned renovation, the Soho Beach House Property is expected to have 50 operational guestrooms. The Balance per Room metrics shown above are calculated based on 49 guestrooms.

(2)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Soho Beach House Whole Loan.

(3)	The Cut-off Date Principal Balance of $15,000,000 represents the non-controlling note A-2, which is part of a larger whole loan evidenced by two pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $55,000,000 (the “Soho Beach House Whole Loan”). The related companion loan, which is evidenced by the controlling note A-1 ($40,000,000) was contributed to the Benchmark 2019-B10 securitization transaction.

(4)	US AcquireCo, Inc. is the non-recourse carveout guarantor under the Soho Beach House Whole Loan.

(5)	Monthly FF&E payments will be $102,890 for the monthly payment dates during the remainder of 2019 and will be recalculated annually in January of each calendar year to an amount equal to one-twelfth of 4% of room and food and beverage revenue for the Soho Beach House Property generated during the 12-month period ending on the last day of the most recent calendar quarter for which the borrower has furnished financial statements into the FF&E reserve account.

(6)	Prior to January 1, 2020 and on January 1 of each calendar year thereafter during the term of the Soho Beach House Whole Loan, the lender will reassess the amount necessary to be held in the seasonality reserve account and the lender will require the borrower to deposit an amount equal to 110% of the positive difference between (i) the actual aggregate operating income anticipated to be received by the borrower during the months of May, June, July, August, September and October as set forth in the approved annual budget for the calendar year immediately preceding the date of calculation and (ii) the amount necessary to ensure that the Soho Beach House Property has a debt service coverage ratio of at least 1.25x based on the Soho Beach House Total Debt. The borrower is only required to deposit funds into the seasonality reserve on such monthly payment dates to the extent of sufficient excess cash and the balance will accrue and is required to be paid on each subsequent monthly payment date to the extent of excess cash until such balance is reduced to zero.

The following table presents financial information relating to the Soho Beach House Total Debt:

	Cut-off Date Balance	Balance per Room Cut-off / Balloon	LTV Cut-off / Balloon	UW DSCR NOI / NCF	U/W Debt Yield NOI / NCF	U/W Debt Yield at Balloon NOI / NCF
Whole Loan	$55,000,000	$1,122,449 / $1,122,449	25.7% / 25.7%	5.17x / 4.75x	28.0% / 25.7%	28.0% / 25.7%
Mezzanine Loan	$62,000,000
Total Debt	$117,000,000	$2,387,755 / $2,387,755	54.7% / 54.7%	2.04x / 1.88x	13.2% / 12.1%	13.2% / 12.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

soho beach house

The following table presents certain information relating to the demand segmentation and estimated occupancy, ADR and RevPAR for the competitive set as of year-end 2017:

Demand Segmentation(1)(2)

Property	Rooms	Commercial	Leisure	Group	Estimated 2017 Occupancy	Estimated 2017 ADR	Estimated 2017 RevPAR
Soho Beach House Property	49(3)	5%	80%	15%	86.3%	$519.19	$447.89
Fontainebleau Miami Beach	1,440	5	65	30	70.0 - 75.0%	$330 - $335	$230 - $235
The Confidante Miami Beach	354	10	70	20	75.0 - 80.0%	$385 - $390	$290 - $295
Faena Hotel Miami Beach	179	5	70	25	70.0 - 75.0%	$600 - $605	$430 - $435
The Miami Beach EDITION	294	10	70	20	75.0 - 80.0%	$540 - $545	$410 - $415
1 Hotel South Beach	448	5	75	20	70.0 - 75.0%	$515 - $520	$370 - $375
W South Beach	347	10	75	15	80.0 - 85.0%	$540 - $545	$440 - $445
The Setai Miami Beach	137	5	85	10	75.0 - 80.0%	$620 - $625	$470 - $475
Total / Wtd. Avg.	3,248	7%	70%	24%	73.3%	$437.23	$320.44

(1)	Source: Appraisal.

(2)	Variances between the information presented above and the information presented in the Cash Flow Analysis table with respect to Occupancy, ADR and RevPAR at the Soho Beach House Property are attributable to variances in reporting methodologies and/or timing differences.

(3)	The Soho Beach House Property currently has 49 guestrooms. As part of the borrower sponsor’s planned renovations at the Soho Beach House Property for 2019 (for which the borrower deposited $2,500,000 into the FF&E reserve on the origination date of the Soho Beach House Whole Loan), the borrower expects to convert the penthouse event space into a 1,500 SF guestroom. The upfront deposit of $2,500,000 is for budgeted or lender approved capital expenditures, property improvements and replacement FF&E at the Soho Beach House Property (funds on deposit may be released to the borrower upon satisfaction of specified disbursement conditions) and is not specifically earmarked for the penthouse renovation (estimated by the appraisal to cost approximately $765,000). Upon completion of the 2019 planned renovation, the Soho Beach House Property is expected to have 50 operational guestrooms.

Select Florida Hotel Sales(1)

Property	Date	City	Sale Price		Rooms		Property SF	Property SF per Room	Sale Price per Room		Sale Price per Property SF
Soho Beach House Property(2)		Miami Beach	$214,000,000	(3)	4	(4)	9101,933	2,080	$4,367,347	(3)	$2,099
Oceans Edge Marina	Jul-17	Key West	175,000,000		175		45,360	259	1,000,000		3,858
Loews Don CeSar Hotel	Jan-17	St. Pete Beach	214,000,000		347		254,745	734	616,715		840
SLS South Beach	Jun-15	Miami Beach	125,000,000		140		97,973	700	892,857		1,276
Ritz-Carlton Key Biscayne	Jun-15	Key Biscayne	492,900,000		302		386,744	1,281	1,632,119		1,274
Waldorf Astoria Casa Marina Resort	May-15	Key West	348,000,000		311		197,516	635	1,118,971		1,762
Waldorf Astoria The Reach Resort	May-15	Key West	127,000,000		150		131,773	878	846,667		964
La Playa Resort	May-15	Naples	185,500,000		189		182,287	964	981,481		1,018
The Marker	May-15	Key West	96,250,000		96		37,890	395	1,002,604		2,540
St. Regis Bal Harbour	Jan-14	Miami Beach	213,000,000		192		NAV	NAV	1,109,375		NAV
Fountainebleau Miami	Dec-13	Miami Beach	1,278,500,000		1504		835,830	556	850,066		1,530
Avg. / Wtd. Avg. (excluding the Soho Beach House Property)(5)			$325,515,000		341		478,894	717	$1,020,431		$1,567

(1)	Source: Appraisal.

(2)	The Soho Beach House Property has the highest Property SF per Room and lowest number of Rooms among the sample shown above due to its focus on primary revenue streams. Together, food and beverage and membership sales account for approximately 72.6% of total revenue at the Soho Beach House Property while room revenue accounts for approximately 18.1%.

(3)	Based on the as-is” appraised value for the Soho Beach House Property as of November 1, 2018.

(4)	The Soho Beach House Property currently has 49 guestrooms. As part of the borrower sponsor’s planned renovations at the Soho Beach House Property for 2019 (for which the borrower deposited $2,500,000 into the FF&E reserve account on the origination date of the Soho Beach House Whole Loan), the penthouse event space is expected to be converted into a 1,500 SF. guestroom. The upfront deposit of $2,500,000 is for budgeted or lender approved capital expenditures, property improvements and replacement FF&E at the Soho Beach House Property (funds on deposit may be released to the borrower upon satisfaction of specified disbursement conditions) and is not specifically earmarked for the penthouse renovation (estimated by the appraisal to cost approximately $765,000). Upon completion of the 2019 planned renovation, the Soho Beach House Property is expected to have 50 operational guestrooms.

(5)	Wtd. Avg. is weighted based on Sale Price.

The following tables present certain information relating to historical occupancy, ADR and RevPAR at the Soho Beach House Property and its competitive set, as provided in a market report for each individual property:

Historical Statistics(1)(2)

	Soho Beach House Property			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2016(3)	82.1%	$536.75	$440.56	72.1%	$421.45	$303.86	113.8%	127.4%	145.0%
2017(3)	83.7%	$511.32	$428.11	73.2%	$435.76	$318.85	114.4%	117.3%	134.3%
T-12 September 2018(4)	87.4%	$540.26	$472.05	75.7%	$466.50	$353.23	115.4%	115.8%	133.6%

(1)	Variances between the information presented above and the information presented in the Cash Flow Analysis table with respect to Occupancy, ADR and RevPAR at the Soho Beach House Property are attributable to variances in reporting methodologies and/or timing differences.

(2)	According to the December 2017 and September 2018 hospitality research reports, the Soho Beach House Property’s competitive set included Fontainebleau Miami Beach, Edition Miami Beach, The Confidante Miami Beach, The Setai, W Hotel South Beach, 1 Hotel South Beach and Faena Hotel Miami Beach.

(3)	Source: December 2017 hospitality research report.

(4)	Source: September 2018 hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

soho beach house

The following table presents Soho Beach House historical membership sales:

Soho Beach House Membership	2013	2014	2015	2016	2017	Jan 2019
Total Members	2,293	2,506	2,919	3,297	3,943	4,640

■	Operating History and Underwritten Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Soho Beach House Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 1/31/2019	Underwritten	Underwritten $ per Room
Room Revenue	$7,909,902	$7,725,615	$8,519,166	$8,460,152	$8,460,152	$172,656
Food & Beverage Revenue	19,725,899	20,182,027	22,545,512	22,852,410	22,852,410	$466,376
Membership Sales	6,911,985	8,382,549	10,826,553	11,008,006	11,008,006	$224,653
Other Revenue(2)	2,662,165	2,012,954	2,395,152	2,741,190	2,741,190	$55,943
Spa Sales	1,435,795	1,483,021	1,603,805	1,601,102	1,601,102	$32,676
Total Revenue	$38,645,744	$39,786,166	$45,890,188	$46,662,860	$46,662,860	$952,303

Room Expense	$3,393,175	$3,747,924	$4,132,993	$4,162,911	$4,162,911	$84,957
Food & Beverage Expense	9,760,129	9,576,405	10,326,266	10,400,056	10,400,056	212,246
Other Expense	6,273,620	5,206,418	5,484,483	5,498,119	5,498,119	112,207
Total Departmental Expense	$19,426,923	$18,530,747	$19,943,742	$20,061,086	$20,061,086	$409,410
Total Undistributed Expense	9,102,488	8,924,013	9,965,474	10,072,856	10,217,815	208,527
Fixed Charges	1,384,737	1,161,692	1,219,317	1,229,408	993,304	20,272
Total Operating Expenses	29,914,148	28,616,452	31,128,533	31,363,350	31,272,205	638,208

Net Operating Income	$8,731,596	$11,169,714	$14,761,655	$15,299,510	$15,390,655	$314,095
FF&E(3)	1,105,432	1,116,306	1,242,587	1,252,503	1,252,503	$25,561
Net Cash Flow	$7,626,164	$10,053,408	$13,519,068	$14,047,007	$14,138,153	$288,534

(1)	The borrower sponsor’s operating statements report available rooms based on the weighted average available rooms at the Soho Beach House Property per year after factoring in rooms that were offline due to renovation. Due to the historical ongoing room renovations that have taken place at the Soho Beach House Property, the room numbers presented above vary and do not equal the 50 guestrooms that will be available at the Soho Beach House Property after completion of the penthouse event space conversion to a guestroom. U/W Rooms is based on the T-12 1/31/2019 weighted average available rooms of 48.

(2)	Other Revenue represents revenue from parking (valet parking managed by USA Parking, a third party), private space rental, beach bed rentals, cigarette sales, cigar sales and miscellaneous income.

(3)	Underwritten FF&E represents 4.0% of gross revenues.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. Changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Investors should be aware and in some cases are required to be aware of the risk retention and due diligence requirements in the European Union (the “EU Risk Retention and Due Diligence Requirements”) which apply in respect of institutional investors as defined in specified European Union Directives and Regulations (“Institutional Investors”) including: institutions for occupational retirement; credit institutions; alternative investment fund managers who manage or market alternative investment funds in the European Union; investment firms (as defined in Regulation (EU) No 575/2013 (the “CRR”)); insurance and reinsurance undertakings; and management companies of UCITS funds (or internally managed UCITS), as set out in Regulation (EU) 2017/2402 (the “Securitization Regulation”). These requirements restrict such investors from investing in securitizations unless such investors have verified that: (i) the originator, sponsor or original lender will retain, on an ongoing basis, a material net economic interest of not less than five percent. in the securitization determined in accordance with Article 6 of the Securitization Regulation and the risk retention is disclosed to Institutional Investors; (ii) the originator, sponsor or securitization special purpose entity (i.e., the issuer special purpose vehicle) has, where applicable, made available the information required by Article 7 of the Securitization Regulation in accordance with the frequency and modalities provided for in that Article; and (iii) where the originator or original lender is established in a non-European Union country, the originator or original lender grants all the credits giving rise to the underlying exposures on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes to ensure that credit-granting is based on thorough assessment of the obligor’s creditworthiness. Pursuant to Article 14 of the CRR consolidated subsidiaries of credit institutions and investment firms subject to the CRR may also be subject to these requirements.

—	Failure to comply with one or more of the requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge on the certificates acquired by the relevant investor. Aspects of the requirements and what is or will be required to demonstrate compliance to European national regulators remain unclear. Prospective investors should make themselves aware of the EU Risk Retention and Due Diligence Requirements described above (and any corresponding implementing rules of their regulator), where applicable to them, in addition to any other applicable regulatory requirements with respect to their investment in the certificates.

—	Prospective investors should be aware that none of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with any EU Risk Retention and Due Diligence Requirements, provide information allowing a prospective investor to comply with its due diligence obligations under the EU Risk Retention and Due Diligence Requirements, or to take any other action which may be required by prospective investors for the purposes of their compliance with any EU Risk Retention and Due Diligence Requirements. Consequently, the certificates may not be a suitable investment for investors that are now or may in the future be subject to any EU Risk Retention and Due Diligence Requirements. As a result, the price and liquidity of the certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer your certificates or the price you may receive upon your sale of your certificates. Each investor should evaluate the impact any such non-compliance may have on it.

—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, new capital regulations were issued by the U.S. banking regulators in July 2013; these regulations implement the increased capital requirements established under the Basel Accord and are being phased in over time. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset -backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

—	Section 619 of the Dodd Frank Act (such statutory provision together with the implementing regulations, the “Volcker Rule”) generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

—	The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the retaining sponsor or the retaining third-party purchaser will at all times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the retaining sponsor or the retaining third party purchaser to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity or Anticipated Repayment Date

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date or anticipated repayment date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty of such sponsor or a material document deficiency. We cannot assure you that a sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of such sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders and the RR Interest Owner if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA, the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class F, Class G-RR and Class H-RR certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, of Goldman Sachs Bank USA, one of the originators, and of Goldman Sachs & Co. LLC, one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans, except to the extent that GSMC and CREFI (or either party’s “majority-owned affiliate” as defined in the Credit Risk Retention Rules) are expected to hold the VRR Interest as described in “Credit Risk Retention” in the Preliminary Prospectus. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans. Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders and the RR Interest Owner. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates. Similarly, the expected VRR Interest Owners and the parties expected to be designated to consult with the special servicer on their behalf as the risk retention consultation parties are each affiliated with an Underwriter Entity.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., AmeriVet Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866- 471-2526 or if you email a request to prospectus-ny@gs.com.